Exhibit 10.5

LEASE

BY AND BETWEEN

FREESCALE SEMICONDUCTOR, INC., a Delaware corporation, as Landlord

and

EVERSPIN TECHNOLOGIES, INC., a Delaware corporation, as Tenant

1.	PREMISES	1

2.	TERM	3

3.	FIXED RENT	4

4.	ADDITIONAL RENT; PAYMENT ADDRESSES; DEFINITION OF RENT; LATE CHARGE	4

5.	USE	5

6.	ROOF EQUIPMENT	7

7.	COMPLIANCE WITH LEGAL REQUIREMENTS	8

8.	NO WASTE OR DAMAGE; CONDITION OF PREMISES UPON SURRENDER	8

9.	CHANGES, ALTERATIONS AND ADDITIONS	9

10.	INGRESS AND EGRESS	10

11.	ABANDONMENT	11

12.	REPAIRS AND MAINTENANCE	11

13.	TEMPERATURE MAINTENANCE	12

14.	UTILITIES AND SERVICES	13

15.	LANDLORD’S RIGHT OF ENTRY	14

16.	DAMAGE OR DESTRUCTION OF PREMISES	14

17.	CONDEMNATION	16

18.	LANDLORD’S LIABILITY	16

19.	DEFAULT	17

20.	BANKRUPTCY	19

21.	INDEMNIFICATION	19

22.	INSURANCE	20

23.	MECHANIC’S LIENS	21

24.	ASSIGNMENT OR SUBLETTING	22

25.	DELAYS	22

26.	SUCCESSORS AND ASSIGNS	23

27.	OPTION TO RENEW	23

28.	SUBORDINATION	23

29.	HOLDOVER	24

30.	ALTERNATIVE DISPUTE RESOLUTION	24

31.	ENVIRONMENTAL, HEALTH AND SAFETY	25

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32.	BROKERS	30

33.	NOTICES	30

34.	WAIVER	31

35.	AMENDMENTS	31

36.	QUIET ENJOYMENT	31

37.	CONVEYANCE BY LANDLORD	32

38.	CONSTRUCTION OF LANGUAGE	32

39.	MARGINAL HEADINGS	32

40.	ENTIRE AGREEMENT	32

41.	SEVERABILITY	32

42.	ESTOPPEL CERTIFICATE	33

43.	SIGNS	33

44.	LATE PAYMENTS	33

45.	MISCELLANEOUS OTHER SERVICES	33

46.	INTERRUPTION OF SERVICES	34

47.	GOVERNING LAW	34

48.	NO WARRANTY	34

49.	INTENTIONALLY OMITTED	34

50.	CERTAIN RIGHTS RESERVED BY LANDLORD	34

51.	NO PARTY TO BE DEEMED DRAFTER	35

52.	NO INTENDED THIRD PARTY BENEFICIARY	35

53.	CONFIDENTIALITY, NONDISCLOSURE, AND SECURITY	35

54.	SITE ENVIRONMENTAL SERVICES	36

55.	MISCELLANEOUS	38

List of Exhibits

Exhibit A	Description of Project

Exhibit B	Project-Wide Protocols

Exhibit C	Floor Plan of Premises

Exhibit D	Description of Property

Exhibit E	Initial Term Fixed Rent Chart

Exhibit F	Renewal Term Fixed Rent Chart

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Exhibit G	Intentionally Deleted

Exhibit H	Janitorial Specifications

Exhibit I	Description of Landlord’s Furniture in Premises

Exhibit J	Additional rent @ 75wspw: Gas & chemicals, FA, Analytical labs

Exhibit K	HVAC Specifications

Exhibit L	Form Employee Access Agreement

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LEASE

THIS LEASE (“Lease”) is made and entered into June 6, 2008 (the “Effective Date”) between FREESCALE SEMICONDUCTOR, INC., a Delaware corporation, having an address at 6501 William Cannon Drive West, Austin, Texas 78735 (“Landlord”) and EVERSPIN TECHNOLOGIES, INC., a Delaware corporation, having an office at 1300 North Alma School Road, Chandler, Arizona 85224 (herein called “Tenant”).

1. Premises.

A. For and in consideration of the covenants and agreements on the part of Tenant contained herein, and under and subject to the terms and conditions hereof, Landlord hereby leases and demises unto Tenant those certain premises in portions of the buildings known as A Building, B Building, M Building and N Building (individually, a “Building” and collectively with all other buildings located in the Project, the “Buildings”) which are part of that certain project owned by Landlord known as “Chandler” (herein the “Project”) located at 1300 North Alma School Road, Chandler, Arizona 85224 as illustrated on Exhibit A attached hereto and hereby made a part hereof, containing 6,038 square feet of office space in M Building (of which 450 square feet consists of a conference room) (said 6,038 square feet of space is herein referred to as the “Office Space”), 7,130 square feet of fabrication space in M Building and N Building (herein the “Fab Space”), and 2,856 square feet of lab space in B Building (herein the “Lab Space”) totaling 16,024 square feet of floor area (hereinafter called the “Premises”) as illustrated on the floor plans contained in Exhibit C attached hereto and made a part hereof, together with the right to use certain facilities that are located on the real property legally described in Exhibit D attached hereto and made a part hereof (herein the “Property”) that are provided by Landlord in common to Tenant, Landlord’s employees and other third parties such as vendors and suppliers designated by Landlord and are defined below as Common Areas. In addition to the Premises, Landlord hereby grants to Tenant, during the Term of this Lease, at no additional charge, the non-exclusive right to use the space (the “TSO Space”) designated on Exhibit C as the TSO Lab, subject to procedures adopted by Landlord governing such access by Tenant. Tenant may locate certain of Tenant’s Property (as herein defined) in the TSO Space as previously approved by Landlord.

B. Landlord hereby grants to Tenant, during the Term of this Lease, at no additional charge, the non-exclusive use for Tenant’s employees, invitees, visitors and agents of parking spaces and areas in the Project. There is currently no reserved parking at the Project, but if Landlord elects to provide reserved parking during the Term of this Lease, Landlord shall provide, at no additional charge to Tenant, a pro rata share (based on the relative areas of the Premises and the Buildings) of any reserved parking spaces to Tenant which Tenant can allocate to its employees, invitees, visitors and agents as it desires. Landlord shall not be responsible for any loss, theft or damage to any vehicles. Tenant’s employees shall have the right to use the cafeteria. Tenant’s employees shall have the right of access to the fitness facility and the credit union at the Project for the purpose of using the services offered by the third party operators of the credit union and the fitness facility upon the terms and conditions negotiated by Tenant with such third party operators. Both the credit union and the fitness facility are leased by third party operators and Landlord shall not be liable to Tenant for any failure by those third party operators to provide services to Tenant’s employees or for any breach by a third party operator of its obligations to Tenant or Tenant’s employees.

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C. Tenant acknowledges that it has inspected the Premises prior to the Effective Date and that it is familiar with the Premises and all of the systems and facilities located on and servicing the Premises. Tenant acknowledges and agrees that (i) Tenant shall take possession of the Premises in their “as-is” condition on the Commencement Date (as hereinafter defined); (ii) Tenant’s taking possession of the Premises shall be conclusive evidence that the Premises were in good order and satisfactory condition and repair on the Commencement Date; and (iii) there is no agreement of Landlord to alter, remodel, decorate, clean or improve the Premises (or to provide Tenant with a credit or allowance for the same).

D. Landlord has certain furniture and equipment located in the Premises and TSO Space (“Landlord Personal Property”), which Landlord Personal Property is more particularly described in Exhibit I attached hereto and made a part hereof for all purposes, as such Exhibit may be modified from time to time to reflect any additions or retirements of said Landlord Personal Property. Tenant shall have the right to use the Landlord Personal Property subject to such rules and regulations as Landlord adopts with respect thereto. Tenant shall be responsible for repairing and replacing any Landlord Personal Property that is damaged by any actions or omissions of Tenant or any of Tenant’s agents, employees, contractors, suppliers, licensees or invitees. Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Landlord Personal Property to Landlord in the condition as existed as of the Effective Date, ordinary wear and tear and casualty excepted.

E. Landlord shall have the right, at its option and from time to time but no more than once during the Term with respect to any Relocated Premises (as herein defined), to relocate Tenant from all or any portion of the Premises as follows. Landlord shall provide Tenant with not less than sixty (60) days’ prior written notice of relocation of all or any portion of the Office Space and not less than one hundred twenty (120) days’ prior written notice of relocation of all or any portion of the Fab Space or Lab Space. Landlord shall substitute for the relocated portion of the Premises (the “Relocated Premises”) comparable space in the Project containing at least as much space as the original Relocated Premises. The Rent for the Relocated Premises shall be no higher than the Rent for the original Premises. In addition, Landlord shall (a) install improvements in the substituted Premises which are reasonably equivalent to the tenant improvements in the Relocated Premises prior to Tenant’s move to the substituted Premises; (b) Landlord shall pay for the reasonable costs of moving Tenant’s furniture, equipment, personal property and telephone and data systems from the Relocated Premises to the substituted Premises; and (c) Tenant shall not be obligated to pay Rent and other charges for both the Relocated Premises and the substituted Premises at the same time.

F. Contraction Option.

(i) Notwithstanding anything to the contrary in this Lease, Tenant shall have the right to request to terminate the Lease as to any portion of the Premises of 1,000 square feet or more (the “Contraction Space”) by giving Landlord prior written notice (the “Contraction Notice”) of its election to do so at least sixty (60) days for any Contraction Space in the Office Space and at least one hundred twenty (120) days for any

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Contraction Space in the Fab Space or Lab Space. The Contraction Notice shall state the date on which Tenant will surrender the Contraction Space (the “Contraction Date”), which shall in no event be earlier than the required period of prior written notice set forth in the preceding sentence.

(ii) Landlord shall have the right to reject Tenant’s Contraction Notice if the Contraction Space, in Landlord’s reasonable opinion, is not in a configuration marketable to other tenants or not subject to reasonable separation from the Remaining Premises. Within ten (10) business days after the Contraction Notice, Landlord will provide Tenant with notice of whether or not Landlord will accept the surrender of the Contraction Space. If Landlord accepts such surrender, Landlord at the same time shall provide Tenant with an estimate (a “Separation Estimate”) of the cost of the work necessary to separate the Contraction Space from the balance of the Premises (the “Remaining Premises”), including, without limitation, the properly distributed HVAC, sprinkler, telephone and cabling of the Contraction Space. Tenant shall have ten (10) business days after receipt of the Separation Estimate to confirm in writing whether or not Tenant wishes to proceed with the surrender of the Contraction Space. Tenant’s failure to timely provide such written confirmation that it wishes to proceed with the surrender of the Contraction Space shall be deemed Tenant’s election to waive surrender of the Contraction Space and to continue leasing such Contraction Space pursuant to the terms of this Lease.

(iii) If Tenant agrees to proceed with the surrender of the Contraction Space, Tenant shall (a) surrender the Contraction Space to Landlord on the Contraction Date in the condition required pursuant to this Lease, and (b) pay Landlord the reasonable cost of separating the Contraction Space from the Remaining Premises as set forth in the Separation Estimate within ten (10) days before the Contraction Date.

(iv) Landlord shall prepare a lease amendment confirming: (a) the Contraction Date; (b) the Remaining Premises; (c) the Fixed Rent; (d) the cost paid by Tenant pursuant to the Separation Estimate; and (e) any other matter that varies with the size of the Premises. The Fixed Rent will be a pro rata share of the Fixed Rent, reduced by that proportion that the Contraction Space bears to the Premises. Landlord and Tenant will execute the amendment prior to the Contraction Date.

2. Term.

The term of this Lease shall be for a period of two (2) years (the “Initial Term”), which Initial Term shall commence on June 6, 2008 (the “Commencement Date”) and end on June 6, 2010, subject to extensions pursuant to agreement of the parties or any option hereinafter set forth. All references in this Lease to the “Term” shall be deemed to include the Initial Term, as the same may be extended for the Renewal Term (as defined in Section 27 below).

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3. Fixed Rent.

Landlord and Tenant expressly acknowledge that, as to the components included in the definition of “Fixed Rent” (as defined below) this Lease shall be a “gross lease” and that except as expressly set forth in this Lease, no additional charges for the components that are part of the Fixed Rent shall be assessed or charged against Tenant. The Fixed Rent includes the following components: (1) base rent for the use of the Premises only; (2) the Services (as defined below) to be provided as part of the Fixed Rent; (3) Landlord’s costs to repair and maintain the Common Areas and the Premises as specified in Sections 12, 13 and 14 below except to the extent that this Lease expressly provides that Tenant is responsible for such costs; and (4) real estate taxes assessed against the Property except the Rental Taxes (as defined below).

A. Fixed Rent – Initial Term.

During the Initial Term of the Lease, Tenant will pay Fixed Rent to Landlord in the manner set forth in Section 4 below in monthly installments in advance on the first day of each calendar month in the amounts set forth on the schedule attached hereto as Exhibit E.

B. Fixed Rent –Renewal Term.

If Tenant elects to exercise its renewal option pursuant to Section 27 below, Tenant will pay Fixed Rent and Additional Rent (as defined below) to Landlord at pursuant to the terms and conditions of this Lease. The Fixed Rent for the Renewal Term (as herein defined) shall be increased by four percent (4%) as set forth in Exhibit F.

4. Additional Rent; Payment Addresses; Definition of Rent; Late Charge.

A. In addition to the Fixed Rent required to be paid by Tenant under Section 3, Tenant shall pay to Landlord when it pays the Fixed Rent, as Additional Rent, the following: (i) the Chandler City real property sales taxes and Maricopa County real property rental sales taxes assessed against the Rent paid by Tenant to Landlord or the Property (but to the extent such are assessed against the Property, Tenant shall be required to pay Landlord Tenant’s pro rata share of such taxes based on the Rent paid by Tenant to Landlord, which Tenant acknowledges is 100% as of the Effective Date) (collectively, the “Rental Taxes”) in equal monthly installments, which amount will be adjusted if the Fixed Rent is adjusted pursuant to this Lease or if the tax rate is modified during the Term; and (ii) all sums for excess use by Tenant of Services (including Utility Services and Other Services) or other items which Landlord provides under this Lease that are not included in the Fixed Rent, which are either requested by Tenant or provided by Landlord pursuant to the terms of this Lease (but excluding the Services to be provided by Landlord pursuant to the terms of this Lease, the cost of which is included in Fixed Rent pursuant to Section 3 above).

B. Landlord shall deliver all invoices for sums owed by Tenant to Landlord as Additional Rent other than Rental Taxes in accordance with Section 33 of this Lease. Tenant shall be responsible for paying any such invoices for sums that are owed to Landlord as Additional Rent or otherwise within thirty (30) days after Landlord delivers same to Tenant. All payments owed by Tenant to Landlord hereunder for Fixed Rent, Additional Rent, or other sums owed hereunder shall be submitted in accordance with the information below for preferred payment and secondary payment unless Landlord notifies Tenant in writing of a change in such instructions:

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Freescale Headquarters:	Freescale Semiconductor, Inc. 6501 William Cannon Drive West Austin, TX 78735

A/R Contact	Mary Mullen

Preferred Payment Method	EFT Routing Acct. Swift number is

Secondary Payment Info.

Remit Address for hard copy checks:

Freescale Semiconductor Inc.

File #:

PO Box 7247-6477

Philadelphia, PA 19170-6477

For checks sent by courier:

Freescale Semiconductor Inc.

File #:

c/o CITIBANK DELAWARE

1615 Brett Road

New Castle, DE 19720

C. In addition to the charge set forth in Section 44, Tenant shall pay to Landlord a late charge equal to two percent (2%) of any installment of monthly Rent and any other amount payable under this Lease that is paid late as liquidated damages to compensate Landlord for costs and inconveniences of special handling and disruption of cash flow.

D. The terms Fixed Rent and Additional Rent are sometimes collectively referred to herein as “rent” or “Rent” and shall include any and all sums due from Tenant to Landlord under the terms of this Lease. All Rent shall be due and payable without notice, demand, offset, or right of recoupment. If the Term commences on a day other than the first day of a calendar month or terminates on a day other than the last day of a calendar month, all Rent shall be prorated accordingly.

5. Use.

A. Tenant shall have the right to use the Premises as follows and for no other purposes: (i) the Fab Space may be used for manufacturing related to the operation of Tenant’s Magnetoresistive Random Access Memory (“MRAM”) business, including the manufacturing of MRAM products, such as standalone memory, embedded memory-based products and other products leveraging MRAM technology such as magnetic sensors (collectively, the “MRAM Business”); (ii) the Office Space may be used for offices related to the MRAM Business; and (iii) the Lab Space may be used for labs related to the MRAM Business. Tenant may not change

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the use of any part of the Premises from the uses designated in the preceding sentence and Exhibit C without Landlord’s prior written consent. If a proposed change in use increases the cost to Landlord of providing the Services and other costs that are included in Fixed Rent, Landlord may condition its consent to Tenant’s change in use on Tenant’s agreement to increase the Fixed Rent by the amount of Landlord’s increased costs and Tenant’s agreement to pay for any modifications to the site Infrastructure required for such change. If Landlord gives such consent, the Rent shall be adjusted accordingly. Tenant, in its use and occupancy of the Premises, shall not commit waste, shall not cause the insurance carried by Landlord pursuant to Section 22 to be canceled, shall not cause a material disruption or impediment to Landlord’s use of the balance of the Project, nor overload the floors or structure, nor subject the Premises to any use which would tend to damage any portion thereof. In addition, Landlord grants Tenant the right to make use of the Common Areas (as defined below) at the Property in support of Tenant’s use of the Premises. In using the Common Areas, Tenant and its employees, agents, suppliers, shippers, customers, licensees and invitees shall comply with Landlord’s customary operating and security rules and regulations. Landlord shall require Tenant and its employees, agents, suppliers, shippers, customers, licensees and invitees to wear appropriate security identification while on the Premises or the Common Areas. The Premises and Common Areas may only be used by Tenant and its employees, agents, suppliers, shippers, customers, licensees and invitees who are necessary for Tenant’s permitted use of the Premises and/or to perform Tenant’s obligations under this Lease. Landlord and Tenant shall each cooperate and use reasonable efforts to assure that each of Landlord and Tenant may enjoy and use the Common Areas for their intended purposes.

B. Landlord shall at all times retain all other rights with respect to the Common Areas, and shall have the right to reconfigure, restructure, and close, in whole or in part, for repair and maintenance such areas. Except for emergencies, Landlord will give Tenant reasonable notice (which may be oral) prior to commencing any material repair or maintenance of the Common Areas, and shall use commercially reasonable efforts to finish such repair and maintenance promptly and to prevent the same from causing undue interference with Tenant’s operations or access to the Premises.

C. Landlord and Tenant acknowledge and agree that their joint cooperation is necessary to promote the safe and effective utilization of the Premises and joint occupancy of the Common Areas by Tenant and the balance of the Property by Landlord. Accordingly, Landlord and Tenant agree that in connection with their respective use, occupancy and operations at the Property and the exercise of their rights and performance of their obligations under this Lease, each of them shall:

(i) conduct its activities in a safe and prudent manner consistent with sound industry practices;

(ii) comply, at its sole expense, with (a) all Legal Requirements (as defined in Section 7), (b) Landlord’s environmental safety and health protocols for the Project; (c) Landlord’s construction protocols; and (d) any other Project-wide specifications and protocols applicable to such party (the items specified in (b), (c) and (d) are collectively referred to herein as “Project-Wide Protocols”); provided, however, that, except as explicitly set forth in this Lease, Tenant shall have no right to make any repairs to the

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Infrastructure or capital improvements or replacements with respect to the Property, the Premises or the Common Areas. Certain Project-Wide Protocols are attached hereto as Exhibit B. Tenant shall be required to comply only with (i) the Project-Wide Protocols attached hereto, (ii) any Project-Wide Protocols delivered to Tenant no later than sixty (60) days following the Effective Date, and (iii) any other Project-Wide Protocols adopted by Landlord and delivered to Tenant after the Effective Date if such Project-Wide Protocols are adopted by Landlord for the purpose of complying with any Legal Requirements. Landlord reserves the right to revise, supplement, replace and otherwise modify the Project-Wide Protocols; provided, however, that Tenant shall not be required to comply with such revisions, supplements, replacements or other modifications until Landlord delivers the same in writing to Tenant; and

(iii) use reasonable efforts not to interfere with the enjoyment of the use and occupancy of the Property by the other as permitted by this Lease.

D. For purposes of this Lease, the term “Common Areas” shall mean the stairways and halls providing ingress and egress between the Premises and the other areas defined as Common Areas herein and the exterior doorways of the Buildings designated by Landlord from time to time as those which Tenant may use, restrooms in the Buildings and the areas listed in this definition, the loading docks in each Building, Project parking areas and lots which are not designated for the specific use of Landlord or another user of the Project, the cafeteria, lobbies which are not restricted in use, the site mailroom and shipping and receiving areas as shown on Exhibit A and sidewalks and private streets within the Project. The fitness facility and the credit union shall not be defined as Common Areas. The Common Areas shall not include any areas of the Project that Landlord designates from time to time as excluded from Common Areas. Tenant shall not have the right to use the roof, the telephone closets, any of the Infrastructure or portions of the Project which are for Landlord’s exclusive use or which are for the exclusive use of third parties designated by Landlord, including, without limitation, other tenants in the Project or other vendors or suppliers, unless Landlord gives its prior written consent to such use and such use complies with Landlord’s Project-Wide Protocols.

6. Roof Equipment.

Tenant shall not have any right to use the roof of the Buildings for any purpose without the prior written consent of Landlord, which shall not be unreasonably withheld as long as (i) Tenant’s use of the roof is non-exclusive and does not interfere with any other party’s right to use the roof as granted by Landlord in its sole discretion; (ii) Tenant is solely responsible for all costs and expenses for repairs and maintenance of the roof which result from Tenant’s use of the roof; (iii) upon the expiration or earlier termination of this Lease, Tenant, at its sole cost and expense, shall remove any equipment placed by Tenant on the roof in accordance with Landlord’s Project-Wide Protocols for such removal and reimburse Landlord for the costs of the repair of any damage caused by such removal and restoration of the roof and any other affected portions of the applicable Building to the condition they were in prior to the installation of Tenant’s equipment on the roof; and (iv) any such installation must comply with all applicable Legal Requirements and the terms of any applicable roof warranty.

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7. Compliance with Legal Requirements.

As used herein, the term “Legal Requirements” shall mean the requirements of (a) all applicable laws, statutes, ordinances, codes, rules, orders and regulations of all federal, state, county, and municipal governments, and any and all of their departments, bureaus and agencies now in force or that may hereinafter be enacted, including, without limitation, the ADA (as hereinafter defined), and (b) all rules, orders, regulations, standards and requirements of the Project insurance underwriter and applicable fire codes (collectively, “Fire Code Requirements”). In addition to the provisions of Section 49 hereof relating to ADA compliance and Sections 31 and 54 relating to “Environmental Laws” (defined in 31A below), Tenant shall, during the Term of this Lease comply with all applicable Legal Requirements insofar as they pertain to Tenant’s use and occupancy of the Premises and the Common Areas, provided, however, that Landlord shall be responsible for performing any alterations or improvements to the Project and Buildings, including the Premises and Common Areas, to cause the same to comply with Legal Requirements to the extent that (i) such alterations or improvements are required by Legal Requirements, (ii) the condition causing such alteration or improvement to be required by Legal Requirements existed as of the Commencement Date, and (iii) such requirement is not related to Tenant’s use and occupancy of the Premises, any alterations performed by Tenant or any other actions taken or omissions by Tenant or its employees, consultants, vendors, invitees, agents or licensees (any alterations that Landlord is required to perform pursuant to this sentence are herein referred to as “Landlord Required Alterations”). In no event shall Tenant be obligated to pay for any costs incurred by Landlord in connection with upgrading the Project, the Building, the Common Areas, the Project or the Premises to comply with any violations of Legal Requirements, which violations exist on the Commencement Date.

8. No Waste or Damage; Condition of Premises Upon Surrender.

A. Tenant shall not commit any waste of or any damage to the Premises.

B. Upon the termination of this Lease, whether by forfeiture, lapse of time or otherwise, or upon termination of Tenant’s right to possession of the Premises, Tenant will at once surrender and deliver up the Office Space, together with all improvements thereon, to Landlord, broom swept, in the same configuration as existed as of the Commencement Date unless the Office Space has been altered in accordance with Section 9 hereof and in as good condition and repair as existed on the Commencement Date of this Lease, reasonable wear and tear, damage or destruction from a Casualty (as defined below) for which Tenant is not obligated in this Lease to repair or restore and/or the taking of, damage to, or reduction in the size of the Office Space by eminent domain excepted. As used in this paragraph, the term, “improvements” shall include, without limitation, all plumbing, lighting, electrical, heating, cooling and ventilating fixtures and equipment, and all Alterations made to the Office Space after the Commencement Date. All Alterations, temporary or permanent, made in or upon the Office Space by Tenant shall become Landlord’s property and shall remain in the Office Space upon any such termination without compensation, allowance or credit to Tenant; provided, however, that Landlord shall have the right to require Tenant to pay Landlord’s cost (the “Removal Cost”) to remove any Alterations made without Landlord’s consent or as to which Landlord notifies Tenant that Tenant must remove and to repair any damage occasioned by such

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removal and restoration. If Landlord requires removal of any Alterations, Tenant shall cause the same to be removed by contractors approved by Landlord to work at the site and Tenant shall pay the Removal Cost as Additional Rent in accordance with the procedures set forth in Section 9B below. This Section shall survive termination of this Lease.

C. Upon the termination of this Lease, whether by forfeiture, lapse of time or otherwise, or upon termination of Tenant’s right to possession of the Premises, Tenant shall, at its sole cost and expense, be responsible for restoring the Lab Space and the Fab Space to the lateral condition compliant with the De-facilitization and Decontamination Protocols included in the Project-Wide Protocols (collectively, the “De-facilitization and Decontamination Protocols”), as the same Landlord may modify from time to time and provide in writing to Tenant, reasonable wear and tear, damage or destruction from a Casualty (as defined below) for which Tenant is not obligated in this Lease to repair or restore and/or the taking of, damage to, or reduction in the size of the Lab Space or Fab Space, as the case may be, by eminent domain excepted. Any references in the De-facilitization and Decontamination Protocols to Responsible Department or Equipment Owner shall be deemed to refer to Tenant for purposes of the Premises and all references therein to EHS shall mean Landlord’s EHS department and to “Facilities” shall mean “Landlord’s Facilities” organization. The De-facilitization and Decontamination Protocols are subject to such written changes as Landlord shall determine are necessary to comply with any changes in applicable Legal Requirements, including, without limitation, Environmental Laws, and Tenant shall be bound to comply with such written modifications provided by Landlord. When Tenant is prepared to begin the process of restoring the Lab Space and the Fab Space to the condition required under this subparagraph C, Tenant shall notify Landlord in writing in accordance with the procedures set forth in Section 9B below and Landlord shall work with Tenant to have third party consultants perform the necessary work in accordance with Section 9B. If the restoration of the Fab Space and/or the Lab Space is not completed in accordance with the De-facilitization and Decontamination Protocols when the Lease terminates, Tenant’s obligation to pay Rent as to the Lab Space and Fab Space which has not been properly restored shall continue pursuant to Section 29 hereof until the restoration is completed. This Section shall survive termination of this Lease.

9. Changes, Alterations and Additions.

A. No changes, alterations or additions shall be made to the Premises by Tenant and no new process or Infrastructure equipment may be placed in the Premises or removed from the Premises (“Alterations”) without the prior written approval of Landlord. Without limiting the generality of the foregoing, if the proposed Alterations will necessitate modifications to the Project Infrastructure, require Landlord to provide additional Services or otherwise increase the cost to Landlord to perform any other obligation of Landlord under this Lease, the cost of which is already included in Fixed Rent, Landlord can either refuse to give its approval or condition such approval on Tenant’s agreement to pay Landlord for such increased costs. Prior to making any Alterations, Tenant shall notify Landlord in writing of the details of the proposed Alterations. Anything in this Lease to the contrary notwithstanding, if Tenant proposes any Alteration which is defined as a “Change” under Section 31, then Tenant shall be obligated to follow the “Management of Change Procedure” (defined in Section 33 below) with respect to all aspects of such Alteration.

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B. If Landlord approves any such Alteration pursuant to Section 9A above or if any Change (as defined below) requires any Alteration under the Management of Change Procedure (defined in Section 31 below), or if the removal of Tenant’s Property under Section 9C necessitates any repairs or restoration of the Premises, Tenant shall deliver a service request to Landlord together with specifications for the proposed Alteration which describes the Alteration in sufficient detail to allow Landlord to prepare proposals to submit to approved third parties to obtain bids (the “Bids”) from such third parties for any necessary services, such as design, engineering and construction services, or materials that will be required to perform the Alteration. Any work in connection with the Alterations can be performed only by Landlord or third parties who are on Landlord’s approved contractor/consultant list for the Project. Once Landlord obtains the Bids, it shall submit such Bids to Tenant and if Tenant approves such Bids, Tenant shall issue a purchase order authorizing the party that submitted the Bid to perform the work described in the Bid, at Tenant’s sole cost and expense. Tenant shall be responsible for approving the work under each Bid as it is performed and Landlord shall not be liable for any defect in the services, work or materials provided by third parties pursuant to said Bids. Landlord agrees to act as the construction manager for the authorized work at no additional charge to Tenant and, at Tenant’s cost, will apply for and endeavor to obtain any necessary construction permits for such Alterations. Any permanent additions to or alterations of the Premises shall be removed in accordance with Section 8.Notwithstanding any contrary provision of this Lease, Tenant shall be responsible at its sole cost for removing all Tenant’s data and communications cabling from the Premises and between the Premises and the applicable IDF closet and Tenant shall repair any damage to and restore any portion of the Project affected by such removal to their condition immediately prior to the date of the removal.

C. Tenant’s trade fixtures, furniture, inventory, signs, goods, equipment, materials and other personal property used in Tenant’s business (collectively, “Tenant’s Property”) shall at all times remain personal property and, except for any of Tenant’s Property the removal of which is governed by De-facilitization and Decontamination Protocols or is considered to be a Change under Section 31, may be removed from time to time by Tenant; provided, however, that Tenant shall be responsible for the cost and expense incurred by Landlord under Section 9B to (i) repair any physical injury to the Project and Premises caused by the removal of any such property and (ii) return the Project and Premises to the condition prior to the installation of any of Tenant’s Property, reasonable wear and tear and casualty damage excepted. All removal of Tenant’s Property from the Premises which is hard-wired to the Buildings or would impact the Project Infrastructure must be done in accordance with Landlord’s then applicable Project-Wide Protocols and with Landlord’s consent. The removal of any of Tenant’s Property which constitutes a Change under Section 31 must comply with the requirements of Section 8 and Section 9 above.

10. Ingress and Egress.

The Landlord grants to Tenant the nonexclusive right of ingress and egress to the Premises between (a) the existing streets and highways adjoining the Project; and (b) the Premises over the existing drives and parking areas located on the Project. Tenant shall not have access to other areas of the Project unless agreed to in writing by Landlord. As long as Tenant complies with the security, confidentiality and other applicable provisions of this Lease, Tenant shall have full and unimpaired access to the Premises at all times except during emergency situations and planned shutdowns which Tenant is required to participate in as set forth in Section 54A of the Lease, if precluded by Legal Requirements, or as otherwise provided in this Lease.

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11. Abandonment.

Tenant shall continuously occupy the Premises and not vacate or abandon the Premises at any time during the Term or any extension thereof for more than thirty (30) consecutive days unless required to do so by Legal Requirements.

12. Repairs and Maintenance.

A. Except as otherwise set forth in this Lease, Landlord, during the Term of this Lease, shall repair and maintain in good condition, and if necessary, replace all structural portions of the Premises, including, but not limited to, the exterior walls, roof and foundations, pipes and conduits, and utility installations, and all repairs and replacements necessary to put and maintain the exterior of the Premises and parking area (including, but not limited to, filling holes and resealing as necessary, but subject to normal wear and tear), including all improvements now or hereafter constructed thereon by Landlord, and all appurtenances thereto (including sewer and sewer connections, water and gas pipes) in substantially the same condition, order and repair as existed on the Commencement Date (subsequent normal wear and tear and casualty loss excepted); provided, however, that if any said repairs and/or maintenance are necessitated by the negligence or willful misconduct of Tenant, its employees, agents, contractors, licensees or invitees, Tenant shall immediately reimburse Landlord upon Landlord’s delivery of an invoice for the reasonable and actual cost thereof, and no portion of such invoiced amounts shall be included in Fixed Rent. In addition, but except as otherwise provided in this Lease, Landlord shall repair and maintain the interior of the Premises, including, without limitation, windows, repairs and maintenance of those portions of the Premises that are of a structural nature or which are caused by structural failures or movement, repairs to the interior of the Premises made necessary by leakage of the roof, or by leakage of any utility installation and also including, without limitation, repairs and maintenance to ordinary utilities, line plumbing, light fixtures and bulb replacement and interior glass; provided, however, that if any repairs and/or maintenance are necessitated by the acts or omissions of Tenant, its employees, agents, contractors, licensees or invitees, Tenant shall immediately reimburse Landlord upon Landlord’s delivery of an invoice for the cost thereof; and no portion of such invoiced amounts shall be included in Fixed Rent. Notwithstanding the foregoing, Landlord shall not, except as provided in Section 7 of this Lease, be required to repair, alter or make any improvements to the Premises and/or improvements forming a part of the Premises or any of the Facilities to cause the Premises, the Facilities and/or such improvements to comply with Legal Requirements, Environmental Laws, or Project-Wide Protocols nor shall Landlord be required to repair, alter or make any improvements to the Premises or the Project which a third party supplier of services to the Premises is obligated to make under any separate written agreement with Tenant.

B. Landlord, at Landlord’s expense, during the Term shall maintain in good condition and make all repairs and replacements of the Project Infrastructure which serves other areas of the Project in addition to the Premises and will maintain jointly used Infrastructure in good condition and repair. As used herein, the term “Infrastructure” means electrical,

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mechanical, vertical transportation, sprinkler, fire and life safety, structural, security, heating, ventilation and air conditioning systems serving the Buildings and Project, including pipes, wiring, cabling, ducts and conduits forming an integral part of such systems. Tenant shall be responsible, at its sole cost and expense, to repair and maintain any supplemental air conditioning units, hot water heaters, plumbing and Infrastructure that exclusively serves only Tenant’s Facilities and the Premises and all of its tools, equipment and other property located in the Premises, including, but not limited to, its Facilities, equipment, tools and lifts. When Tenant believes that any of the HEPA filters in the Premises or servicing Tenant’s operations in the Premises (even if located outside the Premises) need to be replaced, Tenant shall so notify Landlord in writing and shall provide Landlord with all necessary information and specifications that Landlord or the third party or parties that actually perform the replacement will need to perform the work (the “Other Information”). Landlord shall prepare a specification for the replacement of the filter specified in the notice based on the HVAC Specifications and the Other Information which Tenant shall approve. Upon such approval, Landlord shall obtain a written bid from a third party contractor approved by Landlord to do work at the Project for the cost that such third party will charge for the proposed work. Landlord shall submit such bid to Tenant and if Tenant finds such bid acceptable, Tenant will prepare and issue its purchase order for the work to be done. If Tenant issues its purchase order, Landlord shall act as the construction manager for such work and shall submit the invoice issued by the contractor upon completion of the work described in such purchase order to Tenant who shall pay such sum as Additional Rent to Landlord. In no event shall Landlord be liable for the cost to perform the work to replace the HEPA filters or for any defective work performed by the third party contractor.

C. During the Term of this Lease, Landlord, at its expense, shall provide proper, periodic and normal maintenance, repair and inspection for such heating and air conditioning equipment as exists upon the Premises in order to provide for the HVAC Specifications, the intent of which is to maintain the HVAC system in good condition and repair. If the HVAC equipment requires repairs or replacement of parts, or both, of a major or substantial nature (i.e., in excess of proper, periodic and normal maintenance and inspection), these repairs or replacements, or both, shall be made by Landlord at its expense, unless Tenant’s misuse or abuse of same or any change in the HVAC Specifications necessitates the repair or replacement, or both. Examples of “parts of a major or substantial nature” are compressors, boilers and fan units.

D. Notwithstanding anything contained in this Section 12, if Landlord and Tenant have entered into a separate written agreement with respect to Landlord’s use of some of Tenant’s equipment located in the Premises as specified in that separate agreement, the terms and conditions of that separate agreement shall control with respect to Landlord’s and Tenant’s rights and obligations with respect to such equipment.

13. Temperature Maintenance.

Landlord agrees to maintain (i) temperature in the Office Space and the Common Areas to site standards for the Project, which shall be comparable to habitable temperatures maintained in office space in comparable buildings in Chandler, Arizona, and (ii) temperatures in the Lab Space and Fab Space in accordance with the specifications attached hereto as Exhibit K (collectively, the “HVAC Specifications”). Notwithstanding the foregoing, Landlord may be required to impose energy conservation measures during energy emergency situations that require deviations from the HVAC Specifications, and Landlord shall not be in breach of the Lease for implementing such conservation measures.

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14. Utilities and Services.

A. Except as provided in this Lease, Landlord shall provide or have third parties provide to the Premises for use by Tenant the utility services (the “Utility Services”) which are provided to the Premises as of the Commencement Date, which are hot and cold running water, sewer services, heat, ventilation and air conditioning as stated in Section 13, natural gas and electricity. The cost of said Utility Services are included as part of the Fixed Rent. Landlord may provide or have third parties provide Utility Services to the Premises in excess of those being provided as of the Commencement Date if Tenant desires such change as long as Tenant notifies Landlord of such change, and Tenant pays the increased cost of such Utility Services as Additional Rent. The term “Utility Services” expressly excludes, and Landlord shall have no obligation under this Lease to provide, telephone, telecommunication, network and desktop services, any IT services, and specialty gases all of which are to be provided to Tenant pursuant to separate agreements with Landlord or direct contracts between Tenant and third party providers.

B. As part of the consideration for payment of Fixed Rent above specified, the Landlord, at its own expense, shall furnish, supply and properly maintain for the Tenant, the following services (the “Other Services”):

(i) Care in good condition and appearance of landscaping existing on the Project as of the Commencement Date which shall mean basic outside landscaping services to include watering, fertilizing and grass cutting during the growing season;

(ii) Janitorial services to the Office Space in accordance with Exhibit H and expressly excluding such services for the Fab Space and the Lab Space;

(iii) Parking lot lighting from dusk until dawn – seven days per week;

(iv) Passenger (at all times) and freight (subject to scheduling) elevator service;

(v) Shipping, receiving and mail room services daily Monday through Friday; provided that these services do not include the cost to mail or ship Tenant’s property; Landlord reserves the right to contract with a third party vendor to run the mail room and shipping and receiving operations at the Project;

(vi) Access cards programmed by Landlord for each employee or other person that Tenant notifies Landlord has been permanently assigned by Tenant to the Premises; Tenant will be responsible for providing security identification badges for employees which will be honored by Landlord;

(vii) restroom facilities; and

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(viii) operation, maintenance, repair, cleaning (including janitorial services in accordance with Project wide specifications for all Common Areas of the Project) and supply of the Common Areas in good condition.

C. Except as provided herein, Tenant shall be responsible for procuring its own supplies and services in connection with its operations at, and use and occupancy of, the Premises. Tenant shall provide its own janitorial services for the Fab Space and the Lab Space. Tenant shall be responsible for reimbursing Landlord as Additional Rent for any mailing, shipping or receiving charges payable to ship or mail Tenant’s property.

D. Landlord shall provide the Other Services and the Utility Services (collectively, the “Services”) hereunder to substantially the extent, quantity and quality that such services are provided as of the Commencement Date. Landlord shall not be required to provide any Services to the extent such Services would require Landlord to violate any Legal Requirements.

15. Landlord’s Right of Entry.

A. Landlord has the right to enter the Premises at any reasonable time upon (i) twenty-four (24) hours’ prior notice to Tenant (provided that no notice shall be required in the event of an emergency), for the purpose of performing maintenance, repairs and replacements to the Premises as are permitted or required under this Lease, and (ii) without notice for entry for the purpose of performing routine services which Landlord is required to provide under this Lease, including, but not limited to, routine security services, to exercise Landlord’s rights under this Lease, to inspect the Premises and to ensure that Tenant is complying with the terms and conditions of this Lease. Tenant shall provide Landlord with keys and access cards to the interior and exterior doors of the Premises for such purposes.

B. Upon reasonable notice to Tenant, Landlord may, during the Term, show the Premises to prospective purchasers, mortgagees and tenants.

C. In exercising its rights under this Section, Landlord shall, except in emergencies, use reasonable efforts to enter upon the Premises in a manner that does not unreasonably interfere with Tenant’s operations therein nor materially interfere with or disrupt the normal operation of Tenant’s business.

16. Damage or Destruction of Premises.

A. In the event of damage (“Minor Damage”) to the Premises by fire, other casualty, acts of God or any other insurable event (a “Casualty”) which renders the Premises untenantable in part but Tenant is able in its judgment or Landlord’s judgment to conduct its business therein, and Tenant continues to occupy them in part, the Rent and any other charges shall be apportioned and reduced from the date the damage occurs in the proportion that the unoccupied portion of the Premises bears to the entire Premises until the damage has been repaired. If either Tenant or Landlord determine that Tenant cannot conduct its business in any part of the Premises, then either Tenant or Landlord may elect to terminate the Lease by written notice to the other party within thirty (30) days after the date of the Casualty. If either party fails to give such notice, the Premises shall be repaired in accordance with Section 16C below.

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B. In the event of substantial damage or destruction (“Substantial Damage”) to the Premises by a Casualty which in Landlord’s or Tenant’s reasonable judgment cannot be restored within two hundred seventy (270) days from the date of the Casualty, then either Landlord or Tenant may terminate this Lease by written notice given to the other party within thirty (30) days after the date of the Casualty. If either party fails to give such notice, the Premises shall be repaired in accordance with Section 16C below and the Rent shall wholly abate from the date the damage occurs until Landlord has repaired the Premises to the condition described in Section 16C below unless the Tenant or a party controlled by Tenant caused the Casualty in which event there shall be no Rent abatement.

C. In the event of either Minor Damage or Substantial Damage, unless this Lease is terminated as provided in Sections 16A, B or D hereof, Landlord shall commence within a reasonable time after Landlord receives the insurance proceeds for the Casualty to repair the Premises to substantially the condition in which they were immediately prior to such damage save and except the capital improvements and any other improvements constructed after the Commencement Date. If the damage is not repaired within a reasonable time or in any event within one hundred twenty (120) days from the date commenced in the case of Minor Damage and one hundred eighty (180) days from the date commenced in the case of Substantial Damage, Tenant, as its sole remedy, shall have the right to terminate this Lease by giving Landlord written notice of termination (served no later than thirty (30) days after such right to cancel and terminate arises).

D. Notwithstanding the foregoing, Landlord may elect not to perform restoration work, and instead terminate this Lease by notifying Tenant in writing of such termination within one hundred twenty (120) days after the date the damage occurred (such notice to include a termination date giving Tenant at least sixty (60) days to vacate the Premises), but Landlord may so elect only if the Project is damaged by fire or other casualty (whether or not the Premises are affected) such that: (a) in Landlord’s estimation, restoration cannot reasonably be completed within one hundred twenty (120) days after being commenced without the payment of overtime or other premiums; (b) the holder of any mortgage on the Project shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt in whole or in part; (c) the damage to the Project exceeds 50% of the replacement cost thereof, as estimated by Landlord; (d) such damage occurs during the last year of the Term; (e) regardless of the extent of damage to the Premises, Landlord makes a good faith determination that restoring the Project would be uneconomical; or (f) the damage is not fully covered by Landlord’s insurance policies. Tenant hereby waives any rights it may have under any applicable law to terminate the Lease by reason of damage to the Premises or the Project or to any abatement of Rent except as specifically set forth herein.

E. Notwithstanding anything to the contrary in this Section 16, Landlord shall not be required to expend an amount in excess of the net insurance proceeds recovered by Landlord in connection with the restoration of the Premises pursuant to this Section 16.

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17. Condemnation.

A. If the whole or any substantial part of the Premises shall be taken or condemned by any competent authority for any public use or purpose, the Term of this Lease shall end upon, and not before, the date when the possession of the part so taken shall actually be required for such use or purpose. Current Rent shall thereupon be apportioned as of the date of such termination.

B. If a taking or condemnation occurs but there is no material interference with the use of the Premises for the purposes for which it is then being used, then this Lease shall not be terminated. The Rent payable hereunder shall be diminished by an amount based on the square footage and type of the portion of the Premises which was so taken or sold and Landlord shall, if the condemnation proceeds are made available to Landlord, at Landlord’s sole expense, restore and reconstruct the Premises to substantially their former condition to the extent that the same may be feasible, but Landlord shall in no event be required to spend for such work an amount in excess of the amount received by Landlord as compensation or damages (over and above amounts therefrom paid to the mortgagee, if any, of the Property taken) for the portion of the Premises so taken. Tenant shall not be entitled to and expressly waives all claim to any such compensation, damage or award, but Tenant may file a separate claim for the taking of any fixtures or improvements owned by Tenant and for moving expenses.

18. Landlord’s Liability.

Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant’s employees, invitees, licensees, customers or any other person in or about the Premises, the Buildings or the Property, whether such damage or injury is caused by or results from: (a) fire, steam, explosion, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) conditions arising in or about the Premises, the Buildings or the Property for which Landlord is not expressly obligated otherwise in this Lease; or (d) other tenants of the Property. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this Section 18 shall not, however, exempt Landlord from liability for Landlord’s negligence or willful misconduct. In no event shall Landlord be liable to Tenant under this Lease for special, incidental, treble, punitive or consequential damages. NOTWITHSTANDING ANYTHING IN THIS LEASE OR ANY APPLICABLE LAW TO THE CONTRARY, THE LIABILITY OF LANDLORD HEREUNDER (INCLUDING ANY SUCCESSOR LANDLORD HEREUNDER) AND ANY RECOURSE BY TENANT AGAINST LANDLORD SHALL BE LIMITED SOLELY TO THE INTEREST OF LANDLORD IN THE PROPERTY, AND NEITHER LANDLORD, NOR ANY OF ITS CONSTITUENT MEMBERS, NOR ANY OF THEIR RESPECTIVE AFFILIATES, PARTNERS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR SHAREHOLDERS SHALL HAVE ANY PERSONAL LIABILITY THEREFOR, AND TENANT, FOR ITSELF AND ALL PERSONS CLAIMING BY, THROUGH OR UNDER TENANT, EXPRESSLY WAIVES AND RELEASES LANDLORD AND SUCH RELATED PERSONS AND ENTITIES FROM ANY AND ALL PERSONAL LIABILITY.

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19. Default.

A. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Tenant;

(i) The failure by Tenant to make any payment of Fixed Rent, Additional Rent or any other payment required to be made by Tenant hereunder (a “Non-Payment Default”) within five (5) days of notice from Landlord that such payment is due; provided, however, that Landlord shall not be required to deliver notice of a Non-Payment Default, and any such Non-Payment Default shall automatically be a material default and breach of this Lease by Tenant, if Landlord has delivered notice to Tenant of any Non-Payment Default within six (6) months prior to the date of any subsequent Non-Payment Default. Any notice delivered by Landlord notifying Tenant that such amounts are due shall constitute the notice to pay rent or quit, or other notice, required to terminate a leasehold tenancy under Arizona law;

(ii) The failure by Tenant to observe or perform, any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, other than described in subsection A(i) above, where such failure shall continue for a period of thirty (30) days after receipt of written notice thereof from Landlord to Tenant; provided that if the default cannot be cured within such thirty (30) day period, it shall not be considered a default if Tenant commences to cure such default within such thirty (30) day period and thereafter proceeds diligently and continuously to complete such cure provided in no event shall such cure period exceed sixty (60) days. Such notice shall constitute the notice to pay rent or quit, or other notice, required to terminate a leasehold tenancy under Arizona law; and

(iii) (a) the making by Tenant of any general assignment for the benefit of creditors; (b) Tenant becoming a “debtor” as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); or (c) the appointing of a trustee or receiver to take possession of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where possession is not restored to Tenant within sixty (60) days.

B. At any time after default or breach hereof by Tenant, with or without notice or demand, and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default or breach, Landlord may:

(i) Terminate this Lease and recover from Tenant upon demand therefor, as liquidated and agreed upon final damages for Tenant’s default, an amount equal to the sum of the following: (i) the cost of recovering the Premises, including, without limitation, reasonable attorneys’ fees; (ii) the unpaid Rent earned at the time of termination, plus interest thereon at the Default Rate; (iii) the difference between (1) Rent and other sums which would be payable under this Lease for the remainder of the Term, discounted to present worth at the rate of five percent (5%) per annum, and (2) the then fair market rental value of the Premises as reasonably determined by Landlord for the same period, discounted to present worth at the same rate; (iv) costs of reletting and

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refurbishing the Premises, including, without limitation, reasonable legal fees, brokerage commissions, the costs of alterations and the value of other concessions or allowances granted to a new tenant, and (v) any other sum of money and damages owed by Tenant to Landlord.;

(ii) Terminate Tenant’s right of possession and re-enter and repossess the Premises or any part thereof by summary proceedings, ejectment, forcible entry and detainer, forcible detainer or otherwise, and Landlord shall have the right to remove all persons and property therefrom and change the locks, without judicial process. Landlord shall be under no liability for or by reason of any such entry, repossession or removal. No such re-entry or taking of possession of the Premises by Landlord shall be construed as an election on Landlord’s part to terminate this Lease or to accept a surrender thereof unless a written notice of such intention is given by Landlord to Tenant or unless the termination of this Lease is decreed by a court of competent jurisdiction. Landlord may, but has no obligation to, at its option relet all or any part of the Premises for the account of Tenant for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such conditions (which may include concessions or free rent) and for such uses as Landlord, in its sole discretion, may determine, and Landlord may collect and receive any rents payable by reason of such reletting; and apply the same on account of Rent due and to become due hereunder. Landlord shall not be required to accept any tenant offered by Tenant or observe any instruction given by Tenant about such reletting, or do any act or exercise any care or diligence with respect to such reletting. For the purpose of such reletting, Landlord may decorate or make repairs, changes, alterations or additions in or to the Premises or any part thereof to the extent deemed by Landlord desirable or convenient, and the reasonable cost of such decoration, repairs, changes, alterations or additions shall be charged to and be payable by Tenant as Rent hereunder, as well as any reasonable brokerage and legal fees expended by Landlord. Landlord reserves the right to terminate this Lease at any time after taking possession of the Premises as aforesaid. Neither termination nor repossession and reletting shall relieve Tenant of its obligations hereunder, all of which shall survive such termination, repossession or reletting. Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this Section 19 from time to time and that no suit or recovery of any portion due Landlord hereunder shall be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord. If Landlord terminates Tenant’s possession of the Premises under this Section 19, Landlord shall have no obligation to post any notice and Landlord shall have no obligation whatsoever to tender to Tenant a key for new locks installed in the Premises;

(iii) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the State of Arizona; and

(iv) Do or cause to be done any act or thing that Tenant failed to perform after expiration of the applicable grace period. Any monies paid in connection with the performance of such act or thing shall constitute Additional Rent hereunder and shall be due and payable by Tenant immediately upon notice given by Landlord to Tenant of the nature and amount thereof.

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C. Landlord shall not be in default hereunder unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event until at least thirty (30) days after written notice by Tenant to Landlord; provided, however, that if the nature of Landlord’s default is such that more than thirty (30) days are reasonably required to cure such default, then Landlord shall not be deemed to be in default if Landlord shall have commenced the cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

D. No delay or omission of either party in exercising any right accruing upon any default of the other party shall impair any such right or be construed to be a waiver thereof, and every such right may be exercised at any time during the continuance of such default. A waiver by either of the parties of a breach or a default under any of the terms and conditions of this Lease by the other party shall not be construed to be a waiver thereof, and every such right may be exercised at any time during the continuance of such default. A waiver by either of the parties of a breach or a default under any of the terms and conditions of this Lease by the other party shall not be construed to be a waiver of any subsequent breach or default or of any other term or condition of this Lease. No remedy provided in this Lease shall be exclusive, but each shall be cumulative with all other remedies provided in this Lease and at law or in equity.

E. In the event of a dispute between the parties which requires a party hereto to seek redress through an action at law or in equity (or to seek redress through a form of Alternative Dispute Resolution in accordance with Section 30 of this Lease) the losing party shall pay, upon demand, all of the prevailing party’s costs, charges and expenses, including reasonable attorneys’ fees, incurred by such prevailing party in connection with the resolution of such dispute. For purposes of this Section, the term “losing party” shall mean the party which obtains substantially less relief than originally sought by such party in the legal or equitable action (or Alternative Dispute Resolution forum) and the term “prevailing party” shall mean the party which obtained substantially the relief sought by such party in the legal or equitable action (or Alternative Dispute Resolution forum).

20. Bankruptcy.

In the event the estate created hereby shall be taken in execution or by other process of law, or if Tenant shall be adjudicated insolvent or bankrupt pursuant to the provisions of any state or federal insolvency or bankruptcy law, or if a receiver or trustee of the property of Tenant shall be appointed by reason of Tenant’s insolvency or inability to pay its debts, or if any assignment shall be made of Tenant’s property for the benefit of creditors, then and in any of such events, Landlord may terminate this Lease by written notice to Tenant.

21. Indemnification.

Tenant shall indemnify and hold Landlord, its directors, officers, employees, agents, stockholders, successors and assigns (the “Landlord Indemnified Parties”) harmless from all loss, damage, cost, expense or liability (including reasonable attorneys’ fees, expenses and costs) incurred by said Landlord Indemnified Parties arising out of or in connection with (i) any injury to, or death of, any person, or damage to, or destruction of, property of third parties occurring in, on, or about the Premises, or (ii) any acts or omissions of Tenant or Tenant’s employees, agents,

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contractors, subcontractors, invitees, licensees or other authorized representatives, except to the extent caused by the acts or omissions of Landlord or Landlord’s employees, agents, contractors, subcontractors, invitees, licensees or other authorized representatives. Tenant’s obligation under subsection (i) of this Section to indemnify and hold the Landlord Indemnified Parties harmless shall be limited to the sum that exceeds the amount of insurance proceeds, if any, received by Landlord. The indemnification set forth in this Section 21 shall survive the termination or expiration of this Lease.

22. Insurance.

A. Landlord shall keep in effect, during the Term of this Lease:

(i) Insurance against damage to the Buildings by fire and other risks now or hereafter embraced in extended coverage, in amounts sufficient to prevent Landlord from becoming a co-insurer.

(ii) Commercial General Liability insurance in the amount of at least Two Million Dollars ($2,000,000) in any one occurrence upon or in connection with the use or occupancy of the Premises resulting in bodily injury or death.

B. Tenant shall, at its expense, keep in effect during the Term of this Lease or any extension thereof, the following insurance in standard form policies, with an insurance company authorized to do business in the State in which the Premises are situated, and acceptable to Landlord, with an A.M. Best rating of at least A-, VII.

(i) Commercial general liability insurance in the amount of at least Two Million Dollars ($2,000,000) in any one occurrence upon or in connection with the use or occupancy of the Premises resulting in bodily injury or death.

(ii) Comprehensive property damage insurance covering liability or damage in any one occurrence occurring upon or in connection with the use or occupancy of the Premises to all property in at least the sum of Two Million Dollars ($2,000,000).

(iii) All risk contents coverage on Tenant’s personal property, equipment, furnishings, fixtures and other chattels located or to be located in the Premises.

(iv) The required statutory amount of workers’ compensation insurance.

C. All property policies of insurance required to be maintained by Landlord and Tenant pursuant to this Lease shall name the other party as an additional insured as their respective interests may appear (and if requested by Landlord shall bear appropriate endorsements to protect Landlord’s mortgagee). Tenant’s liability insurance shall name Landlord as additional insured.

D. The insurance required to be carried by Tenant shall be effective only from and after the Commencement Date. Tenant shall furnish Landlord within ten (10) days after the Commencement Date and thereafter, upon Landlord’s written request, a certificate or certificates of insurance evidencing the existence of the required coverage.

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E. The parties release each other, and their respective authorized representatives, from any claims for damage to the Premises and the Buildings and other improvements in which the Premises are located, and to the fixtures, personal property, Tenant’s improvements, and alterations of either Landlord or Tenant in or on the Premises and the Buildings and other improvements in which the Premises are located that are caused by or result from risks insured against under any insurance policies carried by the parties and in force at the time of any such damage, including any damage caused by the other parties negligence.

F. Each party shall cause each workers’ compensation and property insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any policy. Neither party shall be liable to the other for any damage caused by fire or any of the risks insured against (or required to be insured against) under any insurance policy required by this Lease.

23. Mechanic’s Liens.

All work performed, materials furnished, or obligations incurred by or at the request of Tenant shall be deemed authorized and ordered by Tenant only, and Tenant shall not permit any mechanic’s liens to be filed against the Premises, the Building or the Property in connection therewith. Upon completion of any such work, Tenant shall deliver to Landlord final lien waivers from all contractors, subcontractors and materialmen who performed such work. If such a lien is filed, then Tenant shall, within ten (10) days after Tenant obtains knowledge thereof (or such earlier time period as may be necessary to prevent the forfeiture of the Premises, the Property or any interest of Landlord therein or the imposition of a civil or criminal fine with respect thereto), either (i) pay the amount of the lien and cause the lien to be released of record, or (ii) diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take either such action, then Landlord may pay the lien claim, and any amounts so paid, including reasonable expenses and interest, shall be paid by Tenant to Landlord within ten (10) days after Landlord has invoiced Tenant therefore together with interest at the Default Rate. Tenant shall defend, indemnify and hold harmless the Landlord Indemnified Parties from and against all claims, demands, causes of action, suits, judgments, damages and expenses (including attorneys’ fees) in any way arising from or relating to the failure by Tenant to pay for any work performed, materials furnished, or obligations incurred by or at the request of Tenant. This indemnity provision shall survive termination or expiration of this Lease. Landlord and Tenant acknowledge and agree that their relationship is and shall be solely that of “landlord-tenant” (thereby excluding a relationship of “owner-contractor,” “owner-agent” or other similar relationships). Accordingly, all materialmen, contractors, artisans, mechanics, laborers and any other persons now or hereafter contracting with Tenant, any contractor or subcontractor of Tenant for the furnishing of any labor, services, materials, supplies or equipment with respect to any portion of the Premises, at any time from the date hereof until the end of the Term, are hereby charged with notice that they look exclusively to Tenant to obtain payment for same. Nothing herein shall be deemed a consent by Landlord to any liens being placed upon the Premises, the Building or the Property or Landlord’s interest therein due to any work performed by or for Tenant or deemed to give any contractor or subcontractor or materialman any right or interest in any funds held by Landlord to reimburse Tenant for any portion of the cost of such work.

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24. Assignment or Subletting.

A. Tenant shall not have the right to assign or encumber this Lease or sublet or license any part of the Premises without the prior written consent of Landlord. If Tenant desires to take any such action, Tenant shall submit to Landlord, in writing, the name of the proposed assignee, licensee, encumbrance holder or subtenant and the nature, financial condition, and character of the business of such entity. An assignment or other transfer of Tenant’s interest under the Lease or Tenant’s right to use the Premises shall not operate to release Tenant from its obligations under this Lease and Tenant shall continue to be responsible for such obligations from and after the date of the assignment or other transfer. Landlord’s consent to any assignment, sublease or other transfer shall not constitute consent to any other assignment, sublease or transfer.

B. Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold its consent in the following instances:

(i) if, in Landlord’s reasonable judgment, the character, reputation, or business of the proposed assignee or sublessee is not consistent with the quality of the other tenants in the Project;

(ii) the assignee or sublessee intends to use the space being transferred for a use which is not permitted under this Lease or is not suitable for the Premises;

(iii) the assignee or sublessee intends to use the space or the Building in a manner that would materially increase the pedestrian or vehicular traffic to the Premises or the Building or would adversely affect the mechanical systems or structural components of the Building; or

(iv) the assignee or sublessee offers services or goods similar to Landlord or is otherwise a competitor of Landlord, as determined by Landlord.

25. Delays.

In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any of their or its respective provisions anywhere herein contained, by reason of (i) the destruction, in whole or in part, of any Building or improvement forming a part of the entire Premises, (ii) strikes, (iii) lockouts, (iv) labor troubles, (v) war, whether declared or undeclared, (vi) riot, (vii) Act of God, (viii) embargoes, (ix) delays in transportation, (x) inability to procure materials and/or labor, (xi) failure of power, (xii) restrictive governmental laws or regulations, whether valid or not, (xiii) insurrection, (xiv) acts of terrorism or (xv) any other reason other than financial, beyond the reasonable control of such party, and not the fault of the party so delayed or hindered in or prevented from performing work or doing acts otherwise required under this Lease, then performance of such work or doing of such acts shall be excused for the period of the delay, and the period for the performance of such work or doing such acts shall be extended for a period equivalent to the period of such delay; provided, however, that the provisions of this Section shall not operate so as to excuse or release Tenant from the prompt payment of Rent or other sums required to be paid by Tenant to Landlord or to other payees anywhere hereunder.

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26. Successors and Assigns.

Subject to the provisions of Section 24 hereof, this Lease is intended to and does bind the successors and assigns of Landlord and Tenant, respectively.

27. Option to Renew.

Tenant is hereby granted one (1) option to renew this Lease for a period of one (1) year following the initial Term (the “Renewal Term”) on the following terms and conditions:

A. At the time of Tenant’s exercise of the option to renew and at the time of said renewal, Tenant shall not be in default beyond any applicable cure period under the terms and provisions of this Lease, and Tenant shall be in possession of one hundred percent (100%) of the Premises pursuant to this Lease.

B. Tenant shall deliver written notice of the exercise of the option (the “Renewal Notice”) no later than June 6, 2009.

C. All of the terms and conditions of this Lease shall apply during the Renewal Term except that the Fixed Rent shall be adjusted as set forth in Exhibit F; provided, however, in no event shall the Term extend beyond the third anniversary of the Commencement Date unless Landlord and Tenant modify this Lease or enter into a new lease of all or part of the Premises which grants Tenant additional renewal options or the right to occupy the Premises after the expiration of the Term. Additional Rent will be charged during the Renewal Term as provided in Section 4 of this Lease.

D. Landlord shall notify Tenant on or before December 6, 2009 whether Landlord intends to enter into an amendment to this Lease or enter into a new lease, either extending the Term beyond the third anniversary of the Commencement Date; provided, however, Landlord’s failure to do so shall not be considered a default by Landlord, entitle Tenant to holdover in the Premises, allow Tenant to exercise any rights or remedies under this Lease, or constitute an implied promise by Landlord that Tenant shall have the right to renew or extended the Term of this Lease.

28. Subordination.

This Lease shall be subject and subordinated at all times to the liens of any mortgages or deeds of trust in any amount or amounts whatsoever now existing or hereafter encumbering the Premises, without the necessity of having further instruments executed by Tenant to effect such subordination. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver upon reasonable written demand such further instruments evidencing such subordination of this Lease to such liens of mortgages or deeds of trust as may be reasonably requested by Landlord, provided that Landlord shall use commercially reasonable efforts to obtain from the holder of any mortgage or deed of trust a non-disturbance and attornment agreement that will provide that as long as Tenant shall pay the Rent reserved and comply with, abide by and

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discharge the terms, conditions, covenants and obligations on its part, to be kept and performed herein and shall attorn to any successor in title, such holder will agree not to disturb the peaceable possession of the Tenant in and to the Premises for the Term of this Lease upon the terms and conditions agreed to in such agreement, in the event of the foreclosure of any such mortgage or deed of trust, by the purchaser at such foreclosure sale or such purchaser’s successor in title.

29. Holdover.

If Tenant fails to vacate the Premises at the expiration or earlier termination of the Term, then Tenant shall be a tenant at sufferance as to such space and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, Tenant shall pay, in addition to the other Rent, holdover rent for the Premises equal to (i) for the first month of any such holdover, 150% of the Fixed Rent payable during the last month of the Term, (ii) for the second month of any such holdover, 175% of the Fixed Rent payable during the last month of the Term, and (iii) for any month after the first and second month of any such holdover, 200% of the Fixed Rent payable during the last month of the Term. The provisions of this Section 29 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law or a consent by Landlord to any holding over by Tenant and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises upon the expiration of the Term or upon the earlier termination hereof and to assert any remedy at law or in equity to evict Tenant and/or collect damages in connection with such holding over. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold the Landlord Indemnified Parties harmless from all loss, costs (including reasonable attorneys’ fees) and liability resulting from such failure, including any lost profits to Landlord resulting therefrom.

30. Alternative Dispute Resolution.

Landlord and Tenant shall attempt to settle any claim or controversy arising out of this Lease through consultation and negotiation in the spirit of mutual friendship and cooperation. If such attempts fail, then the dispute shall first be submitted to a mutually acceptable neutral advisor for mediation, fact-finding or other form of alternate dispute resolution. Neither of the parties may unreasonably withhold acceptance of such an advisor, and their selection will be made within 30 days after notice by the other party demanding such mediation. Cost of such mediation or any other alternate dispute resolution agreed upon by the parties shall be shared equally by Landlord and Tenant. Any dispute which cannot be so resolved between the parties within ninety (90) days of the date of the initial demand by either party for such mediation shall be finally determined by the courts. The use of such a procedure shall not be construed to affect adversely the rights of either party under the doctrines of laches, waiver or estoppel. Nothing in this Paragraph shall prevent either party from pursuing judicial proceedings if (a) good faith efforts to resolve a dispute under these procedures have been unsuccessful or (b) interim resort to a court is necessary to prevent serious and irreparable injury to a party or to others.

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31. Environmental, Health and Safety.

A. For the purposes of this Section 31 and Section 54 of this Lease, the terms listed below shall be defined as follows:

“Change” means the Tenant doing, or causing or allowing to be done, any of the following after the Commencement Date: (i) modify or add to the type, quantity, or location of Chemicals (as defined below) used or stored by or for Tenant; (ii) relocate the Facilities in the Project, within the Premises or outside the Premises, if the result of such relocation would have a potential adverse environmental, safety or health impact to Landlord’s or Tenant’s operations, including impact to Landlord’s or Tenant’s ability to comply with Environmental Law; (iii) increase the “Hourly Capacity” (as hereinafter defined) of the Facilities; (iv) increase the production from the Facilities in any consecutive twelve-month period; (v) modify the equipment, processes, methods, procedures, or intensity of operation associated with the Facilities, if such modification has the potential to increase the quantity emitted, in any one-hour period or in any consecutive twelve-month period, of any air pollutant regulated under any “Environmental Law” (as hereinafter defined) relating to the Facilities; or (vi) modify the equipment, processes, methods, procedures, or intensity of operation associated with the Facilities, if such modification as identified in (vi) has the potential either to (a) increase the quantity, concentration, toxicity, hazard or risk associated with any solid waste, hazardous waste, wastewater, storm water, or any other instrumentality regulated by any Environmental Law relating to the Facilities, or (b) require additional control measures to address electrical, physical, radiation, mechanical, fire or explosion, ventilation, or chemical hazards.

“Chemical” means any element, compound, or mixture of elements and/or compounds that are regulated under applicable Environmental Law or under those site procedures and policies.

“Entirely Remove” and “Entire Removal” mean that the concentrations remaining in place in environmental media after remediation do not exceed the concentrations established or identified under applicable Environmental Laws promulgated, published or adopted by the State of Arizona, Maricopa County, or any other regulatory authority having jurisdiction over a remediation to be performed under this Lease at the time the remediation is being performed so long as such concentrations do not adversely impact Landlord’s operations, including Landlord’s ability to transfer title to its property free of any environmental encumbrances, including, but not limited to, deed restrictions restricting the use of the Property or requiring ongoing environmental controls or monitoring.

“Environmental Law” means any federal, state, or local law, statute, ordinance, regulation, permit, registration, exemption, or order pertaining to health, industrial hygiene, or the environmental conditions, including, without limitation, the following: (i) the Occupational Health & Safety Act, now or hereafter amended (29 U.S.C. §§ 655, 657); (ii) the Resource Conservation and Recovery Act, as amended by the Hazardous and Solid Waste Amendments of 1984, as now or hereafter amended (42 U.S.C. § 6901 et seq.); (iii) the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) of 1980, as amended by the Superfund Amendments and Reauthorization Act (SARA) of 1986, as now or hereafter amended (42 U.S.C. § 9601 et seq.); (iv) the Clean Water Act, as now or hereafter amended (33 U.S.C. § 1251 et seq.); (v) the Toxic Substances Control Act, as now or hereafter amended (25 U.S.C. § 2601 et seq.); (vi) the Clean Air Act, as now or hereafter amended (42 U.S.C. § 7401 et

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seq.); (vii) Arizona Revised Statutes Title 49 et seq.; (viii) Department of Transportation regulations under C.F.R. Title 49; (ix) all regulations promulgated under any of the foregoing; (x) the Fire Code Requirements; (xi) those recognized consensus standards, for example voluntary standards issued by the National Institute of Occupational Safety and Health, that are adopted by Landlord and communicated to Tenant; and (xii) any other federal, state, or local law, statute, regulation, or ordinance, regulating, prohibiting, or otherwise restricting the placement, discharge, release, threatened release, generation, treatment, or disposal upon or into the environment of any substance, pollutant, infectious agent, virus or other biological material or waste which is now or hereafter classified or considered to be hazardous or toxic to human health or the environment.

“Environmental Liabilities” shall mean any and all claims, obligations, suits, costs (including, but not limited to, environmental remediation costs), damages, settlements, charges, assessments, liens, penalties, fines, pre-judgment and post-judgment interest, attorneys’ fees and other legal fees (collectively, “Claims”) regardless of the form of the Claim whether at common law, strict liability, negligence, nuisance, or under any statute of regulation, incurred: (a) pursuant to any requirement, responsibility, or directive (including requirements, responsibilities or directives embodied in Environmental Laws), agreement (including settlements), notice, order, injunction, judgment or similar document arising out of or in connection with any Environmental Law, or (b) pursuant to any third party or governmental entity claim for personal injury, property damage, damage to natural resources, remediation, or similar injury, costs or expenses incurred or asserted pursuant to any Environmental Law.

“Facility” means each and every discrete or identifiable structure, device, item, equipment, area, or enclosure, including appurtenances, the ownership or operational control of which, whichever the case may be, is held by Tenant. “Facilities” means each and every Facility or all of the Facilities except Tenant’s furniture which Tenant shall be entitled to remove from the Premises as long as it complies with Section 54C of this Lease.

“Hazardous Substance” means any substance, product, matter, material, waste, solid, liquid, gas, Chemical, pollutant, contaminant, or agent located in or about or coming from the Facilities, the generation, storage, transportation, disposal, handling, recycling, “Release” (as hereinafter defined), threatened Release, or treatment of which is regulated, controlled, prohibited, or limited under any Environmental Law, including, without limitation, the following: (i) gasoline, diesel fuel, fuel oil, motor oil, waste oil, and any other petroleum hydrocarbons, including any additives or other by-products associated therewith; (ii) asbestos and asbestos-containing materials in any form; (iii) polychlorinated biphenyls; (iv) isopropyl alcohol; (v) ethylene glycol; (vi) radioactive materials; and (vii) any substance that (A) requires reporting or remediation under any Environmental Law, (B) causes or threatens to cause a nuisance in the Premises or in adjacent space or poses or threatens to pose a hazard to health or safety of persons in the Premises or in adjacent space, or (C) which, if it emanated or migrated from the Premises or from adjacent space could constitute a trespass, nuisance or health or safety hazard to persons on the Property outside the Premises.

“Hourly Capacity” means the production capability of the Facilities in any one-hour period.

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“Indemnitee” means the person seeking the benefit of an indemnity provided in Sections 31H through 31J herein below.

“Indemnitor” means the person with the obligation to indemnify the Indemnitee under Sections 31H through 31J herein below.

“Management of Change Procedure” means the procedure described in Section 31D below.

“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing of any Hazardous Substance, including, without limitation, the abandonment or discarding of barrels, containers, and other receptacles containing any Hazardous Substance.

B. To the extent permitted by applicable Environmental Laws, Tenant shall maintain all environmental, health and safety permits, registrations, and licenses required by its operations and shall perform all obligations with respect to any materials defined as “Hazardous Wastes” under applicable Environmental Laws and Hazardous Substances generated, stored, shipped, transported, disposed, in or from the Premises as required under applicable Environmental Laws. Tenant shall also maintain any and all environmental, health and safety permits, registrations, licenses and shall perform all obligations with respect to Tenant’s personal property required by the Arizona Radiation Regulatory Agency and under any other applicable Environmental Laws. To the extent permitted by applicable Environmental Laws, Landlord shall maintain all other environmental, health and safety permits, registrations and licenses needed by the Tenant to operate the Facilities as permitted by applicable Environmental Laws.

C. Tenant shall be responsible for, and does hereby represent and warrant that it shall, at its sole cost, comply with, all Environmental Laws applicable to the Facilities or the operation thereof, and that this obligation shall apply regardless of who obtains or maintains any permits, exemptions, or registrations. In addition, Tenant will comply with Landlord’s Project Wide Protocols that are implemented by Landlord to maintain its existing ISO 14001 certification (“EMS Procedures”) (as Landlord may hereafter amend, supplement, replace or otherwise modify the same in writing and deliver the same to Tenant). Landlord will provide Tenant with any relevant EMS procedures including any newly developed or revised EMS procedures in connection with its existing ISO 14001 certification. Landlord will notify Tenant either by written or electronic means of any procedures that will impact Tenant’s day-to-day operations in the Premises. Nothing in this paragraph is intended to limit Tenant’s ability to voluntarily adopt or comply with requirements that do not otherwise apply to its operations for the reasons set forth herein.

D. If at any time Tenant desires to make any Change affecting its Facilities, Tenant shall first obtain Landlord’s prior written approval of the Change in accordance with the management of change procedure described in this Paragraph D (the “Management of Change Procedure”), as follows:

(i) Tenant shall submit to Landlord a written detailed description of the Change desired by Tenant including the timing of any such Change, as well as such supplemental information as Landlord requests to facilitate Landlord’s review of the proposed Change.

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(ii) Within thirty (30) calendar days after the date of receipt by Landlord of any Change request or any supplemental information requested by Landlord pursuant to Section 31(D)(i), whichever is later, Landlord shall notify Tenant in writing of Landlord’s approval, disapproval, or conditional approval of the Change proposed by Tenant. Provided that Tenant has received and retained a receipt signed by Landlord acknowledging that Landlord has actually received the Change request or supplemental information to be delivered to Landlord under this Section 31(D)(ii), absence of response by Landlord within the time frame specified in this Section 31(D)(ii) shall be deemed approval by Landlord.

(iii) Landlord shall not unreasonably withhold approval, but Landlord may nevertheless disapprove or approve with conditions any Change which: (A) Landlord reasonably believes has the potential to increase the burden or cost of (i) providing any of the Services or (ii) performing any of the other obligations of Landlord under this Lease; or (B) Landlord reasonably believes has the potential to affect adversely Landlord’s property, facilities, or operations, the safety of any of its employees or contractors, the protection of public health or the environment, or compliance under any statute or regulation applicable to Landlord’s or Tenant’s property, facilities, or operations on or in the vicinity of the Project.

(iv) Conditions of approval may include, but will not necessarily be limited to, Tenant’s agreement that Landlord shall perform its obligations under the Lease or provide the Services as a result of the Change and/or that Tenant shall pay any increased costs that Landlord will incur to perform said obligations and provide said Services.

(v) Any approved Change shall be performed by Landlord or a third party contractor in accordance with the requirements of Section 9 of this Lease.

E. Tenant represents and warrants that it shall not cause or permit any Chemicals or gases to be brought into or onto the Premises, the Common Areas, or the Property except with the knowledge and approval of the Landlord. Tenant must obtain approval from Landlord’s EHS department in accordance with Section 54D prior to ordering any Chemicals or Chemical samples. Landlord’s approval of any Chemical or gas does not constitute operational control of Tenant’s operations and shall not release Tenant from any of its obligations set forth herein.

F. Tenant represents and warrants that it shall not cause or permit any Hazardous Substance to be brought onto or Released into or onto the Premises, the Common Areas, or the Property (including the soil or ground water thereunder and the sewer and drainage systems therein) except in accordance with all applicable Environmental Laws. Tenant shall immediately notify Landlord if any unauthorized or un-permitted Release occurs. As to any Release that has been caused or permitted by Tenant, subject to the provisions of Section 31H, below, Landlord will immediately commence to Entirely Remove such Released Hazardous Substance at Tenant’s sole expense. Entire Removal shall be completed in a manner fully in compliance with all applicable Environmental Laws. Following completion of the activities specified in the preceding sentence, Tenant shall, upon Landlord’s demand and at Tenant’s sole expense, reimburse and pay to Landlord all costs and expenses incurred by Landlord to Entirely Remove such Release in compliance with applicable Environmental Law.

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G. Subject to the provisions of Section 31H, TENANT SHALL INDEMNIFY LANDLORD FOR ALL ENVIRONMENTAL LIABILITIES ARISING FROM TENANT’S RELEASE, EXCEPT TO THE EXTENT SUCH RELEASE ARISES FROM OR IS RELATED TO THE NEGLIGENT OR WILLFUL MISCONDUCT OF LANDLORD OR LANDLORDS’ AGENTS, CONTRACTORS OR EMPLOYEES.

H. If at any time it appears to a reasonable certainty that a Release caused or permitted by Tenant has commingled with a Release caused or permitted by Landlord (“Commingled Release”), Landlord shall have the responsibility to remediate the Commingled Release. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, TENANT SHALL INDEMNIFY LANDLORD FOR TENANT’S PORTION OF THE ENVIRONMENTAL LIABILITIES ARISING FROM A COMMINGLED RELEASE. AS USED HEREIN, “TENANT’S PORTION OF THE ENVIRONMENTAL LIABILITIES ARISING FROM A COMMINGLED RELEASE” SHALL BE EQUAL TO THE TOTAL ENVIRONMENTAL LIABILITIES BORNE BY LANDLORD ARISING FROM A COMMINGLED RELEASE MULTIPLIED BY A FRACTION, THE NUMERATOR OF WHICH IS THE ENVIRONMENTAL LIABILITIES BORNE BY LANDLORD ARISING FROM THAT PORTION OF THE RELEASE CAUSED OR PERMITTED BY TENANT AS DETERMINED BY LANDLORD, AND THE DENOMINATOR OF WHICH IS THE TOTAL ENVIRONMENTAL LIABILITIES BORNE BY LANDLORD ARISING FROM THE COMMINGLED RELEASE.

I. In addition to the indemnification provided in Section 21 hereof, TENANT SHALL INDEMNIFY, DEFEND, AND HOLD LANDLORD AND ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, STOCKHOLDERS, SUCCESSORS AND ASSIGNS HARMLESS FROM AND AGAINST: (I) ANY AND ALL ENVIRONMENTAL LIABILITIES TO THE EXTENT THAT SUCH ENVIRONMENTAL LIABILITIES RESULT FROM ANY ACTS OR OMISSIONS OF TENANT, ITS AGENTS, CONTRACTORS, OR EMPLOYEES; (II) ANY AND ALL ENVIRONMENTAL LIABILITIES TO THE EXTENT THAT SUCH ENVIRONMENTAL LIABILITIES RESULT FROM OWNERSHIP OR OPERATIONAL CONTROL OF THE FACILITIES BY TENANT; AND (III) ANY AND ALL EXPENSES OR COSTS THAT RESULT FROM ANY BREACH BY TENANT OF ANY OBLIGATION IMPOSED ON TENANT UNDER THIS LEASE OR BREACH OF ANY REPRESENTATION OR WARRANTY OF TENANT STATED IN THIS SECTION 31.

J. In addition to the indemnification provided in Section 21 hereof, LANDLORD SHALL INDEMNIFY, DEFEND, AND HOLD TENANT AND ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, STOCKHOLDERS, SUCCESSORS AND ASSIGNS HARMLESS FROM AND AGAINST: (I) ANY AND ALL ENVIRONMENTAL LIABILITIES TO THE EXTENT THAT SUCH ENVIRONMENTAL LIABILITIES RESULT FROM ANY ACTS OR OMISSIONS OF LANDLORD, ITS AGENTS, CONTRACTORS OR EMPLOYEES; (II) ANY AND ALL ENVIRONMENTAL LIABILITIES TO THE EXTENT THAT SUCH ENVIRONMENTAL LIABILITIES RESULT FROM OWNERSHIP OR OPERATIONAL

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CONTROL OF THE LANDLORD’S CO-LOCATED FACILITIES BY LANDLORD; AND (III) ANY AND ALL EXPENSES OR COSTS THAT RESULT FROM ANY BREACH BY LANDLORD OF ANY OBLIGATION IMPOSED ON LANDLORD BY, OR REPRESENTATION OR WARRANTY OF LANDLORD STATED IN THIS SECTION 31.

K. Notwithstanding any provision in this Lease to the contrary, the indemnities provided in Sections 31G through 31J of this Lease shall survive the date of termination of this Lease without limitation. Notwithstanding any provision in this Lease to the contrary, the Indemnitor’s obligation to indemnify the Indemnitee under Sections 31G through 31J of this Lease shall be unlimited as to dollar amount.

L. The Indemnitee shall give the Indemnitor prompt written notice after any Environmental Liability, with respect to which indemnification is to be claimed, comes to the attention of Indemnitee. Notwithstanding the prior sentence, Indemnitor shall not be relieved of its obligations under this Lease if Indemnitee’s failure to notify Indemnitor of an Environmental Liability does not prejudice Indemnitor’s rights or materially increase its liabilities and obligations hereunder.

M. The indemnities provided in Sections 31G through 31J of this Lease shall provide the sole and exclusive remedy for either party with respect to the matters covered in this Section 31.

32. Brokers.

The parties agree and represent to each other that there was no real estate broker who brought about this Lease. Tenant represents and warrants that Tenant did not negotiate with respect to the leasing of the Premises through any broker and that no broker was instrumental in bringing about this Lease. Tenant shall indemnify Landlord against any and all claims of any brokers with whom Tenant has had any dealings, and shall hold Landlord harmless from all losses and expenses in connection therewith, including reasonable legal expenses. Landlord represents and warrants that Landlord did not negotiate with respect to leasing the Premises through any broker and that no broker was instrumental in bringing about this Lease (excluding any employee of Landlord who holds a real estate brokerage license). Landlord shall indemnify Tenant against any and all claims of any brokers with whom Landlord has had any dealings, and shall hold Tenant harmless from all losses and expenses in connection therewith, including reasonable legal expenses.

33. Notices.

All notices, approvals or requests in connection with this Lease shall be sent by overnight carrier with delivery charges prepaid or with delivery not conditioned upon payment of charges, or by facsimile with a copy additionally sent by regular mail, except notices concerning repairs and replacements which may be given orally or by any other means which might reasonably be expected to give the other party notice; provided, however, that no notice other than by overnight carrier shall constitute a notice of default.

Notices to the Landlord shall be addressed to the Landlord as follows:

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Freescale Semiconductor, Inc.

Corporate Real Estate Department

6501 William Cannon Drive West, MD: OE333

Austin, TX 78735

Attention: Kathy Carr

A copy of all notices made pursuant to Sections 31 and 54 shall also be sent to:

Freescale Semiconductor, Inc.

Arizona Regional EHS Manager

Attention: Amy Belger MD EL-642

2100 E. Elliot Road

Tempe, AZ 85284

Notices to the Tenant shall be addressed to Tenant as follows:

Everspin Technologies, Inc.

1300 North Alma School Road

Chandler, Arizona 85224

Attn: General Counsel

With a copy to:

Cooley Godward Kronish LLP

Five Palo Alto Square, 3000 El Camino Real

Palo Alto, CA 94306

Attn: Robert J. Brigham

Either party may at any time designate by written notice to the other a change of address.

34. Waiver.

Failure or delay on the part of Landlord or Tenant to exercise any right, remedy, power or privilege hereunder shall not operate as a waiver thereof. A waiver, to be effective, must be in writing and must be signed by the party making the waiver. A written waiver of a default shall not operate as a waiver of any other default or of the same type of default on a future occasion.

35. Amendments.

No revision of this Lease shall be valid unless made in writing and signed by duly authorized representatives of both parties.

36. Quiet Enjoyment.

If Tenant performs the terms of this Lease, Landlord will warrant and defend Tenant in the quiet and peaceful enjoyment and possession of the Premises during the Term hereof and any extension without interruption by Landlord or any third party claiming under Landlord as a result of a right granted by Landlord to such third party.

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37. Conveyance by Landlord.

The term “Landlord” as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title of the Premises or the lessees under ground leases of the land or master leases of the Building, if any. In the event of any transfer, assignment or other conveyance of any such title, Landlord herein named (and in case of any subsequent transfer or conveyance, the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability for the performance of any covenant or obligation on the part of Landlord contained in this Lease thereafter to be performed. Without further agreement, the transferee of such title shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder during its ownership of the Premises. Landlord may transfer its interest in the Premises without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord’s part of any term or condition of this Lease.

38. Construction of Language.

The terms Lease, lease agreement or agreement shall be inclusive of each other, and include renewals, extensions or modifications of the Lease. Words of any gender used in this Lease shall be held to include any other gender, and words in the singular shall be held to include the plural and the plural to include the singular, when the sense requires. Section headings and titles are not a part of the Lease and shall have no effect upon the construction or interpretation of any part hereof.

39. Marginal Headings.

The headings in this Lease are used only for convenience in finding the subject matters, and are not to be taken as part of this Lease, or to be used in determining the intent of the parties.

40. Entire Agreement.

This Lease constitutes the final expression of the agreement of the parties; it is intended as a complete and exclusive statement of their agreement, and it supersedes all prior and concurrent promises, representations, negotiations, discussions and agreements that may have been made with respect to the subject matter hereof.

41. Severability.

If any provision of this Lease, or the application thereof to any person or circumstance, shall be held invalid or unenforceable by any court of competent jurisdiction, the remainder of this Lease or the application of such provisions to persons or circumstances, other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

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42. Estoppel Certificate.

Tenant shall, from time to time upon not less than ten (10) business days’ prior written request by Landlord, deliver to Landlord and any third party requested by Landlord, a statement in writing stating upon the party’s knowledge and belief: (a) that this Lease is unmodified and in full force and effect, or that there have been modifications and that the Lease as modified is in full force and effect; (b) the dates to which Rent and other charges have been paid; (c) that Landlord or Tenant are not in default under any provision of this Lease or, if in default, a detailed description thereof; and (d) as to any other matters as may reasonably be so requested. Any such certificate may be relied upon by the Landlord and any other person, firm or corporation to whom the same may be exhibited or delivered and the contents of such certificate shall be binding on Tenant. If any such estoppel is not executed within such ten (10) business day period, then, in addition to any other right or remedy which Landlord may have, at Landlord’s option, Landlord may execute any such estoppel on behalf of Tenant as Tenant’s attorney-in-fact, and Tenant hereby appoints Landlord its attorney-in-fact for such purpose. Such appointment and agency are coupled with an interest and are irrevocable.

43. Signs.

Tenant shall not exhibit, inscribe, paint or affix any sign on the exterior or interior of the Buildings or the Property or in any window of the Premises without Landlord’s prior written consent.

44. Late Payments.

If Tenant fails to make a payment to Landlord when due under the terms of this Lease, interest shall be added to the payment at an annual rate equal to the lesser of (i) ten percent (10%) or (ii) the maximum lawful rate permitted (the “Default Rate”). In any case where payment is required under this Lease and a specific time period is not set forth for making such payment, the payment shall be due within thirty (30) days of the date a bill is rendered for such payment, or for situations where a bill is not rendered (e.g., a refund of any overpayment) the payment will be due thirty (30) days from (a) the date that the precise amount of the payment can reasonably be determined and (b) the party obligated to make the payments becomes aware of the obligation to make the payment.

45. Miscellaneous Other Services.

From time to time, Tenant may request some miscellaneous facility services from Landlord such as maintenance of Tenant’s equipment, relocation of cubicles or similar types of services. Landlord will provide Tenant with an estimate of the cost of such services prior to Tenant authorizing the work to be performed by Landlord. Landlord will invoice Tenant on a monthly basis for the actual cost of such services (or an agreed upon rate in the case of building or equipment maintenance for tenant-owned equipment) and Tenant will pay to Landlord the cost of such services as Additional Rent hereunder. Landlord and Tenant have agreed as of the Commencement Date that, subject to the terms of this Lease, Landlord will provide those certain facility services listed on Exhibit J attached hereto, which Landlord will provide to Tenant pursuant to the terms and at the rates set forth in Exhibit J.

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46. Interruption of Services.

Landlord shall not be liable to Tenant for any damages from, nor shall Tenant be entitled to any abatement of Rent due to, any interruption of Services; provided, however, Landlord shall use commercially reasonable efforts to restore any such Service which is interrupted.

47. Governing Law.

This Lease shall be governed by and construed in accordance with the internal laws of the State of Arizona applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

48. No Warranty.

BOTH PARTIES ACKNOWLEDGE AND AGREE THAT LANDLORD HAS AGREED TO PROVIDE THE PREMISES HEREUNDER AS AN ACCOMMODATION TO TENANT AND THAT LANDLORD MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER WITH RESPECT TO THE PREMISES OR THE SERVICES TO BE PROVIDED HEREUNDER EXCEPT AS SPECIFICALLY PROVIDED HEREIN. TENANT AGREES THAT IT IS NOT RELYING ON ANY WARRANTY OR REPRESENTATION MADE BY LANDLORD, LANDLORD’S AGENTS, OR ANY BROKER CONCERNING THE USE OR CONDITION OF THE PREMISES, COMMON AREAS OR THE PROPERTY. TENANT ACKNOWLEDGES AND AGREES THAT IT HAS INSPECTED THE PREMISES AND THAT IT ACCEPTS THE PREMISES IN THEIR PRESENT “AS-IS, WHERE IS” PHYSICAL CONDITION, WITHOUT ANY OBLIGATION BY LANDLORD TO PAINT, REDECORATE, OR PERFORM ANY OTHER WORK IN, ON OR ABOUT THE PREMISES AT ANY TIME, EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH IN THIS LEASE. LANDLORD HAS NOT MADE, AND WILL NOT MAKE, ANY WARRANTY OR REPRESENTATION OF ANY KIND, EXPRESSED OR IMPLIED, WITH RESPECT TO THE PREMISES, THE BUILDINGS, COMMON AREAS OR ANY OTHER PORTION OF THE PROJECT, AND LANDLORD EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTY OF SUITABILITY, HABITABILITY OR MERCHANTABILITY WITH RESPECT TO THE SAME.

49. Intentionally Omitted.

50. Certain Rights Reserved by Landlord.

Landlord shall have the following rights, exercisable without notice and without liability to Tenant for damage or injury to property, persons, or business of Tenant or any other person and without creating any right of Tenant to terminate this Lease prior to the expiration of the Term, or interfering with Tenant’s use of or operations in the Premises, or giving rise to any claim for setoff against, or abatement of, Rent, Additional Rent, or any other amounts owing or to become owing by Tenant hereunder:

(i) To have and retain paramount title to and ownership of the Premises, free and clear of any act or right of Tenant purporting to burden to encumber Landlord’s interest in the Premises.

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(ii) To grant to anyone the exclusive right to conduct any specific type of business or render any specific type of service in or to the Buildings not inconsistent with this Lease.

(iii) To approve the weight, size, and location of heavy equipment and articles in and about the Premises and to require all such items (excluding furniture which is governed by Section 55C) and similar items to be moved into and out of the Buildings and the Premises only at such reasonable times and in such manner as Landlord may approve using movers which have been approved to provide such services at the Project. Movement of the foregoing shall be at Tenant’s sole risk and expense, as between Landlord and Tenant.

(iv) To take all such reasonable measures as Landlord may deem advisable for the security of the Buildings and its occupants, including without limitation, the evacuation of the Buildings for cause, suspected cause, or for drill purposes, and subject to the provisions of Section 10, the closing of the Buildings after regular working hours.

51. No Party To Be Deemed Drafter.

Landlord and Tenant have both had the opportunity to have counsel examine this Lease and to propose changes to clarify any ambiguities. Accordingly, in any interpretation of this Lease, an ambiguity shall not be resolved by interpreting the Lease against the drafter. The language of this Lease shall be interpreted according to the fair meaning and not for or against either party.

52. No Intended Third Party Beneficiary.

Landlord and Tenant may each, separately, deal with other persons in connection with the Premises or with other matters that may also relate to or be the subject of this Lease. Landlord and Tenant do not intend to make any such third person with whom each of them may deal an intended third party beneficiary under this Lease. There is no third person who is an intended third party beneficiary under this Lease. No incidental beneficiary (whatever relationship such person may have with Landlord or Tenant) shall have any right to bring an action or suit, or to assert any claim against Landlord or Tenant under this Lease.

53. Confidentiality, Nondisclosure, and Security.

Tenant and Landlord have executed that certain Intellectual Property Agreement dated June 6, 2008 (the “IPA”). The terms of the IPA governing Confidential Information (as defined in the IPA) are incorporated herein by reference (the “IPA Confidential Terms”). In accordance with the preceding sentence, Tenant agrees that it shall comply with the IPA Confidential Terms in connection with any Confidential Information. Without limiting the information defined in Section 1.9 of the IPA as Confidential Information (and subject to the exclusions thereto set forth in Section 4.2 of the IPA), the following information shall also constitute Confidential Information of the disclosing party: information that either Tenant or Landlord, as the receiving party, gathers, observes, or comes into contact with at the Project regarding the operations and business practices of either Landlord or Tenant as the disclosing party. Notwithstanding the foregoing, any breach of the IPA Confidential Terms or breach of

35

this Section 53, shall be deemed a breach of the IPA and not a breach of this Lease. In addition, (i) the employees of Tenant shall execute individual computer access agreements in substantially the form attached hereto as Exhibit L; (ii) anyone who enters the Premises must comply with the instructions of Landlord’s security personnel as to areas of the Premises that require escorted access, present satisfactory identification and sign Landlord’s security logs as visitors; (iii) Landlord shall have the right to restrict the right of Tenant and anyone entering the Project to access certain areas of the Project designated by Landlord as “high security” areas, and (iv) Landlord may implement written procedures regulating entry to any high security area to which Tenant has a right to enter under this Lease. Landlord shall not be required to perform routine security patrols of the Premises, the Buildings or the Project.

54. Site Environmental Services. Landlord and Tenant agree that site environmental services shall be handled as follows:

A. Tenant shall handle and dispose of any Hazardous Wastes generated at the Premises in accordance with all applicable Environmental Laws and Landlord’s site procedures and policies as communicated to Tenant. Tenant will maintain separate Hazardous Waste accumulation space within the Premises for its Hazardous Wastes. Tenant shall maintain a separate generator number and separate manifests related to any such Hazardous Waste. Tenant shall store its Hazardous Wastes in an area designated for such use by Landlord, as such area may be changed by Landlord from time to time. All of Tenant’s Hazardous Wastes shall be transported by a hazardous waste transporter previously approved by Landlord.

B. Landlord shall be responsible for maintaining industrial waste water and air emission permits and waste water discharge facilities for the entire Project and Tenant shall not take any action which would cause there to be a violation of such permits. Tenant, at its sole cost and expense, shall abide by such permits.

C. Tenant shall be responsible for its own occupational health resources and maintain its own OSHA 300 log.

D. Tenant shall make available to Landlord its material safety data sheets for inspection during regular business hours and as required by Environmental Law. Landlord shall establish a procedure and provide Tenant with an electronic or a written copy of such procedure that Landlord shall use to approve any Chemicals used by Tenant at the site to ensure that such Chemicals meet the site permit requirements, the site procedures and policies and Environmental Laws. Tenant’s designated representative will be responsible for purchasing and having any approved Chemicals delivered to the Premises. Tenant may store any Chemicals that are not provided to Tenant by its supplier on an “as needed” basis in the chemical storage area designated by Landlord from time to time, provided that Landlord shall be in charge of designating where such Chemicals can be stored and the procedure for moving them from that area to the Premises. Tenant must present and obtain approval from Landlord prior to (i) implementing changes to processes, equipment and/or quantities of Chemicals used; or (ii) bringing any new Chemicals or Chemical samples onto the Project or the Premises.

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E. Landlord and Tenant acknowledge that if Landlord has emergency nursing services on site, Tenant may utilize such nursing services available in the case of a Tenant emergency without liability to Landlord; provided, however, that such nursing services may not be available on any days when Landlord’s operations in the Project are shutdown. Tenant shall be responsible for any industrial injuries arising out of or related to its use of the Premises.

F. Landlord and Tenant acknowledge that Landlord’s emergency response team (“ERT”) for the Project will stay in place for all occupants of the Project to the extent required to comply with applicable Legal Requirements. As of the Commencement Date, one (1) of Tenant’s employees will serve on the ERT and Tenant shall continue to provide the same number of employees as part of the ERT during the Term.

G. Tenant shall coordinate with Landlord the receiving and deliveries of all Chemicals and gases to the Premises which must be performed in accordance with all applicable Environmental Laws, site procedures and policies and in such a manner that will allow Landlord to perform all tracking requirements imposed by applicable Environmental Laws for the Project.

H. Landlord will oversee the Toxic Gas Monitoring (“TGM”) annunciation systems wired to the Premises and shall contact Tenant’s on-call representative (24/7) to respond to take care of any problem within a reasonable (not more than 30 minutes response) time. Tenant will have a representative on call (24/7) to assist with any issues within its Premises. Landlord may take action, including, without limitation, calling Tenant’s contracted for basic TGM maintenance or other assistance as required, if Tenant does not so respond within a reasonable (not more than 30 minutes response) time. Tenant agrees to pay Landlord all costs incurred by Landlord for any such response as Additional Rent.

I. Landlord, at Tenant’s cost, will oversee safety compliance on the installation process of any new equipment in the Premises that has been approved by Landlord as required by this Lease and any facility upgrades in the Premises. Tenant shall have a qualified representative available to assist Landlord in performing this task.

J. Tenant will provide periodic testing for toxic chemicals for Tenant’s employees as required by applicable regulations and shall provide proof to Landlord that Tenant has complied with this requirement at Landlord’s request.

K. Landlord will set the rules for TGM and Tenant will be responsible for maintaining the TGM systems in the Premises and outside the Premises to the extent the systems service only Tenant’s Facilities.

L. Tenant must keep records on any non-infrastructure related refrigerants subject to regulation and convey those records to Landlord upon request. Only qualified EPA certified refrigerant personnel may recover or charge units with regulated refrigerants.

M. Tenant will notify Landlord in writing of any equipment having Ionizing and Non-ionizing radiation and lasers arriving or leaving the Project.

N. Tenant acknowledges that Landlord, its agents, consultants and any governmental agencies have the right to access the Premises for the purposes of performing inspection of areas, records and systems in the interest of ensuring compliance with all Environmental Laws, Legal Requirements, the requirements of Landlord’s industrial risk insurer and Landlord’s Project specifications.

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O. Tenant shall comply with all applicable Environmental Laws as well as Landlord’s site procedures and policies and Landlord’s specific EHS requirements. This includes, but is not limited to, tool install/de-install inspections, hot work permits, confined space entry permits, inspection, testing and participation in the site’s Crisis Management Plan and the Site Emergency Plan, and compliance with the De-facilitization and Decontamination Protocols. In addition, Tenant agrees that it will comply with those requirements of Landlord’s industrial risk insurance that Landlord has expressly adopted and implemented for its operations.

55. Miscellaneous.

A. Planned Shutdowns.

Landlord and Tenant agree that Tenant will not be required to participate in any planned business shutdowns of the Project as has been the custom of Landlord for its business in previous years; provided, however that Tenant shall be required to participate in such planned shutdown if Landlord needs to shut down the Project in order to comply with its obligations under this Lease with respect to repair and maintenance of the Premises and/or the Common Areas or to provide the Services specified herein as to comply with Legal Requirements or Environmental Laws. If Landlord’s business requires a planned shutdown at any time and Tenant is not required to participate in the shutdown, Tenant will have access to its Premises and Landlord will continue to provide the Services to the Premises that Landlord normally provides after business hours and on holidays only.

B. Shared Conference Rooms.

Landlord and Tenant agree that one (1) conference room (which is currently known as Sedona) is part of the Premises and Tenant shall have exclusive use of said conference room. In addition, Tenant shall have the right to use other conference rooms in the Buildings in which the Premises are located; provided, however, that if Landlord needs the use of any such conference room, Landlord shall be entitled to use such conference room even if Tenant received the conference room first.

C. Furniture.

Tenant shall have the right to remove from the Premises any and all furniture owned by Tenant at any time that is owned by Tenant as long as Tenant repairs any damage caused by such removal and Tenant complies with any applicable Project-Wide Protocols and procedures for such removal.

D. Contractor Safety Awareness.

Any new employees, contractors, licensees, invitees, suppliers and agents who enter the Premises for any purpose other than visiting the Premises for a short period of time must take (or have previously taken) Landlord’s contractor safety awareness programs (the “Contractor Safety Awareness Programs”) before entering the Premises. Landlord reserves the right to

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modify the Contractor Safety Awareness Programs at any time during the Term and Tenant shall be responsible for ensuring that its employees, contractors, licensees, invitees and suppliers comply with any new training procedures set forth in the revised Contractor Safety Awareness Programs.

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IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the dates set forth below, to be effective as of the Effective Date.

LANDLORD:		TENANT:

FREESCALE SEMICONDUCTOR, INC. a Delaware corporation		EVERSPIN TECHNOLOGIES, INC., a Delaware corporation

By:	/s/ Lisa Su	By:	/s/ Saied Tehrani
Print Name: Lisa Su		Print Name: Saied Tehrani
Its: Senior VP & Chief Technology Officer		Its:
Date: 6/6/08		Date:

[SIGNATURE PAGE TO LEASE AGREEMENT]

EXHIBIT A

Description of Project

[Attached]

A-1

EXHIBIT B

Project-Wide Protocols

[Attached]

B-1

Title: Equipment Decommissioning Plan	Number: 12MAZ00153B001	Issue: B
	Date: 08 Nov 07	Page 1 of 3

DEPARTMENT:

EQUIPMENT OWNER:

Phone Number:	Location Name:

Pager Number:

EQUIPMENT TYPE:

ASSET TAG #:	EQUIPMENT NUMBER/ID:

LIST TOOL COMPONENTS:

Equipment Components:

FINAL EQUIPMENT DISPOSITION:

Equipment Destination:

Final/Next Location Contact:

Company:

Name:	Phone:

Address:

ESTIMATED DATE OF EQUIPMENT REMOVAL:
CHEMICALS CONTAINED, STORED, OR USED IN EQUIPMENT:

Gaseous Chemicals:

Liquid Chemicals:

Solid Chemicals:

Lubricants/Oil:

Coolants/Refrigerants:

By-products/residue:

Others:

OTHER HAZARDS:

Radiation Sources: (laser,
x-ray, radioactive source,
RF, microwave, etc.)

Stored Capacitive Energy:

Others, please specify:

REQUIRED PERSONAL PROTECTIVE EQUIPMENT (PPE) FOR DECONTAMINATION:

Head Protection:

Eye/Face Protection:

Hand Protection:

Foot Protection:

Protective Clothing:

Respiratory Protection:

ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Number: 12MAZ00153B001
Issue: B	Page 2 of 3

CONTROL OF HAZRDOUS ENERGY (LOTO):

List equipment specific LOTO procedures identifying all energy sources that could potentially be hazardous including electrical, chemical, mechanical, hydraulic, pneumatic, residual etc.

Energy source	Location of energy isolation device:	Method of verifying isolation:

DECONTAMINATION PROCEDURES:

	General Procedures	Equipment-Specific Procedures
Gases	Process Gas Lines Evacuated And Purged

N/A	Process Gas Line Shutoff Valves Closed

Process Gas Lines Capped

Liquid Chemicals	Drain All Lines And Reservoirs

N/A	Purge All Lines And Reservoirs (Indicate where rinse waters or solvents are drained to)

Cap And Secure. All Lines

Miscellaneous	Drain All Pump Oils/Lubricants

N/A	Drain All Coolants

Wipe Clean All Accessible Surfaces To Remove Any Chemical Residues

Remove any chemical residues in piping (Forelines)

Identify disposition of Hazardous Materials/Waste removed from equipment; Call EHS for assistance

Cap MI Inlet And Exhaust Ports (Sec Environmental Department (Radio 1B)

ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Number: 12MAZ00153B001
Issue: B	Page 3 of 3

Meet with EHS to determine and identify any testing requirements for decontamination verification. Check box and list testing requirements if a need for verification has been determined.

SPECIAL CASES:

Further decontamination is required once the equipment is removed from its existing location.

Prior to removal of the equipment from its existing location, wipe accessible surfaces of the equipment to remove any chemical residue, and appropriately seal and cap all facility services and connections.

Location of equipment’s final decontamination:

Personnel performing the decontamination:

Chemical removal is not possible or desirable by the next receiver’s need and/or potential harm to the equipment could result from the removal of chemicals.

Provide a list of chemicals/gases remaining in the equipment after decontamination:

Identify if equipment parts that are routinely replaced or removed such as filters, o-rings, or oil traps are replaced with clean parts prior to equipment transfer, or identify if any such parts arc removed but not replaced:

APPROVALS:

The Equipment Decontamination Plan must be approved BEFORE any decommissioning activity takes place.

APPROVALS	PRINT NAME	DATE
PROJECT MANAGER
EQUIPMENT/ENGINEER/OWNER
CHEMICAL DELIVERY REPRESENTATIVE
ENVIRONMENTAL PROFESSIONAL
SAFETY PROFESSIONAL

ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Title: Equipment Decommissioning Plan	Number: 12MAZ00153B002	Issue: C
	Date: 05 May 08	Page 1 of 2

The Checklist is to remain with the equipment until decommissioning/decontamination is complete

Equipment #/ID:	Asset Tag #:

Equipment Type:	Location Name:

Equipment Location:

Equipment Owner (Include phone/pager):

Project Manager/Coordinator (Include phone/pager):

Is further decontamination is required once the equipment is removed from its existing/operating location?

For equipment that does not contain, come in contact with, or use chemicals, skip items 2-5.

Place ‘N/A’ in any section that does not apply.

STEP #1	PRINT AND SIGN NAME:	DATE:

1 Gas Chemical Shutdown/Purge Complete:

2 Liquid Chemical Shutdown/Purge Complete:

3 Equipment Decontamination Verification*:

a. Equipment Owner:

b. EHS Approval (if liquid hazardous chemical only)

4 Equipment Process Shut Down:

Go on to Step #2 only after Step #1 is complete

STEP #2	PRINT AND SIGN NAME:	DATE:

3 TGM/Fire Alarm Disconnect Complete:

4 Electrical Disconnect Complete:

5 Piping Disconnect Complete:

6 HVAC Disconnect Complete:

7 Ionizing/ Non-Ionizing Radiation Program Owner Approval:

8 Refrigerant Mgm’t. Program Owner Approval:

9 EHS Final Approval:

ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Number: 12MAZ00153B002
Issue: C	Page 2 of 2

10 EHS inspection Results (completed by EHS):	Yes	No	N/A

a. Areafluids removed (including lubricating oils)?

b. Are electrical sources disconnected?

c. Are all gas sources disconnected and capped?

d. Are exhaust and drain sources disconnected?

e. Is the equipment clean?

f. Is the equipment free of any visible stains or discolorations?

g. Are all equipment connections sealed and capped appropriately?

h. If equipment needs further decontamination, has it been inspected and read for final disposition?

EHS Comments: If you answered “no” to any questions in 16, please explain below:

*	Note: The Equipment Engineer/Owner provides the verifying signature that the EHS approved Equipment Decontamination Plan has been followed and the decontamination procedures are completed.

ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Title: Equipment Decommissioning Plan	Number: 12MAZ00153B002	Issue: C
	Date: 02 Aug 2007	Page 1 of 13

This document is intended to provide the Freescale Environmental, Health and Safety (EHS) Department with the minimum information required to allow a new chemical to be used for evaluation purposes. This information will be used for evaluation of personal protective equipment, personal and ambient air monitoring, required regulatory reporting, waste handling, material compatibility, and other EHS functions. Completion of this document is required for any chemical to be used at Freescale Chandler site and for which the MSDS does not provide CAS numbers for all constituents, component concentration information, and/or TSCA status.

Please indicate the chemical name according to the MSDS:

1.	Does the chemical contain any of the constituents listed in Table 1 below (continued on next pages)? If so, please list constituent and weight percent.

Table 1: Freescale Restricted Substances List

CAS	Name	CAS	Name	CAS	Name
000050-18-0	Cyclophosphamide	000076-13-1	Freon 113	000354-21-2	1,1,2,-Trichloro-2,2-difluoroethane

000054-62-6	Aminopterin	000076-14-2	CFC-114	000354-23-4	1,2-Dichloro-1,1,2-trifluoroethane

000056-23-5	Carbon tetrachloride	000076-14-2	Dichlorotetrafluoroethane	000354-23-4	HCFC-123a

000056-53-1	Diethylstilbestrol	000076-15-3	CFC-115	000354-25-6	1-Chloro-1,1,2,2-tetrafluoroethane

000056-55-3	1,2-Benzanthracene	000076-15-3	Monochloropentafluoroettrape	000354-25-6	HCFC-124a

000056-55-3	Benz[a]anthracene	000091-59-8	beta-Naphthylamine	000354-56-3	Pentachlorofluoroethane

000062-38-4	Phenylmercuric acetate	000106-99-0	1,3-Butadiene	000376-14-7	2-Propenoic acid, 2-methyl-, 2-[ethyl[(hepta

000062-38-4	Phenylmercury acetate	000107-30-2	Chloromethyl methyl ether	000383-07-3	2-Propenoic acid, 2-(butyl[(heptadecafluo

000071-43-2	Benzene	000107-30-2	Methane, chloromethoxy-	000399-95-1	4-amino-3-fluorophenol

000071-55-6	Methyl chloroform	000109-86-4	2-Methoxyethanol	000422-56-0	3,3-Dichloro-1,1,1,2,2-pentafluoropropane

000071-55-6	1,1,1-Trichloroethane	000110-49-6	2-methoxyethyl acetate	000422-56-0	I-ICFC-225ca

000075-01-4	Ethene, chloro-	000110-80-5	Ethanol, 2-ethoxy-	000423-50-7	1-Hexanesulfonyl fluoride, 1,1,2,2,3,3,4,4,5

000075-01-4	Vinyl chloride	000110-80-5	2-Ethoxyethanol	000423-82-5	2-Propenoic acid, 2-[ethyl[(heptadecafluoro

000075-07-0	Acetaldehyde	000111-15-9	2-ethoxyethyl acetate	000502-39-6	Methylmercuric dicyanamide

000075-21-8	Ethylene oxide	000111-96-6	Diethylene gylcol dimethyl ether	000505-60-2	Ethane, 1,1’-thiobis[2-chloro

000075-21-8	Oxirane	000124-73-2	Dibromotetrafluoroethane	000505-60-2	Mustard gas

000075-43-4	Dichlorofluoromethane	000124-73-2	Halon 2402	000507-55-1	1,3-Dichloro-1,1,2,2,3-pentafluoropropane

00007543-4	HCFC-21	000124-87-8	Picrotoxin	000507-55-1	HCFC-225cb

000075-45-6	Chlorodifluoromethane	000148-82-3	Melphalan	000542-88-1	Bis(chloromethyl) ether

000075-45-6	HCFC-22	000151-38-2	Methoxyethylmercuric acetate	000542-88-1	Chloromethyl ether

000075-63-8	Bromotnfluoromethane	000305-03-3	Chlorambucil	000542-88-1	Dichloromethyl ether

000075-63-8	Halon 1301	000306-83-2	2,2-Dichloro-1,1,1-trifluoroethane	000542-88-1	Methane, oxybis[chloro

000075-68-3	1-Chloro-1,1-difluoroethane	000306-83-2	HCFC-123	000542-90-5	Ethylthiocyanate

000075-68-3	HCFC-142b	000307-35-7	1-Octanesulfonyl fluoride, 1,1,2,2,3,3,4,4,5	000543-90-8	Cadmium acetate

000075-69-4	CFC-11	000307-51-7	1-Decanesulfonyl fluoride, 1,1,2,2,3,3,4,4,5	000592-04-1	Mercuric cyanide

000075-69-4	Trichlorofluoromethane	000335-05-7	Methanesulfonyl fluoride, trifluoro-	000592-85-8	Mercuric thiocyanate

000075-69-4	Trichloromonofluoromethane	000335-24-0	Cyclohexanesulfonic acid, 1,2,2,3,3,4,5	000593-70-4	Chlorofluoromethane

000075-71-8	CFC-12	000335-71-7	1-Heptanesulfonyl fluoride, 1,1,2,2,3,3,4,4,5	000593-70-4	HCFC 31

000075-71-8	Dichlorodifluoromethane	000335-77-3	1-Decanesulfonic acid, 1,1,2,2,3,3,4,4,5,	000628-86-4	Mercury fulminate

000075-72-9	CFC-13	000335-97-7	1-Pentanesulfonamide, 1,1,2,2,3,3,4,4,5	000662-01-1	CFC 216

000075-72-9	Chlorotrifluoromethane	000353-59-3	Bromochlorodifluoromethane	000662-01-1	1,3-Dichloro-1,1,2,2,3,3-hexafluoropropane

000075-88-7	2-Chloro-1,1,1-trifluoroethane	000353-59-3	Halon 1211	000679-85-6	HCFC 244

000075-88-7	HCFC-133a	000354-14-3	HCFC-121	000754-91-6	1-Octanesulfonamide, 1,1,2,2,3,3,4,4,5

000076-12-0	1,1,2,2,-Tetrachloro-1,2-difluoroethane	000354-14-3	1,1,2,2-Tetrachloro-1-fluoroethane	000812-04-4	1,1-Dichloro-1,2,2-trifluoroethane

ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Number: 12MAZ00153B002	Issue: C
Date: 02 Aug 2007	Page 2 of 13

Table 1: Freescale Restricted Substances List (Continued)

CAS	Name	CAS	Name	CAS	Name
000814-49-3	Diethyl chlorophosphate	0134237-31-3	Pentachlorotrifluoropropane	068958-61-2	Poly(oxy-1,2-ethanediyl), .alpha.-[2-[ethyl[

001306-19-0	Cadmium oxide	0134237-32-4	HCFC 121	073772-32-4	1-Propanesulfonic acid, 3-[[3-(dimethyla

001314-20-1	Thorium dioxide	0134237-34-6	HCFC 131	077536-66-4	Asbestos compounds

001332-21-4	Asbestos (friable)	0134237-35-7	HCFC 221	077536-67-5	Asbestos compounds

001336-36-3	PCBs	0134237-36-8	HCFC 222	077536-68-6	Asbestos compounds

001336-36-3	Polychlorinated biphenyls	0134237-37-9	HCFC 223	081190-38-7	1-Propanaminium, N-(2-hydroxyethyl)-3-

001600-27-7	Mercuric acetate	0134237-38-0	HCFC 224	091081-99-1	Sulfonamides, C4-8-alkane, perfluoro, N-

001649-08-7	1,2-Dichloro-1,1-difluoroethane	0134237-39-1	HCFC 232	094133-90-1	1-Propanesulfonic acid, 3-[13-(dimethyla

001649-08-7	HCFC-132b	0134237-40-4	HCFC 233	098999-57-6	Sulfonamides, C7-8-alkane, perfluoro, N-

001652-63-7	1-Propanaminium, 3-[[(heptadecafluoroo	0134237-41-5	HCFC 235	117806-54-9	1-Heptanesulfonic acid, 1,1,2,2,3,3,4,4,5,5,6

001689-84-5	Bromoxynil	0134237-42-6	HCFC 242	127133-66-8	2-Propenoic acid, 2-methyl-, polymers wit

001689-99-2	Bromoxynil octanoate	0134237-43-7	HCFC 243	129813-71-4	Sulfonamides, C4-8-alkane, perfluoro, N

001691-99-2	1-Octanesulfonamide, N-ethyl-1,1,2,2,3.3,4	0134237-44-8	HCFC 253	132207-32-0	Asbestos compounds

001717-00-6	1,1-Dichloro-1-fluoroethane	0134237-45-9	HCFC 261	132207-33-1	Asbestos compounds

001717-00-6	HCFC-141b	0134308-72-8	HCFC 226	148240-78-2	Fatty acids, C18-unsatd., timers, 2-[[(hep

001746-01-6	2,3,7,8-Tetrachlorodibenzo-p-dioxin	0134452-44-1	CFC 212	148240-80-6	Fatty acids, C18-unsatd., trimers, 2-[meth

001763-23-1	1-Octanesulfonic acid, 1,1,2,2,3,3,4,4,5,5,6,6	0134452-44-1	Hexachlorodifluoropropane	148240-82-8	Fatty acids, C18-unsatd., trimers, 2-[meth

001937-37-7	C.I. Direct Black 38	0135401-87-5	CFC 211	148684-79-1	Sulfonamides, C4-8-alkane, perfluoro, N

002223-93-0	Cadmium stearate	0135401-87-5	Heptachlorofluoropropane	160901-25-7	Sulfonamides, C4-8-alkane, perfluoro, N

002250-98-8	1-Octanesulfonamide, N,N’,N”-[phosphinyl	014650-24-9	2-Propenoic acid, 2-methyl-, 2-[[(heptade	178094-69-4	1-Octanesulfonamide, N-[3-(climethyloxid

002439-01-2	Chinomethionat	017202-41-4	1-Nonanesulfonic acid, 1,1,2,2,3,3,4,4,5,5,6	178535-22-3	Sulfonamides, C4-8-alkane, perfluoro, N

002602-46-2	Cl. Direct Blue 6	017804-35-2	Benomyl	182700-90-9	1-Octanesulfonamide, 1,1,2,2,3,3,4,4,5,5,6

002795-39-3	1-Octanesulfonic acid, 1,1,2,2,3,3,4,4,5,5,6,6	021908-53-2	Mercuric oxide	192662-29-6	Sulfonamides, C4-8-alkane, perfluoro, N

002837-89-0	2-Chloro-1,1,1,2-tetrafluoroethane	024448-09-7	1-Octanesulfonamide, 1,1,2,2,3,3,4,4,5,5,6	251099-16-8	1-Decanaminium, N-decyl-N,N-dimethyl-

002837-89-0	HCFC-124	025268-77-3	2-Propenoic acid, 2-[[(heptadecafluoro	306973-46-6	Fatty acids, linseed-oil, dimers, 2-[[(hepta

002991-51-7	Glycine, N-ethyl-N-[(heptadecafluoroocty	029081-56-9	1-Octanesulfonic acid, 1,1,2,2,3,3,4,4,5,5,6	306973-47-7	Sulfonamides, C4-8-alkane, perfluoro, N

004151-50-2	1-Octanesulfonamide, N-ethyl-1,1,2,2,3,3,4	029117-08-6	Poly(oxy-1,2-ethanediyl), .alpha.-[2-[ethyl	306974-19-6	Sulfonamides, C4-8-alkane, perfluoro, N

004259-43-2	CFC 215	029255-31-0	CFC 214	306974-28-7	Siloxanes and Silicones, di-Me, mono(3

004259-43-2	Trichloropentafluoropropane	029255-31-0	Tetrachlortetrafluoropropane	306974-45-8	Sulfonic acids, C6-8-alkane, perfluoro, c

007439-97-6	Mercury	029457-72-5	1-Octanesulfonic acid, 1,1,2,2,3,3,4,4,5,5,6	306974-63-0	Fatty acids, C18-unsatd., dimers, 2- [meth

007440-41-7	Beryllium	030381-98-7	1-Octanesulfonamide, N,N’-[phosphinico	306975-56-4	Propanoic acid, 3-hydroxy-2-(hydroxymet

007440-43-9	Cadmium	031506-32-8	1-Octanesulfonamide, 1,1,2,2,3,3,4,4,5,5,6	306975-57-5	Propanoic acid, 3-hydroxy-2-(hydroxymet

007487-94-7	Mercuric chloride	033089-61-1	Amitraz	306975-62-2	2-Propenoic acid, 2-methyl-, dodecyl est

007782-86-7	Mercurous nitrate	038006-74-5	1-Propanaminium, 3-[[(heptadecafluoro	306975-84-8	Poly(oxy-1,2-ethanediyl), .alpha.-hydro-.o

007783-35-9	Mercuric sulfate	038850-58-7	1-Propanaminium, N-(2-hydroxyethyl)-N,N	306975-85-9	2-Propenoic acid, 2-methyl-, dodecyl est

007789-06-2	Strontium chromate	040630-65-7	1-Butanesulfonamide, 1,1,2,2,3,3,4,4,4-non	306976-25-0	1-Hexadecanaminium, N,N-dimethyl-N-[2

007789-42-6	Cadmium bromide	053404-19-6	Bromacil, lithium salt	306976-55-6	2-Propenoic acid, 2-methyl-, 2-methylpro

007790-79-6	Cadmium fluoride	053469-21-9	Aroclor 1242	306977-10-6	2-Propenoic acid, 2-methyl-, 2-(dimethyla

008001-58-9	Creosote	055120-77-9	1-Hexanesulfonic acid, 1,1,2,2,3,3,4,4,5,5,6,	306977-58-2	2-Propenoic acid, 2-methyl-, 3-(trimethox

010045-94-0	Mercuric nitrate	057589-85-2	Benzoic acid, 2,3,4,5-tetrachloro-6	306978-04-1	2-Propenoic acid, butyl ester, polymers w

010108-64-2	Cadmium chloride	059071-10-2	2-Propenoic acid, 2-[ethyl[(pentadecafluo	306978-65-4	Hexane, 1,6-diisocyanato-, homopolymer

010124-36-4	Cadmium sulphate	060207-90-1	Propiconazole	306979-40-8	Poly(oxy-1,2-ethanediyl), .alpha.-[2-(methy

010415-75-5	Mercurous nitrate	061660-12-6	1-Octanesulfonamide, N-ethyl-1,1,2,2,3,3,4	306980-27-8	Sulfonamides, C4-8-alkane, perfluoro, N

011096-82-5	Aroclor 1260	067584-42-3	Cyclohexanesulfonic acid, decafluoro(pe	N/A	Cadmium Compounds

011097-69-1	Aroclor 1254	067906-42-7	1-Decanesulfonic acid, 1,1,2,2,3,3,4,4,5,5,6	N/A	CFC 12/1-IFC 152a, 73.8/26.2 wt %

011104-28-2	Aroclor 1221	067969-69-1	1-Octanesulfonamide, N-ethyl-1,1,2,2,3,3,4	N/A	CFC 12/HCFC 22, 25.0/75.0 wt %

011141-16-5	Aroclor 1232	068156-01-4	Cyclohexanesulfonic acid, nonafluorobis	N/A	HCFC 22/CFC 115, 48.8/51.2 wt %

012172-73-5	Asbestos compounds	068298-62-4	2-Propenoic acid, 2-[butyl[(heptadecafluo	N/A	CFC 13/HCFC 23, 59.9/40.1 wt %

0125426-39-3	CFC 217	068329-56-6	2-Propenoic acid, eicosyl ester, polymer	N/A	HFC 32/CFC 115, 48.2/51.8 wt %

0125426-39-3	Chloropentafluoropropane	068541-80-0	2-Propenoic acid, polymer with 2-[ethyl[(h	N/A	Glycol Ethers

012672-29-6	Aroclor 1248	068555-90-8	2-Propenoic acid, butyl ester, polymer w	N/A	Mercury Compounds

012674-11-2	Aroclor 1016	068555-91-9	2-Propenoic acid, 2-methyl-, 2-[ethyl[(hept	N/A	Polybrominated Biphenyls (PBBs)

0127564-83-4	HCFC 234	068555-92-0	2-Propenoic acid, 2-methyl-, 2-[[(heptad

0134190-48-0	HCFC 231	068586-14-1	2-Propenoic acid, 2-[[(heptadecafluoroo

0134190-49-1	HCFC 241	068608-14-0	Sulfonamides, C4-8-alkane, perfluoro, N

0134190-51-5	HCFC 251	068649-26-3	1-Octanesulfonamide, N-ethyl-1,1,2,2,3,3

0134190-52-6	HCFC 252	068867-60-7	2-Propenoic acid, 2-[[(heptadecafluoroo

0134190-53-7	HCFC 262	068867-62-9	2-Propenoic acid, 2-methyl-, 2-[ethyl[(hep

0134190-54-8	HCFC 271	068891-96-3	Chromium, diaquatetrachloro[.mu.-[N

0134237-31-3	CFC 213	068909-15-9	2-Propenoic acid, eicosyl ester, polymer

ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Number: 12MAZ00153B002	Issue: C
Date: 02 Aug 2007	Page 3 of 13

2.	Does the chemical contain any of the constituents listed in Table 2 below (continued on next pages)? If so, please list constituent and weight percent.

Table 2: Freescale Banned Substances List

CAS	Name	CAS	Name	CAS	Name
000056-23-5	Carbon tetrachloride	000124-73-2	Halon 2402	000630-10-4	Selenourea

000057-12-5	Cyanides (soluble salts and complexes)	000124-87-8	Picrotoxin	000632-79-1	Tetrabromophthalic anhydride (TBPA)

000058-36-6	Phenoxarsine, 10,10’-oxydi-	000143-33-9	Sodium cyanide (Na(CN))	000639-58-7	Triphenyltin chloride

000062-38-4	Phenylmercuric acetate	000151-38-2	Methoxyethylmercuric acetate	000662-01-1	CFC 216

000062-38-4	Phenylmercury acetate	000151-50-8	Potassium cyanide	000675-14-9	Cyanuric fluoride

000071-55-6	Methyl chloroform	000156-62-7	Calcium cyanamide	000679-85-6	HCFC 244

000071-55-6	1,1,1-Trichloroethane	000301-04-2	Lead acetate	000692-42-2	Diethylarsine

000074-90-8	Hydrocyanic acid	000306-83-2	2,2-Dichloro-1,1,1-trifluoroethane	000696-28-6	Dichlorophenylarsine

000074-90-8	Hydrogen cyanide	000306-83-2	HCFC-123	000696-28-6	Phenyl dichloroarsine

000075-43-4	Dichlorofluoromethane	000353-59-3	Bromochlorodifluoromethane	000812-04-4	1,1-Dichloro-1,2,2-trifluoroethane

000075-43-4	HCFC-21	000353-59-3	Halon 1211	000812-04-4	HCFC-123b

000075-45-6	Chlorodifluoromethane	000354-14-3	HCFC-121	000900-95-8	Stannane, acetoxytriphenyl-

000075-45-6	HCFC-22	000354-14-3	1,1,2,2-Tetrachloro-1-fluoroethane	001066-30-4	Chromic acetate

000075-63-8	Bromotrifluoromethane	000354-21-2	HCFC 122	001066-45-1	Trimethyltin chloride

000075-63-8	Halon 1301	000354-21-2	1,1,2,-Trichloro-2,2-difluoroethane	001072-35-1	Lead stearate

000075-68-3	1-Chloro-1,1-difluoroethane	000354-23-4	1,2-Dichloro-1,1,2-trifluoroethane	001163-19-5	Decabromodiphenyl oxide

000075-68-3	HCFC-142b	000354-23-4	HCFC-123a	001303-28-2	Arsenic pentoxide

000075-69-4	CFC-11	000354-25-6	1-Chloro-1,1,2,2-tetrafluoroethane	001303-32-8	Arsenic disulfide

000075-69-4	Trichlorofluoromethane	000354-25-6	HCFC-124a	001303-33-9	Arsenic trisulfide

000075-69-4	Trichloromonofluoromethane	000354-56-3	Pentachlorofluoroethane	001306-19-0	Cadmium oxide

000075-71-8	CFC-12	000422-56-0	3,3-Dichloro-1,1,1,2,2-pentafluoropropane	001309-64-4	Antimony trioxide

000075-71-8	Dichlorodifluoromethane	000422-56-0	HCFC-225ca	001314-32-5	Thallic oxide

000075-72-9	CFC-13	000460-19-5	Cyanogen	001314-87-0	Lead sulfide

000075-72-9	Chlorotrifluoromethane	000502-39-6	Methylmercuric dicyanamide	001327-52-2	Arsenic acid

000075-74-1	Plumbane, tetramethyl-	000506-61-6	Potassium silver cyanide	001327-53-3	Arsenic trioxide

000075-74-1	Tetramethyllead	000506-64-9	Silver cyanide	001327-53-3	Arsenous oxide

000075-88-7	2-Chloro-1,1,1-trifluoroethane	000506-68-3	Cyanogen bromide	001332-21-4	Asbestos (friable)

000075-88-7	HCFC-133a	000506-77-4	Cyanogen chloride	001335-32-6	Lead subacetate

000076-12-0	1,1,2,2,-Tetrachloro-1,2-difluoroethane	000506-77-4	Cyanogen chloride ((CN)CI)	001336-36-3	PCBs

000076-13-1	Ethane, 1,1,2-trichloro-1,2,2,-trifluoro-	000506-78-5	Cyanogen iodide	001336-36-3	Polychlorinated biphenyls

000076-13-1	Freon 113	000507-55-1	1,3-Dichloro-1,1,2,2,3-pentafluoropropane	001600-27-7	Mercuric acetate

000076-14-2	CFC-114	000507-55-1	HCFC-225cb	001649-08-7	1,2-Dichloro-1,1-difluoroethane

000076-14-2	Dichlorotetrafluoroethane	000542-62-1	Barium cyanide	001649-08-7	HCFC-132b

000076-15-3	CFC-115	000543-90-8	Cadmium acetate	001717-00-6	1,1-Dichloro-1-fluoroethane

000076-15-3	Monochloropentafluoroethane	000544-92-3	Copper cyanide	001717-00-6	HCFC-141b

000078-00-2	Tetraethyl lead	000557-19-7	Nickel cyanide	001762-95-4	Ammonium thiocyanate

000079-94-7	Tetrabromobisphenol A (TBBA)	000557-21-1	Zinc cyanide	001983-10-4	Tributyltin fluoride

000085-22-3	Pentabromoethylbenzene (5BEB)	000563-68-8	Thallium(I) acetate	002155-70-6	Tributyltin methacrylate

000098-05-5	Benzenearsonic acid	000592-01-8	Calcium cyanide	002223-93-0	Cadmium stearate

000109-86-4	2-Methoxyethanol	000592-04-1	Mercuric cyanide	002636-26-2	Cyanophos

000110-49-6	2-methoxyethyl acetate	000592-85-8	Mercuric thiocyanate	002757-18-8	Thallous malonate

000110-80-5	Ethanol, 2-ethoxy-	000592-87-0	Lead thiocyanate	002837-89-0	2-Chloro-1,1,1,2-tetrafluoroethane

000110-80-5	2-Ethoxyethanol	000593-60-2	Vinyl bromide	002837-89-0	HCFC-124

000111-15-9	2-ethoxyethyl acetate	000593-70-4	Chlorofluoromethane	003194-55-6	Hexabromocyclododecane (HBCD)

000111-96-6	Diethylene gylcol dimethyl ether	000593-70-4	HCFC 31	003278-89-5	tribromophenyl ally’ ether (TBP-AE)

000118-79-6	2,4,6-Tribromophenol	000597-64-8	Tetraethyltin	003296-90-0	Dibromoneopentyl glycol (DBNPG)

000124-73-2	D bromotetrafluoroethane	000628-86-4	Mercury fulminate	003322-93-8	Dibromoethyldibromocyclohexane

ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Number: 12MAZ00153B002	Issue: C
Date: 02 Aug 2007	Page 4 of 13

Table 2: Freescale Banned Substances List (Continued)

CAS	Name	CAS	Name	CAS	Name
003322-93-8	Dibromoethyldibromocyclohexane	007787-49-7	Beryllium fluoride	0134190-53-7	HCFC 262

004162-45-2	TBBA-bis(2-hydroxyethyl ether)	007787-55-5	Beryllium nitrate	0134190-54-8	HCFC 271

004259-43-2	CFC 215	007788-98-9	Ammonium chromate	0134237-31-3	CFC 213

004259-43-2	Trichloropentafluoropropane	007789-00-6	Potassium chromate	0134237-31-3	Pentachlorotrifluoropropane

0052740-16-6	Calcium arsenite	007789-06-2	Strontium chromate	0134237-32-4	HCFC 121

006533-73-9	Thallium(l) carbonate	007789-09-5	Ammonium bichromate	0134237-34-6	HCFC 131

006533-73-9	Thallous carbonate	007789-42-6	Cadmium bromide	0134237-35-7	HCFC 221

007428-48-0	Lead stearate	007789-61-9	Antimony tribromide	0134237-36-8	HCFC 222

007439-92-1	Lead	007790-79-6	Cadmium fluoride	0134237-37-9	HCFC 223

007439-97-6	Mercury	007791-12-0	Thallium chloride TICI	0134237-38-0	HCFC 224

007440-02-0	Nickel	007791-12-0	Thallous chloride	0134237-39-1	HCFC 232

007440-28-0	Thallium	007791-23-3	Selenium oxychloride	0134237-40-4	HCFC 233

007440-36-0	Antimony	010025-73-7	Chromic chloride	0134237-41-5	HCFC 235

007440-38-2	Arsenic	010025-91-9	Antimony trichloride	0134237-42-6	HCFC 242

007440-41-7	Beryllium	010031-59-1	Thallium sulfate	0134237-43-7	HCFC 243

007440-43-9	Cadmium	010045-94-0	Mercuric nitrate	0134237-44-8	HCFC 253

007440-47-3	Chromium	010049-05-5	Chromous chloride	0134237-45-9	HCFC 261

007446-08-4	Selenium dioxide	010099-74-8	Lead nitrate	0134308-72-8	HCFC 226

007446-14-2	Lead sulfate	010101-53-8	Chromic sulfate	0134452-44-1	CFC 212

007446-18-6	Thallium(I) sulfate	010101-63-0	Lead iodide	0134452-44-1	Hexachlorodifluoropropane

007446-18-6	Thallous sulfate	010102-18-8	Sodium selenite	013463-39-3	Nickel carbonyl

007446-27-7	Lead phosphate	010102-20-2	Sodium tellurite	0135401-87-5	CFC 211

007487-94-7	Mercuric chloride	010102-45-1	Thallium(I) nitrate	0135401-87-5	Heptachlorofluoropropane

007488-56-4	Selenium sulfide	010102-48-4	Lead arsenate	013597-99-4	Beryllium nitrate

007631-89-2	Sodium arsenate	010108-64-2	Cadmium chloride	013654-09-6	Decabromobiphenyl (DBB)

007645-25-2	Lead arsenate	010124-36-4	Cadmium sulphate	013765-19-0	Calcium chromate

007647-18-9	Antimony pentachloride	010124-50-2	Potassium arsenite	013814-96-5	Lead fluoborate

007718-54-9	Nickel chloride	010415-75-5	Mercurous nitrate	014216-75-2	Nickel nitrate

007738-94-5	Chromic acid	010588-01-9	Sodium bichromate	014307-35-8	Lithium chromate

007758-95-4	Lead chloride	011096-82-5	Aroclor 1260	015245-44-0	Lead 2,4,6-trinitroresorcinoxide,

007758-97-6	Lead chromate	011097-69-1	Aroclor 1254	015699-18-0	Nickel ammonium sulfate

007775-11-3	Sodium chromate	011104-28-2	Aroclor 1221	015739-80-7	Lead sulfate

007778-39-4	Arsenic acid	011115-74-5	Chromic acid	020566-35-2	Tetrabromophthalic acid diol/ diester

007778-44-1	Calcium arsenate	011141-16-5	Aroclor 1232	021850-44-2	TBBA-bis(2,3-dibromopropyl ether)

007778-50-9	Potassium bichromate	012002-03-8	Cupric acetoarsenite	021908-53-2	Mercuric oxide

007782-49-2	Selenium	012002-03-8	Paris green	025327-89-3	TBBA-bis(allyl ether)

007782-82-3	Sodium selenite	012039-52-0	Selenious acid, dithallium(1+) salt	025357-79-3	Disodium salt of tetrabromophthalate

007782-86-7	Mercurous nitrate	012054-48-7	Nickel hydroxide	025637-99-4	Hexabromocyclododecane

007783-00-8	Selenious acid	012124-97-9	Ammonium bromide	026762-91-4	Tribromophenyl allyl ether (TBP-AE)

007783-07-5	Hydrogen selenide	012172-73-5	Asbestos compounds	028300-74-5	Antimony potassium tartrate

007783-35-9	Mercuric sulfate	0125426-39-3	CFC 217	029255-31-0	CFC 214

007783-46-2	Lead fluoride	0125426-39-3	Chloropentafluoropropane	029255-31-0	Tetrachlortetrafluoropropane

007783-56-4	Antimony trifluoride	012672-29-6	Aroclor 1248	032534-81-9	Pentabromodiphenyl oxide (PBDPO)

007783-70-2	Antimony pentafluoride	012674-11-2	Aroclor 1016	032536-52-0	Octabromodiphenyl oxide (OBDPO)

007783-80-4	Tellurium hexafluoride	0127564-83-4	HCFC 234	032588-76-4	N,N’-ethylene bis(tetratbromophthalimide)

007784-34-1	Arsenous trichloride	013356-08-6	Fenbutatin oxide	032844-27-2	TBBA carbonate oligomer

007784-40-9	Lead arsenate	013356-08-6	Hexakis(2-methyl-2-phenylpropyl)di	036483-57-5	Tribromoneopentyl alcohol (TBNPA)

007784-41-0	Potassium arsenate	013410-01-0	Sodium selenate	037211-05-5	Nickel chloride

007784-42-1	Arsine	0134190-48-0	HCFC 231	037853-59-1	Bis(tribromophenoxy)ethane (HBPE)

007784-46-5	Sodium arsenite	0134190-49-1	HCFC 241	041291-34-3	Ethylene bis(dibromonorboranedicarboxim

007786-81-4	Nickel sulfate	0134190-51-5	HCFC 251	052652-59-2	Lead stearate

ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Number: 12MAZ00153B002	Issue: C
Date: 02 Aug 2007	Page 5 of 13

Table 2: Freescale Banned Substances List (Continued)

CAS	Name	CAS	Name	CAS	Name
056189-09-4	Lead stearate	N/A	Cadmium Compounds	N/A	Arsenic Compounds

057137-10-7	Poly-tribromostyrene	N/A	CFC 12/HFC 152a, 73.8/26.2 wt %	N/A	Beryllium Compounds

058965-66-5	Tetradecabromodiphenoxybenzene	N/A	CFC 12/HCFC 22, 25.0/75.0 wt %	N/A	Chromium Compounds

059447-55-1	Poly(pentabromobenzyl acrylate)	N/A	HCFC 22/CFC 115, 48.8/51.2 wt %	N/A	Inorganic Cyanide Compounds

059447-57-3	Poly(pentabromobenzyl acrylate)	N/A	CFC 13/HCFC 23, 59.9/40.1 wt %	N/A	Lead Compounds

066741-65-9	Tribromopheynyl ally’ ether	N/A	HFC 32/CFC 115, 48.2/51.8 wt %	N/A	Nickel Compounds

069882-11-7	Poly(dibromophenylene oxide)	N/A	Glycol Ethers	N/A	Selenium Compounds

071342-77-3	TBBA carbonate oligomer	N/A	Mercury Compounds	N/A	Thallium Compounds

P-88-2106	TBBA-diglycidyl ether (epoxy oligomer)	N/A	Polybrominated Biphenyls (PBBs)

3	Does the chemical contain any of the constituents listed in Table 3 below (continued on next pages)? If so, please list constituent and weight percent.

Table 3: Freescale Alert Substances List

CAS	Name	CAS	Name	CAS	Name
000050-00-0	Formaldehyde	000060-29-7	Ethane, 1,1’-oxybis-	000075-02-5	Vinyl fluoride

000050-00-0	Formaldehyde (solution)	000060-29-7	Ethyl ether	000075-07-0	Acetaldehyde

000050-29-3	DDT	000060-51-5	Dimethoate	000075-09-2	Dichloromethane

000050-32-8	Benzo[a]pyrene	000061-82-5	Amitrole	000075-09-2	Methylene chloride

000050-55-5	Reserpine	000062-44-2	Phenacetin	000075-12-7	Formamide

000051-21-8	Fluorouracil	000062-50-0	Ethyl methanesulfonate	000075-15-0	Carbon disulfide

000051-75-2	Nitrogen mustard	000062-53-3	Aniline	000075-26-3	2-Bromopropane

000051-79-6	Carbamic acid, ethyl ester	000062-55-5	Thioacetamide	000075-27-4	Dichlorobromomethane

000051-79-6	Ethyl carbamate	000062-56-6	Thiourea	000075-55-8	Aziridine, 2-methyl

000051-79-6	Urethane	000062-74-8	Sodium fluoroacetate	000075-55-8	Propyleneimine

000053-70-3	Dibenz[a,h]anthracene	000062-75-9	Methanamine, N-methyl-N-nitroso-	000075-56-9	Oxirane, methyl-

000053-96-3	2-Acetylaminofluorene	000062-75-9	N-Nitrosodimethylamine	000075-56-9	Propylene oxide

000054-11-5	Nicotine	000062-75-9	Nitrosodimethylamine	000075-74-1	Plumbane, tetramethyl-

000055-18-5	N-Nitrosodiethylamine	000063-25-2	Carbaryl	000075-74-1	Tetramethyllead

000057-12-5	Cyanides (soluble salts and complexes)	000064-67-5	Diethyl sulfate	000077-78-1	Dimethyl sulfate

000057-14-7	1,1-Dimethyl hydrazine	000064-75-5	Tetracycline hydrochloride	000078-00-2	Tetraethyl lead

000057-14-7	Dimethylhydrazine	000064-86-8	Colchicine	000078-79-5	1,3-Butadiene, 2-methyl-

000057-14-7	Hydrazine, 1,1-dimethyl-	000066-75-1	Uracil mustard	000078-79-5	Isoprene

000057-33-0	Pentobarbital sodium	000066-81-9	Cycloheximide	000079-01-6	Trichloroethylene

000057-41-0	Phenytoin	000067-64-1	Acetone	000079-06-1	Acrylamide

000057-57-8	beta-Propiolactone	000067-66-3	Chloroform	000079-16-3	N-methylacetamide

000058-36-6	Phenoxarsine, 10,10’-oxydi-	000067-72-1	Hexachloroethane	000079-44-7	Dimethylcarbamyl chloride

000058-89-9	Cyclohexane, 1,2,3,4,5,6 hexachloro, gamma-	000068-12-2	Dimethylformamide	000079-46-9	2-Nitropropane

000058-89-9	Hexachlorocyclohexane (gamma isomer)	000068-12-2	N,N-Dimethylformamide	000079-94-7	Tetrabromobisphenol A (TBBA)

000058-89-9	Lindane	000070-25-7	Guanidine, N-methyl-N’-nitro-N-nitroso-	000081-81-2	Warfarin

000059-88-1	Phenylhydrazine hydrochloride	000072-20-8	Endrin	000081-81-2	Warfarin, & salts, conc.>0.3%

000059-89-2	N-Nitrosomorpholine	000074-83-9	Methyl bromide	000082-28-0	1-Amino-2-methylanthraquinone

000060-09-3	4-Aminoazobenzene	000074-90-8	Hydrocyanic acid	000084-74-2	n-Butyl phthalate

000060-11-7	4-Dimethylaminoazobenzene	000074-90-8	Hydrogen cyanide	000084-74-2	Dibutyl phthalate

000060-11-7	Dimethylaminoazobenzene	000075-02-5	Ethene, fluoro-	000085-22-3	Pentabromoethylbenzene (5BEB)

ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Number: 12MAZ00153B002	Issue: C
Date: 02 Aug 2007	Page 6 of 13

Table 3: Freescale Alert Substances List (Continued)

CAS	Name	CAS	Name	CAS	Name
000088-06-2	2,4,6-Trichlorophenol	000106-47-8	p-Chloroaniline	000135-20-6	Benzeneamine, N-hydroxy-N-nitroso, amm

000088-85-7	Dinitrobutyl phenol	000106-89-8	Epichlorohydrin	000135-20-6	Cupferron

000088-85-7	Dinoseb	000106-89-8	Oxirane, (chloromethyl)-	000137-17-7	2,4,5-trimethylaniline

000088-89-1	Picric acid	000106-93-4	1,2-Dibromoethane	000137-42-8	Metham sodium

000090-04-0	o-Anisidine	000106-93-4	Ethylene dibromide	000138-93-2	Disodium cyanodithioimidocarbonate

000090-94-8	Michler’s ketone	000107-02-8	Acrolein	000139-13-9	Nitrilotriacetic acid

000091-23-6	2-nitroanisole	000107-06-2	1,2-Dichloroethane	000139-65-1	4,4’-Thiodianiline

000091-66-7	N,N-Diethylaniline	000107-06-2	Ethylene dichloride	000142-59-6	Nabam

000091-94-1	3,3’-Dichlorobenzidine	000107-13-1	Acrylonitrile	000143-33-9	Sodium cyanide (Na(CN))

000092-67-1	4-Aminobiphenyl	000107-13-1	2-Propenenitrile	000143-50-0	Kepone

000092-87-5	Benzidine	000107-16-4	Formaldehyde cyanohydrin	000151-50-8	Potassium cyanide

000092-93-3	4-Nitrobiphenyl	000108-88-3	Toluene	000151-56-4	Aziridine

000094-59-7	Safrole	000108-93-0	Cyclohexanol	000151-56-4	Ethyleneimine

000095-06-7	sutfallate (ISO); 2-chlorallyl diethyldithioc	000108-95-2	Phenol	000156-62-7	Calcium cyanamide

000095-50-1	o-Dichlorobenzene	000110-00-9	Furan	000189-55-9	Benzo(rst)pentaphene

000095-53-4	o-Toluidine	000115-28-6	Chlorendic acid	000189-55-9	Dibenz[a,i]pyrene

000095-69-2	p-Chloro-o-toluidine	000116-14-3	Ethene, tetrafluoro-	000189-64-0	Dibenzo(a,h)pyrene

000095-80-7	2,4-Diaminotoluene	000116-14-3	Tetrafluoroethylene	000191-30-0	Dibenzo(a,l)pyrene

000096-09-3	Styrene oxide	000117-79-3	2-Aminoanthraquinone	000192-65-4	Dibenzo(a,e)pyrene

000096-12-8	DBCP	000117-81-7	Bis(2-ethylhexyl)phthalate	000192-97-2	Benzo[e]pyrene

000096-12-8	1,2-Dibromo-3-chloropropane	000117-81-7	DEHP	000193-39-5	Indeno(1,2,3-cd)pyrene

000096-13-9	2,3-dibromopropan-1-ol; 2,3-dibromo-1-pr	000117-81-7	Di(2-ethylhexyl) phthalate	000205-82-3	Benzo(j)fluoranthene

000096-18-4	1,2,3-Trichloropropane	000117-82-8	bis(2-Methoxyethyl) phthalate	000205-99-2	Benzo[b]fluoranthene

000096-23-1	1,3-dichloro-2-propanol	000118-74-1	Hexachlorobenzene	000207-08-9	Benzo(k)fluoranthene

000096-45-7	Ethylene thiourea	000118-79-6	2,4,6-Tribromophenol	000218-01-9	Benzo(a)phenanthrene

000096-48-0	Butyrolactone	000119-90-4	3,3’-Dimethoxybenzidine	000224-42-0	Dibenz(a,j)acridine

000096-48-0	Gamma-Butyrolactone	000119-93-7	3,3’-Dimethylbenzidine	000226-36-8	Dibenz(a,h)acridine

000097-23-4	Dichlorophene	000119-93-7	o-Tolidine	000298-00-0	Methyl parathion

000097-56-3	C.I. Solvent Yellow 3	000120-36-5	2,4-DP	000301-04-2	Lead acetate

000098-05-5	Benzenearsonic acid	000120-71-8	p-Cresidine	000301-12-2	Oxydemeton methyl

000098-07-7	Benzoic trichloride	000121-14-2	2,4-Dinitrotoluene	000302-01-2	Hydrazine

000098-07-7	Benzotrichloride	000122-60-1	Phenyl glycidyl ether	000309-00-2	Aldrin

000099-65-0	m-Dinitrobenzene	000122-66-7	1,2-Diphenylhydrazine	000319-84-6	alpha-Hexachlorocyclohexane

000100-25-4	p-Dinitrobenzene	000122-66-7	Hydrazine, 1,2-diphenyl-	000319-85-7	beta-BHC

000100-42-5	Styrene	000122-66-7	Hydrazobenzene	000330-55-2	Linuron

000100-44-7	Benzyl chloride	000123-39-7	N-methylformamide	000333-41-5	Diazinon

000100-63-0	Phenylhydrazine	000123-91-1	1,4-Dioxane	000334-88-3	Diazomethane

000100-75-4	N-Nitrosopiperidine	000126-72-7	Tris(2,3-dibromopropyl) phosphate	000354-87-0	Ethanesulfonyl fluoride, pentafluoro-

000101-14-4	MBOCA	000126-99-8	Chloroprene	000355-03-3	Cyclohexanesulfonyl fluoride, undecafluoro

000101-14-4	4,4’-Methylenebis(2-chloroaniline)	000127-18-4	Perchloroethylene	000355-46-4	1-Hexanesulfonic acid, 1,1,2,2,3,3,4,4,5,5,

000101-61-1	4,4’-Methylenebis(N,N-dimethyl)benzena	000127-18-4	Tetrachloroethylene	000358-23-6	Methanesulfonic acid, trifluoro-, anhydride

000101-77-9	4,4’-Methylenedianiline	000127-19-5	Dimethylacetamide	000375-72-4	1-Butanesulfonyl fluoride, 1,1,2,2,3,3,4,4,4

000101-80-4	4,4’-Diaminodiphenyl ether	000128-03-0	Potassium dimethyldithiocarbamate	000375-73-5	1-Butanesulfonic acid, 1,1,2,2,3,3,4,4,4-no

000101-90-6	Diglycidyl resorcinol ether	000128-04-1	Sodium dimethyldithiocarbamate	000375-81-5	1-Pentanesulfonyl fluoride, 1,1,2,2,3,3,4,4,

000103-33-3	Azobenzene	000134-29-2	o-Anisidine hydrochloride	000375-92-8	1-Heptanesulfonic acid, 1,1,2,2,3,3,4,4,5,5
000106-46-7	1,4-Dichlorobenzene	000134-32-7	alpha-Naphthylamine	000379-79-3	Ergotamine tartrate

ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Number: 12MAZ00153B002	Issue: C
Date: 02 Aug 2007	Page 7 of 13

Table 3: Freescale Alert Substances List (Continued)

CAS	Name	CAS	Name	CAS	Name
000423-86-9	1-Octanesulfonamide, 1,1,2,2,3,3,4,4,	000639-58-7	Triphenyltin chloride	001589-47-5	2-Methoxypropanol

000428-76-2	Methane, bis[(trifluoromethyl)sulfonyl]	000675-14-9	Cyanuric fluoride	001762-95-4	Ammonium thiocyanate

000460-19-5	Cyanogen	000677-67-8	Acetyl fluoride, difluoro(fluorosulfonyl)-	001836-75-5	Benzene, 2,4-dichloro-1-(4-nitropher

000485-31-4	Binapacryl	000680-31-9	Hexamethylphosphoramide	001836-75-5	Nitrofen

000506-61-6	Potassium silver cyanide	000684-93-5	N-Nitroso-N-methylurea	001869-77-8	Glycine, N-ethyl-N-[(heptadecafluoro

000506-64-9	Silver cyanide	000692-42-2	Diethylarsine	001893-52-3	2-Propenoic acid, 2-[ethyl[(tridecafluo

000506-68-3	Cyanogen bromide	000696-28-6	Dichlorophenylarsine	001912-24-9	Atrazine

000506-77-4	Cyanogen chloride	000696-28-6	Phenyl dichloroarsine	001929-82-4	Nitrapyrin

000506-77-4	Cyanogen chloride ((CN)CI)	000759-73-9	N-Nitroso-N-ethylurea	001983-10-4	Tributyltin fluoride

000506-78-5	Cyanogen iodide	000764-41-0	2-Butene, 1,4-dichloro-	002127-74-4	Ethanesulfonyl fluoride, 1,2,2,2-tetraf

000509-14-8	Methane, tetranitro-	000764-41-0	1,4-Dichloro-2-butene	002155-70-6	Tributyltin methacrylate

000509-14-8	Tetranitromethane	000812-94-2	1-Butanesulfonamide, 1,1,2,2,3,3,4,4,	002263-09-4	1-Octanesulfonamide, N-butyl-1,1,2,2

000528-29-0	o-Dinitrobenzene	000838-88-0	4,4’-methylenedi-o-toluidine	002312-35-8	Propargite

000540-73-8	Hydrazine, 1,2-dimethyl-	000872-50-4	N-Methyl-2-pyrrolidone	002425-06-1	1,2,3,6-tetrahydro-N-(1,1,2,2-tetrach

000542-62-1	Barium cyanide	000900-95-8	Stannane, acetoxytriphenyl-	002475-45-8	C.I.Disperse Blue 1

000542-75-6	1,3-Dichloropropene	000924-16-3	N-Nitrosodi-n-butylamine	002636-26-2	Cyanophos

000542-75-6	1,3-Dichloropropylene	000930-55-2	N-Nitrosopyrrolidine	002706-91-4	1-Pentanesulfonic acid, 1,1,2,2,3,3,4

000544-92-3	Copper cyanide	001066-30-4	Chromic acetate	002757-18-8	Thallous malonate

000554-13-2	Lithium carbonate	001066-45-1	Trimethyltin chloride	002921-88-2	Chlorpyrifos

000556-52-5	2,3-Epoxypropan-1-ol	001072-35-1	Lead stearate	002965-52-8	1-Octanesulfonamide, N,N’-[phosphi

000557-19-7	Nickel cyanide	001116-54-7	N-Nitrosodiethanolamine	002991-50-6	Glycine, N-ethyl-N-[(heptadecafluoro

000557-21-1	Zinc cyanide	001120-71-4	Propane sultone	002991-52-8	Glycine, N-ethyl-N-[(heptadecafluoro

000563-47-3	3-Chloro-2-methyl-1-propene	001120-71-4	1,3-Propane sultone	003107-18-4	Cyclohexanesulfonic acid, undecaflu

000563-68-8	Thallium(I)acetate	001134-23-2	Cycloate	003165-93-3	4-Chloro-o-toluidine, hydrochloride

000573-58-0	C.I. Direct Red 28	001163-19-5	Decabromodiphenyl oxide	003194-55-6	Hexabromocyclododecane (HBCD)

000581-89-5	2-nitronaphthalene	001303-28-2	Arsenic pentoxide	003278-89-5	tribromophenyl allyl ether (TBP-AE)

000592-01-8	Calcium cyanide	001303-32-8	Arsenic disulfide	003296-90-0	Dibromoneopentyl glycol (DBNPG)

000592-62-1	Methyl azoxy methyl acetate	001303-33-9	Arsenic trisulfide	003322-93-8	Dibromoethyldibromocyclohexane

000592-87-0	Lead thiocyanate	001304-56-9	Beryllium oxide	003697-24-3	5-Methylchrysene

000593-60-2	Vinyl bromide	001309-64-4	Antimony trioxide	003820-83-5	1-Octanesulfonamide, N-ethyl-1,1,2,2

000597-64-8	Tetraethyltin	001313-99-1	Nickel monoxide	003871-50-9	Glycine, N-ethyl-N-[(heptadecafluoro

000602-01-7	2,3-Dinitrotoluene	001314-06-3	Dinickel trioxide	003871-99-6	1-Hexanesulfonic acid, 1,1,2,2,3,3,4,

000602-87-9	5-nitroacenaphthene	001314-32-5	ThaIlic oxide	003872-25-1	1-Pentanesulfonic acid, 1,1,2,2,3,3,4

000606-20-2	2,6-Dinitrotoluene	001314-87-0	Lead sulfide	004162-45-2	TBBA-bis(2-hydroxyethyl ether)

000610-39-9	3,4-Dinitrotoluene	001327-52-2	Arsenic acid	004549-40-0	N-Nitrosomethylvinylamine

000612-83-9	3,3’-Dichlorobenzidine dihydrochloride	001327-53-3	Arsenic trioxide	0052740-16-6	Calcium arsenite

000615-05-4	2,4-Diaminoanisole	001327-53-3	Arsenous oxide	005522-43-0	1-Nitropyrene

000618-85-9	3,5-dinitrotoluene	001330-20-7	Xylene (mixed isomers)	005902-51-2	Terbacil

000619-15-8	2,5-dinitrotoluene	001333-82-0	Chromium trioxide	006533-73-9	Thallium(I) carbonate

000621-64-7	Di-n-propylnitrosamine	001335-32-6	Lead subacetate	006533-73-9	Thallous carbonate

000621-64-7	N-Nitrosodi-n-propylamine	001344-37-2	C.I. Pigment Yellow 34	006804-07-5	Methyl 3-(quinoxalin-2-ylmethylene)

000625-45-6	Methoxyacetic acid	001420-07-1	Dinoterb	006807-17-6	4,4’-isobutylethylidenediphenol

000630-08-0	Carbon monoxide	001464-53-5	2,2’-Bioxirane	007428-48-0	Lead stearate

000630-10-4	Selenourea	001464-53-5	Diepoxybutane	007439-92-1	Lead

000632-79-1	Tetrabromophthalic anhydride (TBPA	001492-87-1	2-Propenoic acid, 4-[methyl[(nonafluor	007439-96-5	Manganese

000636-21-5	o-Toluidine hydrochloride	001493-13-6	Methanesulfonic acid, trifluoro-	007440-02-0	Nickel

ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Number: 12MAZ00153B002	Issue: C
Date: 02 Aug 2007	Page 8 of 13

Table 3: Freescale Alert Substances List (Continued)

CAS	Name	CAS	Name	CAS	Name
007440-28-0	Thallium	007789-00-6	Potassium chromate	013417-01-1	1-Octanesulfonamide, N-[3-(dimethylamino

007440-36-0	Antimony	007789-09-5	Ammonium bichromate	013424-46-9	Lead azide

007440-38-2	Arsenic	007789-12-0	Sodium dichromate, dihydrate	013463-39-3	Nickel carbonyl

007440-47-3	Chromium	007789-61-9	Antimony tribromide	013597-99-4	Beryllium nitrate

007446-08-4	Selenium dioxide	007791-12-0	Thallium chloride TlCl	013654-09-6	Decabromobiphenyl (DBB)

007446-09-5	Sulfur dioxide	007791-12-0	Thallous chloride	013765-19-0	Calcium chromate

007446-14-2	Lead sulfate	007791-23-3	Selenium oxychloride	013814-96-5	Lead fluoborate

007446-18-6	Thallium(I) sulfate	008001-35-2	Camphechlor	014216-75-2	Nickel nitrate

007446-18-6	Thallous sulfate	008001-35-2	Camphene, octachloro-	014307-35-8	Lithium chromate

007446-27-7	Lead phosphate	008001-35-2	Toxaphene	0147545-41-3	1-Butanesulfonamide, 1,1,2,2,3,3,4,4,4-no

007488-56-4	Selenium sulfide	009006-42-2	Metiram	0148240-79-3	Fatty acids, C18-unsatd., trimers, 2-[methy

007601-90-3	Perchloric acid	010025-73-7	Chromic chloride	0148240-81-7	Fatty acids, C18-unsatd., trimers, 2-[methy

007631-89-2	Sodium arsenate	010025-91-9	Antimony trichloride	014977-61-8	Chromic oxychloride

007645-25-2	Lead arsenate	010031-59-1	Thallium sulfate	015245-44-0	Lead 2,4,6-trinitroresorcinoxide,

007646-79-9	Cobalt dichloride	010034-93-2	Hydrazine sulfate	015699-18-0	Nickel ammonium sulfate

007647-18-9	Antimony pentachloride	010049-05-5	Chromous chloride	015739-80-7	Lead sulfate

007664-41-7	Ammonia (anhydrous)	010099-74-8	Lead nitrate	016071-86-6	C.I. Direct Brown 95

007718-54-9	Nickel chloride	010101-53-8	Chromic sulfate	016090-14-5	Ethanesulfonyl fluoride, 2-[1-[difluoro[(trifle

007726-95-6	Bromine	010101-63-0	Lead iodide	016543-55-8	N-Nitrosonornicotine

007738-94-5	Chromic acid	010102-18-8	Sodium selenite	016812-54-7	nickel sulphide

007758-01-2	Potassium bromate	010102-20-2	Sodium tellurite	017329-79-2	2-Propenoic acid, 2-[ethyl[(nonafluorobutyl)

007758-95-4	Lead chloride	010102-45-1	Thallium(I) nitrate	017570-76-2	Lead(II) methanesulphonate

007758-97-6	Lead chromate	010102-48-4	Lead arsenate	0180582-79-0	Sulfonic acids, C6-12-alkane, .gamma.-.or

007775-11-3	Sodium chromate	010124-43-3	Cobalt sulphate	018883-66-4	Streptozotocin

007778-39-4	Arsenic acid	010124-50-2	Potassium arsenite	020566-35-2	Tetrabromophthalic acid diol/ diester

007778-44-1	Calcium arsenate	0103361-09-7	Flumioxazin	021055-88-9	Carbamic acid, (4-methyl-1,3-phenylene)bi

007778-50-9	Potassium bichromate	010453-86-8	Resmethrin	0212335-64-3	2-Propenoic acid, reaction products with N-

007782-49-2	Selenium	010588-01-9	Sodium bichromate	021725-46-2	Cyanazine

007782-82-3	Sodium selenite	0108225-03-2	(6-(4-hydroxy-3-(2-methoxyphenylazo)-2-	021850-44-2	TBBA-bis(2,3-dibromopropyl ether)

007783-00-8	Selenious acid	011115-74-5	Chromic acid	023564-05-8	Thiophanate-methyl

007783-07-5	Hydrogen selenide	0119738-06-6	tetrahydrofurfuryl (R)-2-[4-(6-chloroquinox	024602-86-6	Tridemorph

007783-46-2	Lead fluoride	012002-03-8	Cupric acetoarsenite	024613-89-6	Chromic chromate

007783-56-4	Antimony trifluoride	012002-03-8	Paris green	024924-36-5	1-Octanesulfonamide, N-ethyl-1,1,2,2,3,3,4

007783-70-2	Antimony pentafluoride	012035-36-8	nickel dioxide	025154-54-5	Dinitrobenzene (mixed isomers)

007783-80-4	Tellurium hexafluoride	012035-72-2	nickel subsulphide	025321-14-6	Dinitrotoluene (mixed isomers)

007784-34-1	Arsenous trichloride	012039-52-0	Selenious acid, dithallium(1+) salt	025327-89-3	TBBA-bis(allyl ether)

007784-40-9	Lead arsenate	012054-48-7	Nickel hydroxide	025357-79-3	Disodium salt of tetrabromophthalate

007784-41-0	Potassium amenate	012124-97-9	Ammonium bromide	025637-99-4	Hexabromocyclododecane

007784-42-1	Arsine	012510-42-8	Erionite	025808-74-6	Lead hexafluorosilicate

007784-46-5	Sodium arsenite	012656-85-8	C.I. Pigment Red 104	026471-62-5	Benzene, 1,3-diisocyanatomethyl-

007786-81-4	Nickel suffate	0132843-44-8	Ethanesulfonamide, 1,1,2,2,2-pentafluoro-	026471-62-5	Toluenediisocyanate (mixed isomers)

007787-47-5	Beryllium chloride	013356-08-6	Fenbutatin oxide	026471-62-5	Toluene diisocyanate (unspecified isomer)

007787-49-7	Beryllium fluoride	013356-08-6	Hexakis(2-methyl-2-phenylpropyl)distann	026628-22-8	Sodium azide (Na(N3))

007787-55-5	Beryllium nitrate	013360-57-1	dimethylsulfamoylchloride	026644-46-2	N,N’-(1,4-PiperazinediyIbis(2,2,2-trichloroe

007788-98-9	Ammonium chromate	013410-01-0	Sodium selenate	026644-46-2	Triforine

ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Number: 12MAZ00153B002	Issue: C
Date: 02 Aug 2007	Page 9 of 13

Table 3: Freescale Alert Substances List (Continued)

CAS	Name	CAS	Name	CAS	Name
026654-97-7	Ethanesulfonyl fluoride, 2-[1-[difluoro[(tri	055910-10-6	Glycine, N-[(heptadecafluoroocty	067906-70-1	2-Propenoic acid, 2-methyl-, 2-[ethyl[(tride

026762-91-4	Tribromophenyl allyl ether (TBP-AE)	056189-09-4	Lead stearate	067906-71-2	2-Propenoic acid, 2-methyl-, 2-[ethyl[(tride

027140-08-5	Phenylhydrazine hydrochloride	056372-23-7	Poly(oxy-1,2-ethanediyl), .alpha.-	067906-73-4	2-Propenoic acid, 2-methyl-, 2-[ethyl[(unde

027607-61-0	1-Nonanesulfonyl chloride, 3,3,4,4,5,5,6	056773-42-3	Ethanaminium, N,N,N-triethyl-, s	067906-74-5	2-Propenoic acid, 2-methyl-, 2-[ethyl[(unde

027619-88-1	1-Hexanesulfonyl chloride, 3,3,4,4,5,5,6	057044-25-4	‘R-2,3-epoxy-1-propanol	067923-61-9	1-Heptanesulfonamide, N-ethyl-1,1,2,2,3,3

027619-89-2	1-Octanesulfonyl chloride, 3,3,4,4,5,5,6,	057137-10-7	Poly-tribromostyrene	067939-33-7	2-Propenoic acid, 2-methyl-, 2-[ethyl[(nona

027619-90-5	1-Decanesulfonyl chloride, 3,3,4,4,5,5,6	057213-69-1	Triclopyr triethylammonium salt	067939-34-8	2-Propenoic acid, 2-methyl-, 2-[ethyl[(nona

027619-91-6	1-Dodecanesulfonyl chloride, 3,3,4,4,5,5	058920-31-3	2-Propenoic acid, 4-[[(heptadeca	067939-36-0	2-Propenoic acid, 2-methyl-, 2-[ethyl[(pent

027619-97-2	1-Octanesulfonic acid, 3,3,4,4,5,5,6,6,7,	058965-66-5	Tetradecabromodiphenoxybenze	067939-37-1	2-Propenoic acid, 2-methyl-, 2-[ethyl[(pent

028300-74-5	Antimony potassium tartrate	059447-55-1	Poly(pentabromobenzyl acrylate	067939-42-8	1-Octanesulfonamide, N-ethyl-1,1,2,2,3,3,

029420-49-3	1-Butanesulfonic acid, 1,1,2,2,3,3,4,4,4-	059447-57-3	Poly(pentabromobenzyl acrylate	067939-61-1	2-Propenoic acid, 2-methyl-, 4-[methyl[(tri

031175-20-9	Ethanesulfonic acid, 2-[1-[difluoro[(trifle	061577-14-8	2-Propenoic acid, 2-methyl-, 4-[[(	067939-87-1	1-Pentanesulfonamide, N,N’-[phosphinicot

032534-81-9	Pentabromodiphenyl oxide (PBDPO)	061798-69-4	1-Propanaminium, N-(2-carboxye	067939-88-2	1-Octanesulfonamide, N-[3-(dimethylamine

032536-52-0	Octabromodiphenyl oxide (OBDPO)	064902-72-3	Chlorsulfuron	067939-89-3	1-Butanesulfonamide, N-ethyl-1,1,2,2,3,3,

032588-76-4	N,N’-ethylene bis(tetratbromophthalimi	065321-67-7	Toluene-2,4-diammonium sulph	067939-90-6	1-Pentanesulfonamide, N-ethyl-1,1,2,2,3,3

032844-27-2	TBBA carbonate oligomer	065702-23-0	1-Heptanesulfonyl chloride, 3,3,4	067939-91-7	1-Butanesulfonamide, N,N’-[phosphinicobi

034449-89-3	1-Butanesulfonamide, N-ethyl-1,1,2,2,3,	065702-24-1	1-Undecanesulfonyl chloride, 3,3	067939-92-8	1-Hexanesulfonamide, N,N’-[phosphinicob

034454-97-2	1-Butanesulfonamide, 1,1,2,2,3,3,4,4,4-	066008-67-1	2-Propenoic acid, 2-[methyl[(2,2,	067939-93-9	1-Heptanesulfonamide, N,N’-[phosphinico

034455-03-3	1-Hexanesulfonamide, N-ethyl-1,1,2,2,3	066008-68-2	2-Propenoic acid, 2-[[(2,2,3,3,4,4	067939-94-0	1-Heptanesulfonamide, N,N’,N”-[phosphine

034455-29-3	1-Propanaminium, N-(carboxymethyl)-N	066008-69-3	2-Propenoic acid, 2-[[(2,2,3,3,4,4	067939-95-1	1-Propanaminium, N,N,N-trimethyl-3-[[(non

036483-57-5	Tribromoneopentyl alcohol (TBNPA)	066008-70-6	2-Propenoic acid, 2-[methyl[(2,2,	067939-96-2	2-Propenoic acid, 2-methyl-, 2-[methyl[(pe

037211-05-5	Nickel chloride	066008-71-7	1-Propanaminium, N-(carboxyme	067939-97-3	1-Heptanesulfonamide, N,N’-[phosphinicot

037338-48-0	Poly[oxy(methyl-1,2-ethanediyl)], .alpha	066008-72-8	1-Propanaminium, N-(z-carboxye	067939-98-4	1-Heptanesulfonamide, N-ethyl-1,1,2,2,3,3

037853-59-1	Bis(tribromophenoxy)ethane (HBPE)	066441-23-4	Fenoxaprop ethyl	067940-02-7	1-Heptanesulfonamide, N-[3-(dimethylamin

037894-46-5	6-(2-chloroethyl)-6(2-methoxyethoxy)-2	066741-65-9	Tribromopheynyl allyl ether (TBF	067969-65-7	1-Hexanesulfonamide, N-ethyl-1,1,2,2,3,3,

038850-52-1	1-Propanaminium, 3-[(carboxymethyl)[(t	067485-29-4	Hydramethylnon	068081-83-4	Carbamic acid, (4-methyl-1,3-phenylene)b

038850-60-1	1-Propanesulfonic acid, 3-[[3-(dimethyla	067584-48-9	1-Hexanesulfonamide, 1,1,2,2,3,	068084-62-8	2-Propenoic acid, 2-[methyl[(pentadecafluc

039156-41-7	2,4-Diaminoanisole sulfate	067584-49-0	1-Heptanesulfonamide, 1,1,2,2,3	068156-00-3	Cyclohexanesulfonyl fluoride, nonafluorobi

039300-45-3	Dinocap	067584-50-3	1-Heptanesulfonamide, N-ethyl-1	068156-06-9	Cyclohexanesulfonyl fluoride, decafluoro(p

041291-34-3	Ethylene bis(dibromonorboranedicarbox	067584-51-4	Glycine, N-ethyl-N-[(nonafluorobt	068156-07-0	Cyclohexanesulfonic acid, decafluoro(triflu

043121-43-3	Triadimefon	067584-52-5	Glycine, N-ethyl-N-[(undecafluorc	068187-47-3	1-Propanesulfonic acid, 2-methyl-, 2-[[1-ox

048077-95-8	2-Propenoic acid, 2-[[(3,3,4,4,5,5,6,6,7,7	067584-53-6	Glycine, N-ethyl-N-[(tridecafluoro	068227-87-2	2-Propenoic acid, 2-methyl-, 2-[ethyl[(hept

049859-70-3	2-Propenoic acid, 2-[methyl[(3,3,4,4,5,5,	067584-54-7	1-Heptanesulfonamide, N-[3-(dim	068227-94-1	2-Propenoic acid, 2-[[(heptadecafluoroocty

050471-44-8	3-(3,5-Dichlorophenyl)-5-ethenyl-5-met	067584-55-8	2-Propenoic acid, 2-[methyl[(non	068227-96-3	2-Propenoic acid, butyl ester, telomer with

050471-44-8	Vinclozolin	067584-56-9	2-Propenoic acid, 2-[methyl[(und	068227-97-4	2-Propenoic acid, 4-[methyl[(pentadecafluc

050598-28-2	1-Hexanesulfonamide, N-[3-(dimethylam	067584-57-0	2-Propenoic acid, 2-[methyl[(tride	068227-98-5	2-Propenoic acid, 4-[methyl[(tridecafluorol

050598-29-3	1-Octanesulfonamide, 1,1,2,2,3,3,4,4,5,	067584-58-1	1-Propanaminium, N,N,N-trimeth	068227-99-6	2-Propenoic acid, 4-[methyl[(undecafluoro

051032-47-4	Benzenesulfonic acid, [[[(heptadecafluor	067584-59-2	2-Propenoic acid, 2-methyl-, 2-[m	068228-00-2	2-Propenoic acid, ethyl ester, polymer with

051338-27-3	Diclofop methyl	067584-60-5	2-Propenoic acid, 2-methyl-, 2-[m	068239-72-5	1-Pentanesulfonamide,1,2,2,3,3,4,4,5,5

051594-55-9,	(R)-1-chloro-2,3-epoxypropane	067584-61-6	2-Propenoic acid, 2-methyl-. 2-[m	068239-73-6	1-Octanesulfonamide, 1 1,2,2,3,3,4,4,5,5,6

052032-20-9	Poly(oxy-1,2-ethanediyl), .alpha.-[[[(hept	067584-62-7	Glycine, N-ethyl-N-[(pentadecaflt	068239-74-7	1-Hexanesulfonamide, 1 1,2,2,3,3,4,4,5,5,

052033-76-6	Phenylhydrazinium sulphate (2:1)	067584-63-8	Glycine, N-ethyl-N-[(nonafluorob	068239-75-8	1-Heptanesulfonamide, N-ethyl-1,1,2,2,3,3

052166-82-2	1-Propanaminium, N,N,N-trimethyl-3-[[(t	067906-38-1	2-Propenoic acid, 2-methyl-, 4-[m	068259-06-3	1-Nonanesulfonyl fluoride, 1,1,2,2,3,3,4,4,

052550-45-5	Poly(oxy-1,2-ethanediyl), .alpha.-[2-[[(he	067906-39-2	2-Propenoic acid, 2-methyl-, 4-[m	068259-07-4	1-Heptanesulfonic acid,1,2,2,3,3,4,4,5,5

052652-59-2	Lead stearate	067906-40-5	2-Propenoic acid, 2-methyl-, 4-[m	068259-08-5	1-Hexanesulfonic acid,1,2,2,3,3,4,4,5,5,

053518-00-6	1-Propanaminium, N,N,N-trimethyl-3-[[(r	067906-41-6	1-Heptanesulfonamide, N-ethyl-1	068259-09-6	1-Pentanesulfonic acid,1,2,2,3,3,4,4,5,5

ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Number: 12MAZ00153B002	Issue: C
Date: 02 Aug 2007	Page 10 of 13

Table 3: Freescale Alert Substances List (Continued)

CAS	Name	CAS	Name	CAS	Name
068259-10-9	1-Butanesulfonic acid, 1,1,2,2,3,3,4,4,4-	068555-81-7	1-Propanaminium, N,N,N-trimethyl-3-[[(pent	070225-26-2	1-Propanaminium, 3-[[(heptadecafluorooc

068259-12-1	1-Nonanesulfonic acid, 1,1,2,2,3,3,4,4,5	068568-54-7	Benzoic acid, 2,3,4,5-tetrachloro-6-[[[3-[[(no	070248-52-1	1-Propanaminium, N,N,N-trimethyl-3-Rtri

068259-14-3	1-Heptanesulfonamide, 1,1,2,2,3,3,4,4,5	068568-77-4	2-Propenoic acid, 2-methyl-, 2-[ethyl[(heptai	070657-70-4	2-Methoxypropyl acetate

068259-15-4	1-Hexanesulfonamide, 1,1,2,2,3,3,4,4,5	068608-13-9	Sulfonamides, C4-8-alkane, perfluoro, Nett	070776-36-2	2-Propenoic acid, 2-methyl-, octadecyl est

068259-38-1	Poly[oxy(methyl-1,2-ethanediyl)], .alpha	068758-55-4	2-Propenoic acid, 2-[methyl[(2,2,3,3,4,4,5,5	070900-40-2	2-Propenoic acid, 2-methyl-, 2-[[[[5-[[[4-[[(

068259-39-2	Poly[oxy(methyl-1,2-ethanediyl)], .alpha	068758-56-5	2-Propenoic acid, 2-[methyl[(2,2,3,3,4,4,5,5	071342-77-3	TBBA carbonate oligomer

068298-06-6	2-Propenoic acid, 2-[ethyl[(undecafluorc	068758-57-6	1-Tetradecanesulfonyl chloride, 3,3,4,4,5,5,	071463-74-6	1-Octanesulfonic acid, 1,1,2,2,3,3,4,4,5,5,

068298-07-7	1-Butanesulfonamide, 1,1,2,2,3,3,4,4,4-	068784-73-6	2-Propenoic acid, 2-methyl-, 2-[methyl[(.gar	071463-78-0	Phosphonic acid, [3-[ethyl[(heptadecafluor

068298-08-8	1-Pentanesulfonamide, 1,1,2,2,3,3,4,4,E	068797-76-2	2-Propenoic acid, 2-methyl-, 2-ethylhexyl es	071463-79-1	Phosphonic acid, [3-[ethyl[(pentadecafluor

068298-09-9	1-Hexanesulfonamide, 1,1,2,2,3,3,4,4,5	068815-72-5	Benzoic acid, 2,3,4,5-tetrachloro-6-[[[3-[[(triC	071463-80-4	Phosphonic acid, [3-[ethyl[(heptadecafluor

068298-10-2	1-Heptanesulfonamide, 1,1,2,2,3,3,4,4,E	068877-32-7	2-Propenoic acid, 2-methyl-, 2-[ethylKheptat	071463-81-5	Phosphonic acid, [3-[ethyl[(pentadecafluor

068298-11-3	1-Propanaminium, 3-[[(heptadecafluoroc	068891-97-4	Chromium, diaquatetrachloro[.mu.-[N-ethyl-	071487-20-2	2-Propenoic acid, 2-methyl-, methyl ester,

068298-12-4	1-Butanesulfonamide, 1,1,2,2,3,3,4,4,4-	068891-98-5	Chromium, diaquatetrachloropnu.-[N-ethyl-	072276-05-2	2-Propenoic acid, 2-[[(3,3,4,4,5,5,6,6,7,7,

068298-13-5	1-Pentanesulfonamide, 1,1,2,2,3,3,4,4,E	068891-99-6	Chromium, diaquatetrachloro[.mu.-[N-ethyl-	072276-06-3	2-Propenoic acid, 2-[methyl[(3,3,4,4,5,5,6,

068298-60-2	2-Propenoic acid, 2-[butyl[(pentadecaflu	068900-97-0	Chromium, diaquatetrachloro[snu4N-ethyl-	072276-07-4	2-Propenoic acid, 2-[methyl[(3,3,4,4,5,5,6,

068298-78-2	2-Propenoic acid, 2-methyl-, 2-[[[[5-[[[2-[	068957-31-3	Glycine, N-ethyl-N-[(undecafluoropentyl)sulf	072276-08-5	2-Propenoic acid, 2-[methyl[(3,3,4,4,5,5,6,

068298-79-3	Poly(oxy-1,2-ethanediyl), ,alpha.-[2-[eth	068957-32-4	Glycine, N-ethyl-Nitridecafluorohexyl)sulfo	072480-32-1	2-Propenoic acid, 2-(methylamino)ethyl e

068298-80-6	Poly(oxy-1,2-ethanediyl), .alpha.[2-[eth	068957-33-5	Glycine, N-ethyl-N-[(nonafluorobutyl)sulfony	072785-08-1	1-Propanesulfonic acid, 3-[[3-(dimethylami

068298-81-7	Poly(oxy-1,2-ethanediyl), .alpha.-[2-[eth	068957-53-9	Glycine, N-ethyl-N-[(tridecafluorohexyl)sulfo	073018-93-6	2-Propenoic acid, 2-methyl-, 2-ethylhexyl

068298-89-5	1-Heptanesulfonamide, 1,1,2,2,3,3,4,4,E	068957-54-0	Glycine, N-ethyl-N-Kpentadecafluoroheptyl):	073019-19-9	Benzamide, 4-[[4-R[2-[[(heptadecafluoro 1,3-

068299-19-4	Benzenesulfonic acid, Enonafluorobuty	068957-55-1	1-Propanaminium, N,N,N-trimethyl-3-[[(und(	073019-20-2	Benzenedicarboxamide, N3-[2-[[(hept.

068299-20-7	Benzenesulfonic acid, [[[(undecafluoropi	068957-57-3	1-Propanaminium, N,N,N-trimethyl-3-[[(undc	073019-28-0	2-Propenoic acid, 2-[[(heptadecafluorooc

068299-21-8	Benzenesulfonic acid, [[[(tridecafluorohE	068957-58-4	1-Propanaminium, N,N,N-trimethyl-3-[[(tride	073038-33-2	2-Propenoic acid, 2-[[(heptadecafluorooc

068299-29-6	Benzenesulfonic acid, ar-[[[(pentadecafl	068957-59-5	1-Butanesulfonamide, N-[3-(dimethylamino)	073275-59-9	2-Propenoic acid, 2-[[(heptadecafluorooc

068299-39-8	2-Propenoic acid, 2-methyl-, 4-[[(heptad	068957-60-8	1-Pentanesulfonamide, N-[3-(dimethylaminc	073772-33-5	1-Hexanesulfonamide, N-[3-(dimethylamin

068310-02-1	1-Heptanesulfonamide, N-butyl-1,1,2,2,:	068957-61-9	1-Hexanesulfonamide, N-[3-(dimethylamino	073772-34-6	1-Hexanesulfonamide, N-[3-(dimethylamin

068310-17-8	Poly[oxy(methyl-1,2-ethanediyl)], .alpha	068957-62-0	1-Heptanesulfon am ide, N-ethyl-1,1,2,2,3,3,,	077402-03-0	methyl acrylamidomethoxyacetate (contai

068310-18-9	Poly[oxy(methyl-1,2-ethanediyl)], .alpha	068957-63-1	Glycine, N-ethyl-N-[(pentadecafluoroheptyl)	077402-05-2	methyl acrylamidoglycolate (containing ?.

068310-75-8	1-Propanaminium, 3-[[(heptadecafluoroc	068958-60-1	Poly(oxy-1,2-ethanediyl), .alpha.-[2-[ethyl[(p	080387-97-9	2-ethylhexyl 3,5-bis(1,1-dimethylethyl)-4-

068318-34-3	Cyclohexanesulfonyl fluoride, decafluorc	068988-52-3	2-Propenoic acid, 2-methyl-, C4-8-alkyl este	085136-74-9	6-hydroxy-1-(3-isopropoxypropyl)-4-meth

068318-36-5	1-Propanaminium, 3-[(carboxymethyl)[(t	068988-534	2-Propenoic acid, 2-methyl-, C4-18-alkyl es’	085509-19-9	Flusilazole

068391-09-3	Sulfonic acids, C6-12-alkane, perfluoro,	068988-54-5	2-Propenoic acid, 2-methyl-, C7-8-alkyl este	088671-89-0	Myclobutanil

068541-01-5	Benzoic acid, 2,3,4,5-tetrachloro-6-[[[3-[	068988-55-6	2-Propenoic acid, 2-methyl-, C7-18-alkyl es	095590-48-0	2-Propenoic acid, 2-methyl-, 3-(trimethoxy

068541-02-6	Benzoic acid, 2,3,4,5-tetrachloro-6-[[[3-[	069409-94-5	N-(2-Chloro-4-(trifluoromethyl)phenyl)-DL-v	P-88-2106	TBBA-diglycidyl ether (epoxy oligomer)

068555-68-0	Glycine, N-ethyl-N-[(nonafluorobutyl)sull	069409-94-5	Fluvalinate	N/A	Antimony Compounds

068555-69-1	Glycine, N-ethyl-N-[(undecafluoropentyl’	069806-50-4	Fluazifop butyl	N/A	Arsenic Compounds

068555-70-4	Glycine, N-ethyl-N-[(tridecafluorohexyl)s	069882-11-7	Poly(dibromophenylene oxide) (PDBPO)	N/A	Beryllium Compounds

068555-71-5	Glycine, N-ethyl-N-Dentadecafluorohep	070225-14-8	1-Octanesulfonic acid, 1,1,2,2,3,3,4,4,5,5,6,	N/A	Chromium Compounds

068555-72-6	1-Pentanesulfonamide, N-ethyl-1,1,2,2,	070225-14-8	1-Octanesulfonic acid, 1,1,2,2,3,3,4,4,5,5,6,	N/A	Inorganic Cyanide Compounds

068555-73-7	1-Heptanesulfonamide, N-ethyl-1,1,2,2,	070225-15-9	1-Heptanesulfonic acid, 1,1,2,2,3,3,4,4,5,5,E	N/A	Lead Compounds

068555-74-8	1-Pentanesulfonamide, 1,1,2,2,3,3,4,4,5	070225-16-0	1-Hexanesulfonic acid, 1,1,2,2,3,3,4,4,5,5,6	N/A	Nickel Compounds

068555-75-9	1-Hexanesulfonamide, 1,1,2,2,3,3,4,4,5	070225-17-1	1-Pentanesulfonic acid, 1,1,2,2,3,3,4,4,5,5,f	N/A	Selenium Compounds

068555-76-0	1-Heptanesuffonam de, 1,1,2,2,3,3,4,4,E	070225-18-2	1-Butanesulfonic acid, 1,1,2,2,3,3,4,4,4-non	N/A	Thallium Compounds

068555-77-1	1-Butanesulfonamide, N-[3-(dimethylam	070225-20-6	1-Propanaminium, N,N,N-trimethyl-3-[[(pent	N/A

068555-78-2	1-Pentanesulfon amide, N-[3-(dimethylar	070225-22-8	1-Propanamini um, N,N,N-trimethyl-3-[[(none	N/A

068555-79-3	Glycine, N-ethyl-N-Rundecafluoropentyl)	070225-24-0	1-Propanaminium, N,N,N-trimethyl-3-[[(unde	N/A

4.	Does the compound or any constituent have an Occupational Exposure Limit (OEL) (i.e. TLV, PEL. REL, etc.)? If so, please list constituent(s), weight percent, and OEL data.

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Number: 12MAZ00153B002	Issue: C
Date: 02 Aug 2007	Page 11 of 13

5.	Is there data indicating that the compound or any constituent at any concentration is a reproductive hazard? If so, please list constituent(s), weight percent, and reproductive hazard data.

6.	Does the compound or any of its constituents have an established LD50 and/or LC50? If so, please list constituent(s), weight percent, and LD50 and/or LC50 value.

7.	Are all components listed on the Toxic Substance Control Act (TSCA) inventory of existing chemical substances?

8.	If not listed on TSCA inventory, are the unlisted components exempt? What kind of exemption?

9.	What is the Volatile Organic Compound (VOC) content of this material?

10.	Does this chemical contain any EPA-listed Hazardous Air Pollutant (HAP) constituents listed in Table 4 below (including chemicals which fall into a listed category)? If so, please list constituent and weight percent.

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Number: 12MAZ00153B002	Issue: C
Date: 02 Aug 2007	Page 12 of 13

Table 4: EPA-Listed HAPs

CAS	Name
50-00-0	Formaldehyde

51-28-5	2,4-Dinitrophenol

51-79-6	Ethyl carbamate

53-96-3	2-Acetylaminofluorene

56-23-5	Carbon tetrachloride

56-38-2	Parathion

57-14-7	1,1-Dimethylhydrazine

57-57-8	Beta-Propiolactone

57-74-9	Chlordane

59-89-2	N-Nitrosomorpholine

60-11-7	4-Dimethylaminoazobenzene

60-34-4	Methylhydrazine

60-35-5	Acetamide

62-53-3	Aniline

62-73-7	Dichlorvos

62-75-9	N-Nitrosodimethylamine

63-25-2	Carbaryl

64-67-5	Diethyl sulfate

67-56-1	Methanol

67-66-3	Chloroform

67-72-1	Hexachloroethane

68-12-2	N,N-Dimethylformamide

71-43-2	Benzene (including benzene from gasoline)

71-55-6	Methyl chloroform

72-43-5	Methoxychlor

72-55-9	1,1-dichloro-2.2-bis(p-chlorophenyl) ethylene

74-83-9	Methyl bromide

74-87-3	Methyl chloride

74-88-4	Methyl iodide

75-00-3	Ethyl chloride

75-01-4	Vinyl chloride

75-05-8	Acetonitrile

75-07-0	Acetaldehyde

75-09-2	Methylene chloride

75-15-0	Carbon disulfide

75-21-8	Ethylene oxide

75-25-2	Bromoform

75-34-3	Ethylidene dichloride

75-35-4	Vinylidene chloride

75-44-5	Phosgene

75-55-8	1,2-Propylenimine

75-56-9	Propylene oxide

76-44-8	Heptachlor

77-47-4	Flexachlorocyclopentadiene

77-78-1	Dimethyl sulfate

78-59-1	Isophorone

78-87-5	Propylene dichloride

78-93-3	Methyl ethyl ketone

79-00-5	1,1,2-Trichloroethane

CAS	Name
79-01-6	Trichloroethylene

79-06-1	Acrylamide

79-10-7	Acrylic acid

79-11-8	Chloroacetic acid

79-34-5	1,1,2,2-Tetrachloroethane

79-44-7	Dimethylcarbamoyl chloride

79-46-9	2-Nitropropane

80-62-6	Methyl methacrylate

82-68-8	Pentachloronitrobenzene

84-74-2	Dibutyl phthalate

85-44-9	Phthalic anhydride

87-68-3	Hexachlorobutadiene

87-86-5	Pentachlorophenol

88-06-2	2,4,6-Trichlorophenol

90-04-0	o-Anisidine

91-20-3	Naphthalene

91-22-5	Quinoline

91-94-1	3,3’-Dichlorobenzidine

92-52-4	Biphenyl

92-67-1	4-Aminobiphenyl

92-87-5	Benzidine

92 93 3	4-Nitrobiphenyl

95-47-6	o-Xylene

95-48-7	o-Cresol

95-53-4	o-Toluidine

95-80-7	Toluene-2,4-diamine

95-95-4	2,4,5-Trichlorophenol

96-09-3	Styrene oxide

96-12-8	1,2-Dibromo-3-chloropropane

96-45-7	Ethylene thiourea

98-07-7	Benzothichloride

98-82-8	Cumene

98-86-2	Acetophenone

98-95-3	Nitrobenzene

100-02-7	4-Nitrophenol

100-41-4	Ethylbenzene

100-42-5	Styrene

100-44-7	Benzyl chloride

101-14-4	4,4’-Methylenebis(2-chloroaniline)

101-68-8	4,4’-Methylenediphenyl diisocyanate

101-77-9	4,4’-Methylenedianiline

106-42-3	p-Xylene

106-44-5	p-Cresol

106-46-7	1,4-Dichlorobenzene

106-50-3	p-Phenylenediamine

106-51-4	Quinone

106-88-7	1,2-Epoxybutane

106-89-8	Epichlorohydrin

106-93-4	Ethylene dibromide

CAS	Name
106-99-0	1,3-Butadiene

107-02-8	Acrolein

107-05-1	Allyl chloride

107-06-2	Ethylene dichloride

107-13-1	Acrylonitrile

107-21-1	Ethylene glycol

107-30-2	Chloromethyl methyl ether

108-05-4	Vinyl acetate

108-10-1	Methyl isobutyl ketone

108-31-6	Maleic anhydride

108-38-3	m-Xylene

108-39-4	m-Cresol

108-88-3	Toluene

108-90-7	Chlorobenzene

108-95-2	Phenol

110-54-3	Hexane

111-42-2	Diethanolamine

111-44-4	Dichloroethyl ether

114-26-1	Propoxur

117-81-7	Bis(2-ethylhexyl)phthalate

118-74-1	Hexachlorobenzene

119-90-4	3,3’-Dimethoxybenzidine

119-93-7	3,3’-Dimethylbenzidine

120-80-9	Catechol

120-82-1	1,2,4-Trichlorobenzene

121-14-2	2,4-Dinitrotoluene

121-44-8	Triethylamine

121-69-7	N,N-Dimethylaniline

122-66-7	1,2-Diphenylhydrazine

123-31-9	Hydroquinone

123-38-6	Propionaldehyde

123-91-1	1,4-Dioxane

126-99-8	Chloroprene

127-18-4	Tetrachloroethylene

131-11-3	Dimethyl phthalate

132-64-9	Dibenzofuran

133-06-2	Captan

133-90-4	Chloramben

140-88-5	Ethyl acrylate

151-56-4	Ethyleneimine

156-62-7	Calcium cyanamide

302-01-2	Hydrazine

334-88-3	Diazomethane

463-58-1	Carbonyl sulfide

510-15-6	Chlorobenzilate

532-27-4	2-Chloroacetophenone

540-84-1	2,2,4-Trimethylpentane

542-75-6	1,3-Dichloropropene

542-88-1	Bis(chloromethyl) ether

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Number: 12MAZ00153B002	Issue: C
Date: 02 Aug 2007	Page 13 of 13

Table 4: EPA-Listed HAPs (continued)

CAS	Name
584-84-9	2,4-Toluene diisocyanate

593-60-2	Vinyl bromide

624-83-9	Methyl isocyanate

680-31-9	Hexamethylphosphoramide

684-93-5	N-Nitroso-N-methylurea

822-06-0	Hexamethylene diisocyanate

1120-71-4	1,3-Propane sultone

1319-77-3	Cresol/Cresylic acid (mixed isomers)

1330-20-7	Xylenes (mixed isomers)

1332-21-4	Asbestos

1336-36-3	Polychlorinated biphenyls (Aroclors)

1582-09-8	Trifluralin

1634-04-4	Methyl tert-butyl ether

1746-01-6	2,3,7,8-Tetrachlorodibenzo-p-dioxin

7550-45-0	Titanium tetrachloride

7647-01-0	Hydrogen Chloride

7664-39-3	Hydrogen fluoride

7723-14-0	Phosphorus

7782-50-5	Chlorine

7803-51-2	Phosphine

8001-35-2	Toxaphene (chlorinated camphene)

CAS	Name
N/A	2,4-Dichlorophenoxyacetic Acid (including salts and esters)

N/A	4,6-Dinitro-o-cresol (including salts)

N/A	1,2,3,4,5,6-Hexachlorocyclohexane (all stereo isomers)

N/A	Antimony Compounds

N/A	Arsenic Compounds (inorganic including arsine)

N/A	Beryllium Compounds

N/A	Cadmium Compounds

N/A	Chromium Compounds

N/A	Cobalt Compounds

N/A	Coke Oven Emissions

N/A	Cyanide Compounds

N/A	Glycol ethers

N/A	Lead Compounds

N/A	Manganese Compounds

N/A	Mercury Compounds

N/A	Fine mineral fibers

N/A	Nickel Compounds

N/A	Polycyclic Organic Matter

N/A	Radionuclides (including radon)

N/A	Selenium Compounds

11.	Please list any known or suspected chemical incompatibilities for waste disposal.

12.	Please list any constituent present which falls into any of the following physical and health hazard categories listed in Table 5 below:

Table 5: Physical and Health Hazard Categories

Category	Constituent	Concentration (wt %)
Flammable

Corrosive

Pyrophoric

Toxic

Highly Toxic

Water Reactive

Combustible

Oxidizer

Unstable

Certified by:

Name:	Title:	Phone:
Company:	Date:

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EHS WORK INSTRUCTIONS

TITLE	DOCUMENT NUMBER 12MAZ00195B
Site General EHS Requirements	ISSUE D	DATE 14 Feb 08	PAGE 1 OF 25

1.0 PURPOSE

The purpose of this specification is to describe the procedures/requirement used to promote Environmental, Health and Safety practices in all areas of the site. The topics covered are indexed below:

2.0 SCOPE

This document applies to all personnel at the Freescale Semiconductor Tempe & Chandler sites including visitors, suppliers, and contractors.

Freescale Internal Use Only

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Document Number: 12MAZ00195B	Issue: D

3.0 DOCUMENT INFORMATION

3.1 Reference Documents

Document Number	Document Title
12MAZ00118B (68ASA66118B)	Pollution Prevention System
12MAZ00119B (68ASA66119B	Hazardous Materials System
12MAZ00125B (68ASA66125B)	EHS Training System
12MAZ00126B (68ASA66126B)	Contractors System
12MAZ00153B (68ASA66153B	Equipment Sign-off & Approval
12MAZ00159B (68ASA66159B)	Reporting of Accidents
12MAZ00168B (68ASA66168B)	Personal Protective Equipment
12MAZ00169B (68ASA66169B)	Emergency Eyewash & Safety Shower
12MAZ00171B (68ASA66171B)	Power Operated Industrial Trucks
12MAZ00173B (68ASA66173B)	Machine Guarding
12MAZ00174B (68ASA66174B)	Energy Control(Lockout/Tagout)
12MAZ00180B (68ASA66125B)	Electrical Safety Program
12MAZ00181B (68ASA66181B)	Hoisting Equipment Requirements
12MAZ00196B (68ASA66196B)	Minimum PPE Requirements (Chandler site only)
12MAZ00215B (68ASA66215B)	Hazard Communication Program
12MAZ00217B (68ASA66217B)	Respiratory Protection
12MAZ00218B (68ASA66218B)	Ionizing Radiation Safety
12MAZ00220B (68ASA66220B)	Ergonomics
12MAZ00221B (68ASA66221B)	Laser Safety
12MAZ00319B (68ASA66319B)	Chemical Pre-Acquisition Approval Procedure
NA	EHS Management System Documentation http://compass.freescale.net/go/152716432
NA	EHS Material Safety Data Sheet (MSDS) http://msds.freescaie.net/

(Note: Documents in parenthesizes indicate previous document number)

3.2 Document Classification

This document is classified as “FREESCALE INTERNAL USE ONLY”. The information disclosed herein is the property of Freescale. Freescale reserves all proprietary, design, manufacturing, reproduction, use, and sales rights thereto, and to any article or process utilizing such information, except to the extent that rights are expressly granted to others.

3.3 Acronyms, Definitions & Terms

Acronym	Description
ANSI	American National Standards Institute
APCI	Air Products and Chemical Inc.
CDM	Chemical Distribution Module
DI	De-ionized
DMS	Document Management System

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Document Number: 12MAZ00195B	Issue: D

Acronym	Description
ECS	Emergency Control Station
EHS	Environmental, Health and Safety
ERT	Emergency Response Team
Haz Com	Hazardous Communication
IPA	Isopropyl Alcohol
LOTO	Lockout/Tagout
LSM	Lower Support Module
LSO	Laser Safety Officer
MERT	Medical Emergency Response Team
MSDS	Material Safety Data Sheet
OHN	Occupational Health Nurse
OHR	Occupational Health Resources
OSHA	Occupational Safety & Health Administration
PPE	Personal Protective Equipment
RSO	Radiation Safety Officer
TGM	Toxic Gas Monitoring

Definitions & Terms	Description
APCI	Partner that supplies chemical management services to the operations
ERT	Emergency Response Team (ERT) comprised of volunteers from the site who respond to emergencies
ECS	Emergency Control Service
LSO	Qualified professional who has the authority to monitor and enforce the control of lasers. The LSO has been trained in accordance with ANSI guidelines
MERT	Medical Emergency Response Team (MERT) comprised of volunteers from the site who respond to medical emergencies under the direction of OHR
RSO	Qualified personnel who is trained in radiation regulations and able to recognize, evaluate and control potential exposures to radiation in the workplace

4.0 EQUIPMENT AND MATERIAL

None

5.0 PROCEDURE

5.1 General Responsibilities

5.1.1	Each employee must receive the applicable training to cover the activities to be performed onsite. Refer to control document # 12MAZ00125B, EHS Training. Minimum training requirements include:

•	Hazard Communication for awareness on chemically related hazards

•	Evacuation Procedures for instructions on reporting emergencies and how to evacuate

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Document Number: 12MAZ00195B	Issue: D

The training must be documented with the site’s training department.

5.1.2	Each employee must understand and follow the EHS instructions when performing specific jobs as outlined in the process specifications and EHS requirements. This includes knowing the hazards and environmental impacts associated with the process or operation being performed, and what personal protective equipment is necessary to ensure the safety and health of the employee doing the work. Contact EHS with any questions.

5.1.3	Each employee shall NOT work on equipment unless the individual has received the appropriate tool/process specific and EHS related training to do so, or is under the supervision of someone who has received appropriate training.

5.1.4	Any employee should take prompt corrective action whenever unsafe conditions/behaviors or environmental concerns are noted in his/her area of responsibility. Contact the EHS safe-line at xSAFE (x7233), ECS at x2600 or your supervisor if unable to resolve the condition.

5.1.5	An employee that is injured at work must report the injury to OHR and should notify their direct supervisor. If necessary, call ECS at x2600 and medical assistance will be sent to the injured employee. The supervisor will be contacted concerning the investigation of the incident and completion of an accident investigation report. Refer to control document # 12MAZ00159B, Reporting of Accidents.

(return to index)

5.2 General Emergency Response and Evacuation Procedures

5.2.1	Each site has an emergency response plan that is designed to facilitate the immediate evacuation of employees. Refer to your site’s emergency evacuation instructions located within the “Emergency Preparedness” link on the regional EHS webpage (http://azehs.freescale.net/)

5.2.2	Responsibilities of all Freescale employees:

•	Each employee must be familiar with the following:

•	Evacuation procedures for your area

•	Evacuation exits routes from your work area

•	Assembly areas for your department/group

Notify your supervisor/manager if you are unsure about these topics

•	When leaving your work area: always notify someone. Individual whereabouts must be known in the event of an emergency evacuation

•	Each employee is expected to evacuate to his or her designated area in a calm and orderly manner

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Document Number: 12MAZ00195B	Issue: D

•	When a Freescale employee has a visitor, vendor/supplier or contractor (under their direct supervision/control) on site, the employee is responsible for the safe evacuation and assembly of that individual

5.2.3	Common types of emergency responses: medical, fire/smoke, chemical / gas detection, power failure

5.2.4	Emergency Notification

•	Contact ECS at X 2600

•	Report the following information:

•	Type of emergency (medical, fire/smoke, chemical/gas detection, or power failure, or other)

•	Exact location and equipment involved

•	Any injuries or exposures

•	Your name, job function, and extension

•	Type of assistance needed

5.2.5	Emergency Alarm Response Procedures:

•	For additional evacuation guidelines and information, go to Evacuation Plan

•	Fire Alarm (Tempe Site): audible and visual alarm

•	Evacuate building immediately through nearest outside exit. Fab personnel DO NOT stop to remove cleanroom garments.

•	All personnel assemble in designated Evacuation Staging Areas Visitors/Vendors/Suppliers will assemble at the appropriate group sponsor’s area

•	Once evacuated, fab personnel can remove cleanroom boots, suits and hoods as necessary. Place in designated collection bin or a central collection point.

•	The supervisor(s) present in each assembly area will identify any missing personnel and report the names of those missing persons to Security or ERT

•	Escalate any medical or personal emergencies to your supervisor or a senior person in the area so help can be obtained.

•	Stay at your assembly area until the all clear is given, or are instructed to relocate, by EHS, ERT or Security personnel

•	Fire Alarm (Chandler Site): WHITE strobe and audible alarm

•	Evacuate building immediately through nearest outside exit. Fab personnel DO NOT stop to remove cleanroom garments.

•	All personnel assemble in designated Evacuation Staging Areas

•	Visitors/Vendors/Suppliers will assemble at the appropriate group sponsor’s area

•	Once evacuated, fab personnel can remove cleanroom boots, suits and hoods as necessary. Place in designated collection bin or a central collection point.

•	The supervisor(s) present in each assembly area will identify any missing personnel and report the names of those missing persons to Security or ERT

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Document Number: 12MAZ00195B	Issue: D

•	Escalate any medical or personal emergencies to your supervisor or a senior person in the area so help can be obtained.

•	Stay at your assembly area until the all clear is given or are instructed to relocate

•	Chandler Fab only: A senior person or supervisor at South Fab Staging area will determine with ERT staff a safe passage to North Parking Lot Staging area if necessary. A senior person will lead South Fab Staging area personnel to North Parking lot Staging area. If a safe passage cannot be determined, South Fab Staging area personnel will remain at the location

•	Toxic Gas Detections

For (CS-1 Fab): audible and visual alarm

•	Evacuate building immediately through nearest outside exit. Fab personnel DO NOT stop to remove cleanroom garments.

•	All personnel assemble in designated Evacuation Staging Areas Visitors/Vendors/Suppliers will assemble at the appropriate group sponsor’s area

•	Once evacuated, fab personnel can remove cleanroom boots, suits and hoods as necessary. Place in designated collection bin or a central collection point.

•	The supervisor(s) present in each assembly area will identify any missing personnel and report the names of those missing persons to Security or ERT

•	Escalate any medical or personal emergencies to your supervisor or a senior person in the area so help can be obtained.

•	Stay at your assembly area until the all clear is given, or are instructed to relocate, by EHS, ERT or Security personnel

For Chandler Fab Only:

•	Local YELLOW strobe, no audible alarms

•	Leave the immediate bay, but it is not necessary to evacuate the factory

•	Notify shift coordinator or group leader immediately

•	ECS will activate Gas Detection Team (GDT) and ERT to investigate

•	Fab wide RED strobe and audible alarm

•	Evacuate building immediately through nearest outside exit. Fab personnel DO NOT stop to remove cleanroom garments.

•	All personnel assemble in designated Evacuation Staging Areas

•	Visitors/Vendors/Suppliers will assemble at the appropriate group sponsor’s area

•	Once evacuated, remove cleanroom boots, suits and hoods as necessary. Place in designated collection bin or a central collection point

•	The supervisor(s) present in each assembly area will identify any missing personnel and report the names of those missing persons to Security or ERT

•	Escalate any medical or personal emergencies to your supervisor or a senior person in the area so help can be obtained

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Document Number: 12MAZ00195B	Issue: D

•	Stay at your assembly area until the all clear is given, or are instructed to relocate, by EHS, ERT or Security personnel

•	A senior person at South Fab Staging area will determine with ERT staff a safe passage to North Parking Lot Staging area. A senior person will lead South Fab Staging area personnel to North Parking lot Staging area. If a safe passage cannot be determined, South Fab Staging area personnel will remain at the location

•	After any evacuation, final re-entry will only occur after the following:

•	ERT incident commander or Site Safety personnel has verified that it is safe to re-enter, and the building has been cleared by EHS

•	ERT and/or Site Safety has briefed the Shift Management of the affected area as to what happened, the cause(s), containment and remediation action(s) and current conditions (restrictions if any, etc.).

•	Shift Management, with the help of ERT/EHS, has briefed area occupants as to what happened, the cause(s), containment and remediation action(s) and current condition (restrictions if any, etc.)

•	ERT and Site Safety will give approval to ECS to issue an “all clear” all call over the radio

•	For additional evacuation guidelines and information, go to Evacuation Plan

(return to index)

5.3 Emergency Response to Spills/Odors

5.3.1	General Rules

•	The potential for a spill and/or odor exists in a fab operation and DOES NOT necessarily indicate an emergency evacuation. Call ECS at x2600 or notify an area supervisor/group lead. If necessary, leave the area until the odor dissipates.

•	Report any health symptoms from a spill or odor to the area supervisor/group lead and to Occupational Health Resources (OHR).

5.3.2	For Small Chemical Spills (Less than one Gallon) Without Chemical Reaction or the Potential to Cause Employee Injury

•	The personnel responsible for the area/spill can clean-up small spills that DO NOT appear to cause any chemical reaction, irritation, or penetrate the cleanroom floor. Contact ECS at x2600 if assistance may be needed.

•	Use clean-up methods and materials that are appropriate for the type of spill (e.g. - acid, caustic, solvent, oxidizer). Always wear appropriate PPE to wipe up any chemical spills or splashes

•	Dispose of saturated clean up material in the appropriate collection container or separately bag it for disposal as hazardous waste. Ensure to label the bag.

ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Document Number: 12MAZ00195B	Issue: D

•	DO NOT use the Fab Level House Vacuum System to clean up any liquid material (i.e.: acid, solvent, or water) or potentially hazardous material/waste.

•	Contact ECS at X 2600 after the small spill is cleaned up. Report type of spill, approximate quantity, and the need to have the hazardous waste picked-up.

•	Notify area coordinator or group leader after clean up.

5.3.3	For Large Spills (Greater than 1 Gallon) that DOES NOT cause a Chemical Reaction or a Possible Employee Injury, Perform the Following:

•	Leave the immediate area and relocate to safe location.

•	Contact ECS using x2600. Report the following information:

•	Type of emergency

•	Exact location and equipment involved

•	Any injuries or exposures

•	Name, job function, and extension

•	ECS will contact ERT to investigate and determine corrective actions

•	Notify area coordinator or group leader

•	Inform other persons of the situation and instruct them to avoid the area

5.3.4	For Spills/Odor that Cause a Chemical Reaction or Possible Employee Injury, Perform the Following:

•	Leave affected area through perimeter or marked exits

•	Pull the nearest fire alarm pull box to evacuate building

•	Proceed to a safe location and contact ECS using x2600. Report the following information:

•	Type of emergency. If type of emergency is known: identify odor or spill and volume of spill

•	Exact location and equipment involved

•	Any injuries or exposures

•	Name, job function, and extension

•	ECS will contact the ERT to investigate and determine corrective actions

•	Notify area coordinator and group leader

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5.4 Personal Protective Equipment (PPE)

5.4.1	General Requirement

•	Refer to control documents # 12MAZ00168B, Personal Protective Equipment

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PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Document Number: 12MAZ00195B	Issue: D

•	Employees whose job duties require personal protective equipment must receive the appropriate training prior to begin the tasks. See your supervisor, training coordinator or the site EHS department for guidance.

•	The following lists examples of personal protective equipment:

•	Acid Gloves

•	Solvent Gloves

•	Face Shield

•	Acid Gown and Apron

•	Flame resistant clothing

•	Head Protection

•	- Foot Protection (Footwear)

•	Respirators (as specified equipment, require approval from EHS).

•	Eye protection (appropriate specific to hazard and application, such as goggles for chemicals, laser eye wear)

•	Hearing Protection

•	Use only approved PPE that is dispensed through the stockroom. This has been reviewed by the EHS department.

•	Inspect all safety gear for rips, holes, or other visible damage prior to wearing. Never use defective safety equipment

•	As appropriate, wipe down safety gear with DI water and a cleanroom wipe before storage

•	Dispose of acid/solvent gloves in the appropriate trash container when task has been completed or at the end of each shift. If the gloves become damaged, dispose of immediately

•	When available, consult the specification of the task being performed for the correct chemical safety gear to be worn.

5.4.2	Head Protection

•	The use of hardhats should be assessed when there is a risk of falling material from overhead, bump hazards while walking/working, or in construction zones. Some areas (e.g. subfab, construction areas) have mandatory hardhat requirements. Notify your supervisor/manager or the site EHS department when a risk is identified.

5.4.3	Eye Protection

•	Always wear approved safety eye protection in areas where eye risks are present, such as chemicals are used, mechanized equipment is operating, electrical arcing may occur or flying debris may occur. These areas include wafer fabs, test floors, labs, probe, machine shop areas, facilities support areas, chemical modules and construction zones.

ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Document Number: 12MAZ00195B	Issue: D

•	Safety glasses or eye protection can be removed when performing microscope inspection

•	Choose the type of safety approved eye protection that is required according to the task being performed:

•	Regular non-prescription safety glasses

•	High impart safety glasses

•	Prescription safety glasses meet appropriate ANSI Z87 rating

•	Face shields and safety glasses or goggles

•	Laser safety goggles (power and wavelength specific)

•	Splash proof chemical goggles

•	Contact lenses can be used with non-prescription safety glasses in all areas and around chemicals with appropriate PPE. Contact your supervisor or department manager for further guidance as some departments still prohibit the use of contacts.

5.4.4	Footwear

•	Close-toed shoes shall be worn in cleanroom areas and chemical handling areas.

•	Safety shoes must be worn by employees when there is a reasonable risk of injury that can be prevented by wearing safety shoes. Steel toe shoes may be needed for some activities, see your supervisor or the site EHS department for guidance.

•	These risk areas include:

•	Shipping and receiving docks

•	Truck and forklift operations

•	Facilities maintenance and shop areas

•	Handling of metal plates or other heavy objects

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5.5 Use of Respirators

5.5.1	General Requirements

•	Refer to control document # 12MAZ00217B, Respiratory Protection

•	Respiratory protection equipment includes air purifying respirators or air supplying respirators.

•	New types or styles of respirators must be reviewed and approved by the site EHS department before being put into use.

•	Before a respirator is used by an employee for the designated task:

•	The appropriate respirator must be determined by the site EHS department

•	The employee must:

•	be medically approved to wear the respirator by OHR

•	be enrolled in the Freescale Respiratory Protection Program

ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Document Number: 12MAZ00195B	Issue: D

•	receive documented training and fit-testing

•	remain clean shaven for wearing a respirator

•	The respirator is to be cleaned after each use and stored in a clean location.

•	Escalate any issues or equipment malfunctions to your supervisor, OHR and/or the site EHS department.

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5.6	Safety Showers and Eyewashes

5.6.1	General Requirement

•	Refer to control document # 12MAZ00169B, Emergency Eyewash & Safety Shower

•	Keep the eyewash bowl clean and free of debris. DO NOT put gloves, cleanroom wipes, or waste in showers and eyewashes

•	The eyewash bowl and water shall only be used for emergency chemical rinsing, not for any other purpose.

•	DO NOT adjust bypass water flow valve on safety showers and eyewash

•	Ensure the access to any eyewash and safety shower station is maintained at all times

5.6.2	Report defective showers and eye washes to Facilities Operations immediately, x3333 for Chandler and x3666 for Tempe

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5.7 Chemical Emergencies

5.7.1	If an Individual Has Chemical on the Skin, Perform the Following:

•	Immediately go to the nearest eye wash/shower, shout/call for assistance

•	Begin rinsing for 15 minutes:

•	Remove any contaminated clothing

•	For chemical in the eyes: hold the eyelids open, this is very important to ensure all areas are flushed. If the individual is wearing contact lenses, attempt to remove them AFTER flushing

•	Have someone call/radio for ECS to dispatch emergency personnel. If you are alone: shower first, then contact ECS. DO NOT leave location, wait for help and medical treatment

•	As needed, remove any watches, rings, or other objects to ensure the chemical is not trapped under objects on the skin

•	Continue rinsing until emergency personnel arrive

•	Report incident to OHR

5.7.2	If the individual is overwhelmed by chemical or smoke inhalation, perform the following:

•	Remove oneself or victim to fresh air if both are able to walk. Do not go into a contaminated area to pull an unconscious person out

•	Immediately call ECS at x2600 for emergency personnel

ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Document Number: 12MAZ00195B	Issue: D

•	Always seek medical attention after any chemical exposure. Identify the suspected chemical or cause to assist medical personnel in treatment

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5.8 Hazardous Chemical Management

5.8.1	General Requirements

•	Before bringing new chemicals on site, the chemical pre-acquisition process must be followed per control documents #12MAZ00319B, Chemical Pre-Acquisition Approval Procedure. Contact the site EHS department for guidance or questions.

•	Chemicals cannot be brought on site through the main employee building entrances. Chemicals shall be brought on/delivered to the site through the designated truck gates once approved by the EHS department.

•	Always wear appropriate PPE when handling chemicals and ensure an eyewash & shower is nearby

•	Use properly labeled and approved containers, contact the EHS department for guidance

•	Be familiar with emergency communication and emergency response procedures when working with chemicals

•	Refer to the Material Safety Data Sheet (MSDS) for detailed health safety information of individual chemicals or special mixtures (Approved MSDSs can be viewed electronically at: http://msds.freescale.net/. Hard copies are located at OHR for both sites and for Chandler only, a second copy is kept at ECS).

5.8.2	Transporting One-Gallon (or less) Container

•	Put on appropriate PPE prior to handling chemicals

•	Hand carry all one-gallon or less containers in an approved enclosure device to prevent dropping and spillage

•	Never carry two bottles of incompatible chemical types within the same enclosure or chemical cart (i.e.: oxidizers and solvents)

•	Use a designated chemical transportation cart for multiple containers

•	Never leave chemicals in transit unattended. Chemicals must be secured in a designated pass-thru or storage facility before leaving

•	Verify a clear path exists for a transportation route before moving chemicals.

5.8.3	Pouring Chemicals

•	Put on appropriate PPE prior to handling chemicals

•	Ensure local exhaust is available to remove hazardous vapors

•	Pour chemicals slowly and carefully to avoid splashing

•	When diluting, always add the concentrated chemical to water

ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Document Number: 12MAZ00195B	Issue: D

•	When pouring chemicals for cleaning and decontaminating purposes always calculate mixture first before starting the task

•	Wipe all residues and splashes off containers and work surfaces immediately

5.8.4	Storing Chemicals

•	Store chemicals only in designated and approved locations as established by the EHS department

•	Verify labeling indicates chemical name and hazard information

•	Never leave a chemical container unattended unless it is in the proper storage location.

•	All chemicals, unless otherwise specified, must be in an approved chemical cabinet

•	Always segregate chemicals according to classification (Solvents/Flammables, Oxidizers, and Corrosives)

•	Refer to control document 12MAZ00119B, Hazardous Materials System for additional information

5.8.5	Gas Cylinder Transport

•	Transporting gas cylinders can only be done using appropriate cylinder carts or transport devices designed for that purpose. The cylinder caps shall be in place when the cylinder is not in transport or storage.

•	ONLY approved and authorized personnel can transport gas cylinders on site

•	OHN/MERT/ERT can transport emergency Oxygen cylinders

•	Cylinders must always be properly secured during transport, storage and use

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ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Document Number: 12MAZ00195B	Issue: D

5.9 Use of IPA (Isopropyl Alcohol)

5.9.1	IPA Hazards

IPA is a class 1B flammable material. It is a fire hazard when exposed to heat, flame, ignition source or oxidizer. It is reactive with acids. Vapors are heavier than air and may travel a considerable distance to an ignition source and flash back. Vapor mixtures are explosive.

5.9.2	Requirements

•	Use the lowest concentration to do the job.

•	A maximum of 9% IPA is allowed for general equipment, lab and fab wipe down purposes as this concentration is not considered a flammable liquid. Use of higher concentrations requires special precautions determined by a Safety Engineer.

•	Pouring IPA shall be done in an exhausted solvent hood.

•	Employees pouring IPA shall wear an apron, safety glasses with side shields and chemical resistant gloves.

•	Pouring of concentration greater than 9% from one container to another shall be bonded and grounded.

•	Never pour IPA down acid drains or sewer. Use only drains approved and labeled as “Solvent Drains” or have waste IPA collected for disposal.

•	All IPA containers and waste cans must be approved and properly labeled as to the contents and its hazards (see section 5.10 for more information on chemical labeling).

•	IPA rags and wipes must be stored in closed containers and when spent, immediately disposed of using the metal step-down solvent waste collection containers. Do not allow discarded IPA to evaporate. (Improper disposal of IPA wipes can create a fire hazard and IPA is cross sensitive to several TGM points, which could cause a false fab evacuation). Keep the lid completely closed when not adding/removing materials

•	IPA must be stored in solvent storage cabinets when not in use.

•	IPA containers must never be stored with corrosives or oxidizers.

•	IPA containers must NOT be stored in acid cabinets or acid hoods.

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5.10 Chemical Labeling

5.11.1	All chemical containers (including squeeze bottles), and chemical storage cabinets must have a label to identify contents clearly in accordance with OSHA’s Hazard Communication Standard. Refer to control document #12MAZ00215B, Hazard Communication Program for additional information

5.11.2	Secure any unmarked container and contact your supervisor immediately for proper disposal. Never assume to know content of an unmarked container.

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ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Document Number: 12MAZ00195B	Issue: D

5.11 Hazardous Waste Management

5.11.1	For Empty Chemical Container Disposal Perform the Following:

•	Replace and tighten the cap after use

•	Return the empty container to the Empty Chemical Collection Station

•	Empty chemical bottles and jerricans may contain residual hazardous materials which may pose a risk to health, safety, and the environment and must be handled by trained hazardous materials handlers. Empty chemical containers must never be placed in general trash.

•	Refer to control document 12MAZ00119B, Hazardous Materials System for additional information

5.11.2	Hazardous Waste Disposal

•	Wipes used to clean up chemicals must be disposed of in an approved container, labeled with the exact words “Hazardous Waste” and a description of the nature of the waste such as “Acid Debris”, “Solvent Debris” or “Arsenic Debris”.

•	Ensure the lid to each container is completely closed in order to prevent evaporation and odors

•	Never leave hazardous waste products or used wipes unattended or in piles. Immediately place waste materials in a bag or waste container.

•	No unauthorized venting or release of specialty gases is permitted under any conditions

•	For large clean operations, ensure to properly label the waste bag. Personnel responsible for collection must appropriately identify the waste product with approved tags that indicates contact information, type of material and process type

•	Refer to control document 12MAZ00119B, Hazardous Materials System for additional information

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5.12 Contaminated Parts and Process Debris Handling/Collection

5.12.1	Scope

This section covers minimum requirements for handling of contaminated parts and process debris with out-gassing potential that could impact employee health and TGM alarm points. This situation is most commonly found during equipment maintenance activities when performing tool cleans, part replacement and vacuuming operations. This procedure addresses requirements for securing contaminated parts/process debris once removed from equipment and how it is to be prepared for collection by the site environmental waste handling personnel.

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PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Document Number: 12MAZ00195B	Issue: D

5.12.2	Procedure

•	Contaminated parts intended for disposal and process debris shall be handled as hazardous waste and be collected and processed by site waste handling personnel

•	Contaminated parts and process debris must be handled to prevent employee exposure and out-gassing

•	Before beginning maintenance, have on hand equipment for exhausting, capping, bagging, sealing and tagging contaminated parts and process debris

•	Follow maintenance procedures for appropriate PPE and LOTO

•	Know process gases monitored by TGM and the associate cross-sensitivities

•	When available use supplemental exhaust when performing maintenance

•	Once parts are disconnected immediately seal or cap all open ends and parts. It is not acceptable to use cleanroom gloves to seal openings. Blind flanges, specifically designed caps or cleanroom tape shall be used

•	Immediately bag parts/process debris using clear plastic bags, seal and label

•	All bagged waste parts/process debris must be labeled indicating tool number, date, generators name, department name and waste material inside bag. Waste labels are available from:

•	The EHS department

•	The CHD-Fab stockroom and/or north CDM waste collection area (Chandler site only)

•	When vacuum exhaust has the potential for emitting hazardous gas or causing interference on the TGM system, the vacuum cleaner exhaust shall be vented to a “safe location”. This can be done by venting vacuum exhaust into appropriate house exhaust duct system

•	Immediately remove bagged and tagged contaminated parts/process debris out of fab/lab. For waste pick-up:

•	Contact EHS

•	Stage the material at the LSM, an exhausted parts clean hood or the north CDM waste collection area (Chandler only)

•	Contaminated parts in needing of cleaning should be stored in an exhausted parts clean hood if there is a risk of off-gassing

•	If you suspect your activities could have caused the TGM alarms to activate, immediately contact your supervisor, ECS or the ERT

5.12.3	Maintenance & Storage

•	All portable vacuums shall be routinely maintained and filters/ bags shall be changed out in a parts clean hood. The vacuum filters and bags shall be bagged and tagged for collection.

•	Chemically contaminated and parts clean wipes shall be immediately placed in appropriate waste collection container or bagged, sealed and tagged for disposal. Contaminated wipes shall not be accumulated on tool or floor.

ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Document Number: 12MAZ00195B	Issue: D

5.12.4	Waste Collection Area

•	Waste will be collected on a scheduled basis, excluding weekends.

•	Materials found not to be properly bagged and labeled will be returned to the owning department for correction.

•	EHS department will provide waste labels in the collection area and maintain label availability.

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5.13 Manufacturing Equipment Sign-off

5.13.1	General Requirements

•	Any new, used, and relocated equipment must be reviewed by EHS Department prior to final placement. Equipment modifications or process changes may require the equipment to have another EHS sign-off. Refer to control document # 12MAZ00153B, Equipment Sign-off & Approval

•	Equipment being relocated/removed must pass the EHS equipment decontamination review prior to being moved. Refer to control document # 12MAZ00153B, Equipment Sign-off & Approval

•	Employees must not use any equipment that has not passed the equipment sign-off process.

5.13.2	The Three Levels Regarding Equipment Status Are as Follows:

•	New, used, or relocated equipment pending installation or completion

•	Label reads “CAUTION-DO NOT USE” (green neon label at front of equipment).

•	Equipment is not to be operated under any circumstances by Freescale employees or any contractor

•	Equipment installed and signed-off for engineering evaluation or qualification (this covers all facility services EXCEPT chemical and hazardous gases)

•	Special restrictions will be noted at the bottom of the label.

•	Label reads “CAUTION APPROVED FOR ENGINEERING EVALUATION” (Pink neon label placed over DO NOT USE label, all engineering signatures must be present).

•	Equipment operated by engineers, technicians and contractors

•	Engineering evaluation has been completed and equipment is ready for production use. Label reads “SAFETY INSPECTED AND APPROVED” (green label with white lettering)

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ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Document Number: 12MAZ00195B	Issue: D

5.14	Obstacles/Obstructions & Floor Tile Openings

5.14.1	General Requirements

•	DO NOT leave equipment or materials in the cleanroom aisles or exit pathways.

•	Keep all aisles clear from cords, lines, and air hoses that run along the floor to reduce tripping hazards

•	DO NOT store any items closer than 18” from the ceiling, fire sprinkler heads must remain unobstructed.

•	Keep the following areas clear of obstructions and easily accessible at all times:

•	All doors marked as “EXIT”

•	Fire Extinguishers

•	Fire Hose Stations

•	Pull Stations

•	Life Safety System Panels

•	Eyewash and Safety shower stations

•	Electrical Panels/Disconnects

5.14.2	Safety Requirements for Floor Tile Openings

•	All floor tile openings in cleanroom areas shall be barricaded with a secured, rigid handrail system, office area floor openings may use other effective methods.

•	If the adjacent floor tiles can shift, place bracing around the perimeter of the opening to prevent floor tile from shifting.

•	Notify affected bay/chase personnel of intended activities and hazards

•	Remove barricade and replace floor tile when job is completed, inspect for trip hazards.

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5.15 Lockout/Tagout (LOTO)

5.15.1	General Requirements

•	Employees who service and maintain facilities and equipment are required to comply with site LOTO requirement. Refer to control document #12MAZ001174B, Energy Control (Lockout/tagout)

•	Follow lockout/tagout procedures when servicing or maintaining equipment where unexpected energizing, start-up, or release of stored energy could cause injury. Only RED locks and appropriate tags shall be used for LOTO situations.

•	All personnel are required to comply with restrictions and limitations imposed upon them while equipment is down

•	After ensuring that no personnel are exposed, and as a check on having disconnected the energy sources, operate the push button or other normal operating controls to make certain the equipment will not operate. CAUTION: return operating control(s) to the “neutral” or “off” position after testing.

•	Examples of stored energy:

•	Electrical

•	Mechanical

•	Hydraulic

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PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Document Number: 12MAZ00195B	Issue: D

•	Steam

•	Thermal

•	Chemicals and Gases

•	Interlocks ARE NOT considered an acceptable isolation method for LOTO. See section 5.17, Machine Guarding

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5.16 Electrical Safety

5.16.1	General requirements

•	Refer to control document # 12MAZ00180B, Electrical Safety Program

•	Perform energized troubleshooting, maintenance or repair only when it is not practical to de-energize the equipment, section or module. Energized work requires two trained personnel.

•	Prior to performing energizing electrical troubleshooting, maintenance or repair, required training must be completed and documented. The individual shall then be authorized by their supervisor/manager to perform the needed tasks based on training, education, licensing, and experience.

•	Identify and use appropriate PPE, tools and instrumentation for the task based on exposure risk and current/voltages present.

•	Use appropriate barricading, flagging and signage around exposed energized points to alert any potentially affected individual that may work in or enter the area.

•	Replace covers or guarding over energized points when leaving the area unattended.

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5.17 Machine Guarding

5.17.1	General Requirements

•	Refer to control document # 12MAZ00173B, Machine Guarding

•	Guards are engineered to reduce the risk of exposure to mechanical, electrical and chemical hazards of equipment. Ensure that the temporary removal, alteration or bypassing of machine guarding controls is only performed under specific controlled circumstances for maintenance and set-up operations.

•	Guards may be removed during maintenance by personnel trained and authorized to do so. Safety precautions need to be taken to keep area personnel away from the exposed hazard. The guards must be replaced when either the equipment is left unattended or the equipment is returned to service.

•	When an interlocked guard needs to be bypassed for maintenance, the interlock must be reset before the equipment is returned to service. A tripped interlock is not acceptable to use as lock out, only approved lock out methods are to be used. Refer to section 5.15, Lockout/Tagout

•	Report any bypassed, defective or missing machine guards to your supervisor immediately. Take appropriate actions to mitigate the hazard.

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ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Document Number: 12MAZ00195B	Issue: D

5.18 Ionizing Radiation Safety

5.18.1	General Requirements

•	Refer to control document # 12MAZ00218B, Ionizing Radiation Safety

•	All personnel working with ionizing radiation equipment must be specifically trained for each piece of equipment

•	Ionizing Radiation safety requirements and a “Notice to Employees” are posted in a conspicuous location near the ionizing radiation producing system

•	Only qualified personnel are permitted to repair or modify radiation generating equipment

•	Safety interlocks cannot be bypassed unless authorized by the site’s Radiation Safety Officer (RSO) within the site EHS department

•	Radiation equipment must not be relocated, moved, or transferred unless authorized by the EHS Department

•	Notify EHS Department of any newly purchased or newly acquired Ionizing Radiation source to ensure proper certifications and State registration

•	In the event of a radiation emergency contact the ECS at x2600 or the RSO within the site EHS department.

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5.19 Laser Safety

5.19.1	General Requirements

•	Refer to control document # 12MAZ00221B, Laser Safety

•	Never look directly into a laser beam

•	Do NOT enter the laser room without proper eye protection when the laser warning lights are on

•	Ensure all lasers have the proper WARNING labels attached

•	The protective housing can be removed by trained personnel ONLY during maintenance activities

•	All personnel operating or maintaining equipment containing Class IIIB or IV lasers must attend Freescale Laser Safety Course accordingly

•	All personnel, who operate or maintain Class IIIB or IV lasers, must have a baseline laser eye exam before working with a laser. Contact the EHS Department Laser Safety Officer (LSO) for assistance

•	Proper laser safety protective eyewear must be worn during operation and/or maintenance of Class IIIB or Class IV lasers

•	Always use appropriate and approved laser barriers to control Class IIIb and IV laser access during laser service. During service of the laser, access to the controlled area must be limited to trained individuals

ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Document Number: 12MAZ00195B	Issue: D

•	Notify EHS Department of any newly purchased or newly acquired laser to ensure proper certifications and State registration

•	DO NOT remove or make modifications to any class laser system without prior notification to Laser Safety Officer

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5.20 Manual Material Handling & Ergonomics

5.20.1	General Requirement

•	The maximum weight allowed to be lifted by an individual unassisted is 35 lbs. from the floor to knuckle height, 30 lbs. from knuckle to shoulder height and 20 lbs. maximum for shoulder to arm reach height. (These weight limits are only recommendations and will vary accordingly with an individual’s capabilities.)

•	Bend knees, keep back straight, and then push upward with legs. This eliminates strain on the back or abdomen.

•	Learn and use the following rules of lifting:

•	Feet apart

•	Bend the knees

•	Keep the back straight

•	Lift with legs, not back

•	Keep the load close to body

•	Avoid twisting back while carrying a load

•	Step to move the load, never twist or lean

•	If it is necessary to lift or move an object that is too heavy or too bulky, ask for help

•	Use safety stools for the following:

•	Any time individuals reach above the head to operate equipment

•	Remove or place objects on shelves, cabinets etc

•	Step on the stool carefully, placing the full weight in the center of the stool

•	When handling heavy objects, involve at least two people, use a hoist and/or cart and use appropriate hand/foot protection. Refer to section 5.22, Hoisting Equipment.

5.20.2	Ergonomics

•	Refer to control document # 12MAZ00220B, Ergonomics

•	For concerns or questions about workstation set-up, repetitive motions, or having an ergonomic assessment performed, stop by the OHR office, visit Ergonomics section of the OHR webpage (AZ-OHR) or contact a staff member in the EHS department

•	Incorporate stretching and bending routines into your daily schedule to help prevent ergonomic injuries

•	Immediately report to OHR any aches, pains or stiffness that arise from performing tasks while at work.

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ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Document Number: 12MAZ00195B	Issue: D

5.21 Power Operated Industrial Trucks

General Requirements

•	Refer to control document # 12MAZ00171B, Power Operated Industrial Trucks

•	Prior to operating a PIT or forklift, the driver must have completed the required training and licensing process. Contact the site Safety department for guidance and to arrange for the licensing process once training has been completed.

•	The license will need to be renewed every three years through the Safety department.

•	Complete the safety checklist as required prior to operating the truck/forklift.

•	If a problem is encountered or the truck/forklift is in need of repair, tag the forklift out of service and contact your supervisor or the site EHS department.

•	Ensure that trucks being loaded/unloaded have been properly secured to prevent movement during the loading/unloading process.

•	Only use the designated charging stations established at various locations across the site. Specific areas have been established for maintenance, ensure that the truck/forklift is moved to that location before starting maintenance or repair.

•	When bringing a truck/forklift to the site, notify the site EHS department prior to it’s arrival. The truck/forklift can be operated once it has been reviewed and approved for operation.

(return to index)

5.22 Hoisting Equipment

General Requirements

•	Refer to control document # 12MAZ00181B, Hoisting Equipment Requirements

•	Ensure that each hoist is visually inspected using the required criteria prior to use to ensure the hoist is in good operating condition. Any noted deficiencies shall be assessed, and if needed, repaired prior to operation. Contact the site EHS department for guidance.

•	Associated slings, chains and such shall also be inspected prior to each use.

•	Only trained individuals shall operate a hoist.

•	Each hoist must have a load-rating label visible on the unit. Use the load-rating label to help ensure the lift will not exceed that load limit.

•	Review the hoist’s instructions manual for assistance on its operation.

•	Use appropriate PPE to protect the eyes, hands, feet and head.

•	Never place any part of one’s body under a lifted load.

•	For crane lifts, contact the EHS department prior to bringing the crane on site, so a review of the lift plan and crane certifications can be conducted.

(return to index)

5.23 Recycling Program

General Information

•	The recycled products include a number of different commodities, such as:

ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

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Document Number: 12MAZ00195B	Issue: D

- Paper products	- Cardboard boxes	- Aluminum products
- Soda cans	- Glass bottles	- Plastic materials
- Plastic bottles	- Copper wire/tubing	- Scrap metals
- Wood material	- Landscape trimmings	- Ferrous metals
- Fluorescent lamps	- Batteries	- Furniture
- Computers	- Monitors	- Silicon wafers
- Used targets	- Cooking oil

•	Your participation in preventing these commodities from entering the general trash receptacles is key to a successful recycling program. If you are unable to locate an appropriate recycling container, please contact the site’s EHS department.

•	Refer to control document 12MAZ00118B, Pollution Prevention System for additional information

(return to index)

5.24 Contractor Safety Program

General Requirements

•	Refer to control document # 12MAZ00126B, Contractors System

•	Non-Freescale or non-Motorola personnel that are on site to perform work are included in this program.

•	New companies wanting to perform work on a Freescale site must complete and submit a pre-qualification package to the site’s EHS department several weeks ahead of time to allow for processing of the request.

•	The contract personnel must attend the site’s EHS orientation program prior to conducting work on site. The need for an exception to this requirement needs to reviewed with a site EHS representative prior to initiating work.

•	The Freescale sponsor bringing the contractor onsite must ensure the contract personnel is aware of the EHS requirements at the site.

•	The Freescale sponsor needs to be aware of which contractor type (A or B) that the contract personnel is considered and the responsibilities each party takes on. Contact the site EHS department for assistance.

•	Type A: is a non-Freescale employee whose day-to-day activities are directed (i.e. details, means, methods and process by which the work objective is accomplished) by Freescale.

•	Type B: A non-Freescale employee hired for the purpose of a construction/installation project, the revision of existing sites or fulfilling maintenance service agreements. The term Type B Contractor shall include “subcontractors”. The Type B Contractor’s day-to-day activities are not directed by Freescale.

(return to index)

5.25 EHS Training Requirements

General Requirements

•	Refer to control document # 12MAZ00125B, EHS Training Requirements

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Document Number: 12MAZ00195B	Issue: D

•	Each employee and Type A contractor must work with Supervision to identify specific training requirements based on job responsibilities/tasks. These training requirements shall be listed in the employee’s individual training plan.

•	Each employee must receive the applicable training to cover the activities to be performed onsite. Minimum training requirements include:

•	Hazard Communication for awareness on chemically related hazards

•	Evacuation Procedures for instructions on reporting emergencies and how to evacuate

•	The training must be documented with the site’s training department.

•	Employees shall NOT work on equipment unless the individual has received the appropriate tool specific and safety related training to do so, and when necessary, shall work under the supervision of someone who has received appropriate training to become certified to perform this task alone.

•	When an employee’s job responsibilities change, the employee shall work with their supervision to address any additional training requirements. Update training plan as necessary.

•	When periodic refresher training is required, employees must complete the refresher training prior to the expiration date or risk being removed that specific program and restricted from performing those associated job functions.

•	For questions or guidance, please contact your organizations training coordinator or the site’s EHS department.

(return to index)

6.0 Records

No records are required by this document

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Document Number: 12MAZ00195B	Issue: D

REVISION SHEET

Revision Date	Description of Revision & Writer	WI Coord	Effectivity Date
O 02 Oct 02	New document written by Joy R. Jones	J Lund	02 Oct 02

A 23 Dec 03	Added sections 5.16 and 5.17 addressing Contaminated Parts & Process Debris Handling/Collection and Use of IPA. These sections were included based upon MOS 12 equipment maintenance group request. Changes made by J. Bucciarelli.	J. Lund	23 Dec 03

B 21 Jul 04	Added Freescale logo and removed reference to Motorola. Modified 5.4.4 to allow contact lenses and 5.8.2 for using eyewash with contact lenses in place. Changes made by T. Steeves.	J Lund	22 Jul 04

C 16 Dec 04	Added several environmentally related sections. Regrouped sections and made adjustments for document to be used by Tempe and Chandler. Changes made by T. Steeves.	J Lund	28 Feb 05

D 17 Dec 07	Removed WWCM references and updated document numbers to new method. Made several grammatical changes and removed duplicate sentences. Changed document number and reference documents from 68A’s to 12M’s. Added iCAP classification. Changes made by T. Steeves.	J. Lund	14 Feb 08

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Title: Refrigeration Equipment Service Form

NUMBER: 12MAZ00323B002	ISSUE E
Date: 01 Aug 2007	PAGE 1 OF 1

— EXTERNAL – FOR SERVICE CONDUCTED BY OUTSIDE SERVICE COMPANY

Date.

Company Name:

Address:

City:	State:	Zip Code:

Phone:

Fax:

Contact Person:

Technician Name:

Certification Level:	I	II	III	Universal

Certification ID#:

EPA Certification by:

Attach photocopy of both sides of technician’s EPA certification card to this form

Invoice or Purchase Order #:

Equipment Location:	Building/Room #	Other

Freescale Equipment ID#:

Appliance Type:

Model Number:

Serial Number:

Refrigerant Type:	R-12	R-22	R-134A	Other

Amount of Recovery/Disposal:

Amount of Replenished:

Leak Detect Method:	Electronic	Soap Bubbles	Other

Vacuum:	Inches	Microns

Voltage:

Description of Service Call (including leak detection result if applicable):

THIS FORM NEEDS TO BE FILLED OUT COMPLETELY AND TECHNICIAN MUST HAVE THE EPA CERTIFICATION CARD WITH HIM IN ORDER TO PERFORM WORK ON THE REFRIGERANT SIDE OF THE EQUIPMENT.

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Title: Refrigeration Accidental or Unintentional Release Form

NUMBER: 12MAZ00323B003	ISSUE E
Date: 01 Aug 2007	PAGE 1 OF 1

Technician Name.		Date:

Equipment Location:	Building/Room #	Other

Freescale Equipment ID#:

Refrigerant Type:	R-12	R-22	R-134A	Other

Leak Location:	Estimated Amount of Refrigerant Lost:

Description of event:

Why did the event occur?

What future precautions will be used to prevent this kind of event?

Who discovered the situation (Name, Employee Number)?

Who has been informed of the situation (Name, Employee Number)?

Signed:	Date:

THIS FORM NEEDS TO BE FILLED OUT COMPLETELY.

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TITLE:	DOCUMENT NUMBER: 12MAZ00323B
Refrigerant Management Program	ISSUE G	DATE 21 May 08	PAGE 1 OF 10

1.0	PURPOSE

To define procedures for minimizing ozone-depleting chemicals from being released into the environment.

2.0	SCOPE

This document applies to the Freescale Chandler and Tempe sites.

3.0	DOCUMENT INFORMATION

3.1	Reference Documents

Document Number	Document Title
12MAZ00123B (68ASA66123B)	Personal Safety System

12MAZ00124B (68ASA66124B)	Equipment Safety System

12MAZ00128B (68ASA66128B)	Non-Conformance and Corrective & Preventive Action

12MAZ00132B (68ASA66132B)	Regulatory and Operational Reporting

12MAZ00153B (68ASA66153B)	Equipment Sign Off & Approval

12MAZ00195B (68ASA66195B)	Site General EHS Requirements

12MAZ00319B (68ASA66319B)	Chemical Pre-Acquisition Approval Procedure

12MWS10510D	Records Management Procedure

(Note: Documents in parenthesizes indicate previous document number)

3.1.1	Referenced Forms

Form Number	Form Title
12MAZ00323B001	Refrigeration Equipment Service Form — Internal — For Service Conducted by Facilities Operations and Maintenance Group Personnel
12MAZ00323B002	Refrigerant Service Equipment Form — External— For Service Conducted by Outside Service Company
12MAZ00323B003	Refrigerant Accidental or Unintentional Release Form
12MAZ00323B 04	Refrigerant Cylinder Log Sheet

3.1.2	Other Related Documents

Document Number	Document Title
12MAZ00118B (68ASA66118B)	Pollution Prevention System
12MAZ00119B (68ASA66119B)	Hazardous Materials System

Freescale Internal Use Only

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Document Number: 12MAZ00323B	Issue: G

3.1.3	Drivers

Driver Description
40CFR§82: Protection of Stratospheric Ozone
Clean Air Act Title VI — Stratospheric Ozone Protection

3.2	General Environmental, Health and Safety Requirements

For general Environmental, Health and Safety (EHS) requirements, please refer to control document #12MAZ00195B, Site General EHS Requirements

3.3	Document Classification

This document is classified as “FREESCALE INTERNAL USE ONLY”. The information disclosed herein is the property of Freescale. Freescale reserves all proprietary, design, manufacturing, reproduction, use, and sales rights thereto, and to any article or process utilizing such information, except to the extent that rights are expressly granted to others.

3.4	Acronyms, Definitions & Terms

Acronym	Description
CFC	Chlorofluorocarbon

CFR	Code of Federal Regulations

D 4S	Document Management System

DOT	Department of Transportation

EHS	Environmental, Health and Safety

EPA	Environmental Protection Agency

HCFC	Hydrochlorofluorocarbon

HFC	Hydrofluorocarbon

SRM	Site Refrigerant Manager

Definitions & Terms	Description
Certified Refrigerant Technician	Any employee of Freescale or of a Service Company with a valid appropriate certification for Refrigerant Transition and Recovery Certification that meets the requirements in 40CFR 82.

EHS Management	EHS Manager and management staff

EHS Program/System Champion	EHS professional responsible for an EHS program

Facilities Engineering	Facilities organization responsible for engineering, planning, and project management for the site

Facilities Operations and Maintenance Department	Facilities organization responsible for operation and maintenance functions for the site

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Document Number: 12MAZ00323B	Issue: G

Definitions & Terms	Description
Refrigerant	For the purpose of this document, the word refrigerant includes any substance consisting in part or whole of a CFC, HCFC, and HFC that is used for heat transfer purposes and provides a cooling effect.

Refrigeration Equipment	Chillers, closed loop units on process equipment, window air conditioners, and/or any other refrigerant system that EHS and the refrigeration equipment owner agree on

Refrigeration Equipment Owner	The organization that owns or has the responsibility in operating the refrigeration equipment or units installed on site

Service Company	Any company with a valid appropriate certification that service refrigeration equipment owned by Freescale

Site Refrigerant Manager	Freescale employee assigned to manage refrigerant use on site

4.0	PROCEDURE

Available scientific evidence indicates that ozone depleting compounds, when released into the environment, initiate chemical reaction in the upper atmosphere which contributes to the deterioration of the earth’s protective ozone layer, thereby posing a long term threat to human health and the environment. EPA Clean Air Act prohibits venting of ozone depletion compounds and requires the phase-out of production of some of these chemicals. In addition, Section 608 of the EPA Clean Air Act establishes other requirements to maximize recycling of ozone depleting compounds.

4.1	General Safety Guidelines

Who	What	When
Certified Refrigerant Technician

Responsible for complying with all applicable Freescale Safety standards and requirements. Refer to control document #12MAZ00123B, Personal Safety System, and control document #12MAZ00124B, Equipment Safety System

During each service
	Never refill refrigerant cylinders in excess of 80% of fluid capacity	As needed

	Never refill a disposal cylinder.	Never

	Responsible to secure cylinders when being transport	As needed

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Document Number: 12MAZ00323B	Issue: G

4.2	Refrigerant Management

Who	What	When
EHS Program/System Champion, and/or SRM	Responsible for reviewing the new refrigerants prior to coming on site. Refer to control document #12MAZ00319B, Chemical Pre-Acquisition Approval Procedure	As needed
	Responsible for maintaining and updating a Refrigeration Equipment Site Inventory	Annually

EHS Program/System Champion, Facilities Engineering, Refrigerant Equipment Owner	Responsible for evaluating the feasibility of converting to more friendly refrigerants and implementing retirement/replacement plan for refrigerants per EPA’s requirements	As needed

SRM, Refrigeration Equipment Owner	Responsible for ensuring that technicians working on refrigeration equipment are certified in accordance with 40CFR§82. File a copy of the certificate or ensure the certification information is on file.	As needed

Refrigeration Equipment Owner	Responsible for providing information to SRM necessary to update the Refrigeration Equipment Site Inventory	When requested
	Responsible for implementing preventive maintenance programs to ensure system integrity	Continually

	Responsible for keeping records of the preventive maintenance of their respective refrigeration equipment.	Continually

	Responsible for training and certification of its refrigerant technicians	As needed

	Responsible for notifying the Service Company and Freescale employees who are certified refrigerant technicians about their responsibilities addressed in this document	Prior to each service visit

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Document Number: 12MAZ00323B	Issue: G

Who	What	When
Refrigeration Equipment Owner (cont)	Responsible for having a refrigeration equipment service form filled out for each service that comes into contact with the refrigerant of the refrigeration equipment. Freescale provides the Refrigeration Equipment Service Form, #12MAZ00323B001 and/or #12MAZ00323B002 for services of refrigeration equipment. The refrigerant equipment owner will maintain the completed equipment service form(s) according to its recordkeeping requirements of maintenance records. Refer to the EHS web site: http://compass.freescale.net/go/form to obtain the applicable form. An alternative refrigeration equipment service form can be provided by the certified outside refrigeration equipment company with the information that meets the requirements in 40 CFR 82, and document the scope of the service and the equipment that is serviced.	After each service

	Responsible for having a Refrigerant Accidental or Unintentional Release Form, #12MAZ00323B003, filled out for any accidental or unintentional release of refrigerants into the atmosphere. Refer to the EHS web site: http://compass.freescale.net/go/form to obtain the form. The refrigerant equipment owner will maintain the completed form(s) according to its recordkeeping requirements of maintenance records. The use of the Refrigerant Accidental or Unintentional Release Form, #12MAZ00323B003, is optional for appliances containing less than 50 pounds as long as the information about the refrigerant release is kept in a refrigerant management database, refrigerant tracking spreadsheet, etc.	As needed

	When a leak is detected on a unit that contains more than 50 pounds of refrigerant, necessary repairs should be made as soon as possible after the leak is detected. As a general guideline, if the leak repair cannot be arranged or conducted after the leak is detected on the same day or next business day, notify the SRM for immediate assessment and leak rate calculation to determine a repair schedule according to the leak rate of the refrigerant equipment.	As needed, when the repair cannot be performed or planned immediately after the leak is detected

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Document Number: 12MAZ00323B	Issue: G

Who	What	When
Refrigeration Equipment Owner (cont)	Responsible for submitting a completed Refrigerant Accidental or Unintentional Release Form, #12MAZ00323B003, for refrigeration equipment that contains more than 50 pounds of refrigerant as well as the associated refrigeration equipment service form(s), Refrigeration Equipment Service Form, #12MAZ00323B001 and/or #12MAZ00323B002, to the SRM when refrigerant leak is detected and repaired. Refer to the EHS web site: http://compass.freescale.net/go/form to obtain the form. These forms are maintained as records stated in Section 5.1.	When refrigerant leak is detected and repaired

Certified Refrigerant Technicians	Responsible for using a certified recovery, recycling and/or transfer unit and/or vessel	As needed
	Responsible for proper recovery, recycling and/or transfer unit maintenance and repairs	As needed
	Must follow manufacturer and EPA’s guidelines for achieving the required recovery efficiency.	As needed during each service

Refrigeration Equipment Owner	Responsible for ensuring that recovery, recycling and/or transfer unit is serviced by certified technician(s)	During each service

	Responsible for compliance with all applicable safety standards for the operation of recovery, recycling and/or transfer unit and/or vessel	During each service
	Responsible for ensuring the maintenance of recovery, recycling and/or transfer unit, if applicable, at the site	As needed

Responsible for cleaning all refrigerant recovery, recycling and/or transfer unit. This includes all equipment directly supporting service work, such as:

•    Gauges

•    Hoses

•    Filter dryers

•    Vacuum pumps, and

Recovery, recycling and/or transfer unit

During each service
	Responsible for filling out the Refrigerant Cylinder Log Sheet, #12MAZ00323B004, when new refrigerant is purchased. Refer to the EHS web site: http://compass.freescale.net/go/form to obtain the form	As needed
	Responsible for maintaining and updating the Refrigerant Cylinder Log Sheets for existing cylinders in use as well as new cylinders added to the inventory on site.	Continually
	Responsible for submitting the refrigerant cylinder log sheet to the SRM after the cylinder is inactive or no longer on site.	As needed

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Document Number: 12MAZ00323B	Issue: G

Who	What	When
SRM	Responsible for notifying the EHS Program/System Champion of refrigerant releases to the atmosphere, and to work with the EHS Program/System Champion for reports to regulatory agencies, if required.	As soon as possible
	Responsible to escalate if the refrigeration equipment owner does not follow procedure. Refer to control document #12MAZ00128B, Non-conformance and Corrective & Preventive Action	As needed

EHS Management	Responsible for additional reporting, if required. Refer to control document #12MAZ00114B, Significant Incident Reporting	As soon as possible

4.3	Refrigerant and Oil Contamination

Who	What	When
Certified Refrigerant Technicians	Responsible for not mixing refrigerants	As needed
	Responsible for using a clean recovery, recycle and/or transfer unit or vessel for each refrigerant	As needed
	Responsible for properly labeling each recovery, recycle and/or transfer unit or vessel and refrigerant cylinder	As needed
	Responsible for capturing and labeling extra/contaminated oil or refrigerant from refrigeration equipment	As needed

Refrigeration Equipment Owner	Ensure the extra/contaminated oil or refrigerant from the refrigeration equipment is properly labeled for easy identification. Contact EHS Program/System Champion for proper disposal of the materials.	After each service visit

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Document Number: 12MAZ00323B	Issue: G

4.4	Decommissioning and Relocation of Refrigeration Equipment

Refer to control document # 12MAZ00153B, Equipment Sign Off & Approval for proper decommissioning and relocation procedures.

Who	What	When
Refrigeration Equipment Owner	Responsible for submitting a completed Equipment Decommissioning Plan to EHS and obtaining an Equipment Removal Tag. Refer to control document #12MAZ00153B, Equipment Sign Off & Approval	As needed
	Ensure a Certified Refrigerant Technician(s) is contacted to perform the task.	As needed
	Ensure that the Certified Refrigerant Technician is familiar with the requirements of this document.	As needed
	Ensure that equipment to be sold or reused has service valves to facilitate the removal of refrigerant.	As needed
	Ensure refrigerant and oil are properly recovered if the equipment is to be disposed of or salvaged.	As needed

Certified Refrigerant Technicians	Responsible for removing the refrigerant from the equipment and weighing the refrigerant that was recovered from the equipment. Evacuate refrigerant to level specified in 40CFR82.156.	As needed
	Responsible for signing the appropriate box on the Equipment Removal Tag	As needed
	Responsible for proper handling, collection, and labeling of refrigerant	As needed
	Responsible for updating the Refrigerant Cylinder Log Sheet when adding refrigerant recovered from the equipment to the on-site refrigerant-specific cylinder.	As needed

Responsible for filling out all applicable forms (Refrigeration Equipment Service Form, #12MAZ00323B001 and/or #12MAZ00323B002; Refrigerant Accidental or Unintentional Release Form, #12MAZ00323B003) and submit them to the refrigeration equipment owner. Refer to the EHS web site:

http://compass.freescale.net/go/form to obtain the applicable form

As needed

Refrigeration Equipment Owner	Ensure proper labeling and storage of refrigerant or oil from the refrigeration equipment	As needed
	Notify EHS Program/System Champion for proper storage and disposal requirements.	As needed
	Responsible for submitting the completed Equipment Decommissioning Checklist, #12MAZ00153B002, to EHS Program Champion. Refer to control document #12MAZ00153B, Equipment Sign Off & Approval.	As needed
SRM, EHS Program/System Champion	Responsible for ensuring the Equipment Decommissioning Checklist, #12MAZ00153B002, is completed and filed. Refer to control document #12MAZ00153B, Equipment Sign Off & Approval.	As needed

ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Document Number: 12MAZ00323B	Issue: G

5.0	RECORDS

5.1	Required Records

Paragraph	Record Description	Retention
4.2, 4.4	Refrigeration Equipment Service Form — Internal — For Service Conducted by Facilities Operations and Maintenance Group Personnel, #12MAZ00323B001 (for refrigeration equipment containing more than 50 pounds of refrigerant)	30 years

4.2, 4.4	Refrigeration Equipment Service Form — External — For Service Conducted by Outside Service Company, #12MAZ00323B002 (for refrigeration equipment containing more than 50 pounds of refrigerant)	30 years

4.2, 4.4	Refrigerant Accidental or Unintentional Release Form, #12MAZ00323B003 (for refrigeration equipment containing more than 50 pounds of refrigerant)	30 years

4.4	Equipment Decommissioning Checklist, #12MAZ00153B002.	Refer to control document # 12MAZ00153B, Equipment Sign Off & Approval, for retention requirements

4.2	Inactive Refrigerant Cylinder Log Sheet, #12MAZ00323B004	5 years

Refer to control document #12MWS10510D, Records Management Procedure which outlines the requirements for compliance with Records Management Policy SOP 4-15.

ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Document Number: 12MAZ00323B	Issue: G

REVISION SHEET

Revision Date	Description of Revision & Writer	Spec Coord	Effective Date
O 12 Apr 01	New document written by Elizabeth Betancourt.	RB	12 Apr 01

A 07 Jan 02	Added the responsibility of filling out and submitting the CFC/HCFC Accidental or Unintentional Release Form. Changes made by Elizabeth Betancourt	RB	07 Jan 02

B 20 Jun 02	Incorporated discharges of refrigerant to the atmosphere into the Refrigerant Accidental or Unintentional Release Form. Added forms numbers and titles to Section 3.1 and in all applicable sections. Changed the document and forms titles. Changes made by Elizabeth Betancourt	J. Lund	20 Jun 02

C 24 Sept 03	Implemented new format in sections 3.1’s and added sections 4.4.1 and 4.4.2 for equipment decommissioning land relocations. Changes made by Hsi-An Kwong	J. Lund	24 Sept 03

D 07 Dec 04	General updates to include both the Chandler and the Tempe sites. Changes also included company name change from Motorola to Freescale. Added the use of refrigerant cylinder log sheet as developed in an inactive document #68ASA66347B. Document also replaces Tempe 68ASA66597B. Revisions made by Hsi-An Kwong	J. Lund	31 Jan 05

E 04 Jun 07	General updates to revise responsibilities of the refrigerant equipment owner in Section 4.1, and recordkeeping requirements in Section 5.1. Added iCAP classification. Forms reviewed, no changes. Formal 24 month document review. Revision made by Hsi-An Kwong	J. Lund	15 Jun 07

F 01 Aug 07	Change document number and reference documents from 68A’s to 12M’s. No procedural changes made.	J. Lund	01 Aug 07

G 05 May 08	Provide clarification on recordkeeping of service forms of the refrigeration equipment owner in Section 4.2. Combine sections 4.4.1 and 4.4.2 into one common section. Revised Section 4.4 to integrate with existing EHS equipment sign-off and approval program. Revision made by Hsi-An Kwon	J. Lund	21 May 08

ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

TITLE:	DOCUMENT NUMBER: 12MAZ00153B
Equipment Sign-off and Approval	ISSUE H	DATE 21 May 08	PAGE 1 OF 12

1.0	PURPOSE

The purpose of this specification is to provide a uniform procedure that will ensure manufacturing process equipment that is placed into operations, removed or relocated is reviewed for compliance to EHS installation and decommissioning requirements. Additionally, this review and approval process includes specific tool modifications on existing tools and sign-off for chemical delivery systems as identified in this document.

2.0	SCOPE

This document applies to all process related equipment/tools to include front end, back end, point of use abatement, metrology, test and laboratory that can present an electrical, radiation, mechanical, environmental, fire, ventilation, ergonomic, or chemical hazard. In addition, this document applies to equipment that is connected to facility services such as house exhaust, waste drains, chemical feeds, toxic gas monitoring, fire protection, house air/vacuum systems and hard wired electrical systems. This document does not include Facility support equipment (Exception: Freon containing equipment being removed from site — see section 6.4). This document applies to Freescale Chandler and Tempe sites.

3.0	DOCUMENT INFORMATION

3.1	Reference Documents

Document Number	Document Title
12MAZ00195B (68ASA66195B)	Site General EHS Requirements
12MWS10510D	Records Management Procedure

(Note: Documents in parenthesizes indicate previous document number)

3.1.1	Referenced Forms

Document Number	Document Title
12MAZ00153B001	Equipment Decommissioning Plan
12MAZ00153B002	Equipment Decommissioning Checklist
None	New Equipment Installation and Process Change (Tempe)

3.1.2	Other Related Documents

Document Number	Document Title
12MAZ00118B (68ASA66118B)	Pollution Prevention System

Freescale Internal Use Only

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Document Number: 12MAZ00153B	Issue: H

Document Number	Document Title
12MAZ00119B (68ASA66119B)	Hazardous Materials System
12MAZ00123B (68ASA66123B)	Personal Safety System
12MAZ00124B (68ASA66124B)	Equipment Safety System
12MAZ00128B (68ASA66128B)	Non Conformance, Corrective and Preventative Action
12MAZ00157B (68ASA66157B)	Chemical Management Plan
12MAZ00163B (68ASA66163B)	Design Review
12MAZ00212B (68ASA66212B)	Chemical Exposure Assessment and Monitoring
12MAZ00213B (68ASA66213B)	Non-ionizing Radiation Energy
12MAZ00215B (68ASA66215B)	Hazard Communication
12MAZ00218B (68ASA66218B)	Ionizing Radiation Safety
12MAZ00221B (68ASA66221B)	Laser Safety
12MAZ00347B (68ASA66347B)	Refrigerant Equipment Preventive Maintenance and Repair
FSL-1	Tool Sign-off Application Guide.
FSL-3	Exhaust Ventilation
FSL-4	Hazardous Gas — Vaporized Liquid

3.1.3	Drivers

Drivers
SEMI S-2	Safety Guidelines for Semiconductor Manufacturing Equipment
49CFR171 - 178	Department of Transportation (DOT)
40CFR260 - 271	Resource Conservation & Recovery Act (RCRA)
29CFR1910	Occupational Health & Safety Administration (OSHA)

International Fire Code

3.2	General Environmental, Health and Safety Requirements

For general Environmental, Health and Safety (EHS) requirements refer to control document # 12MAZ00195B, Site General EHS Requirements.

3.3	Document Classification

This document is classified as “FREESCALE INTERNAL USE ONLY”. The information disclosed herein is the property of Freescale. Freescale reserves all proprietary, design, manufacturing, reproduction, use, and sales rights thereto, and to any article or process utilizing such information, except to the extent that rights are expressly granted to others.

3.4	Acronyms, Definitions & Terms

Acronym	Description
CAR(s)	Corrective Action Request(s)
CDM	Chemical Dispensing Module

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Document Number: 12MAZ00153B	Issue: H

Acronym	Description
DMS	Document Management System
EHS	Environmental, Health and Safety
RF	Radio Frequency
SEMI	Semiconductor Equipment and Material International
VMB	Valve Manifold Box

Definitions & Terms	Description
Chemical	Any solid, liquid, or gas that is, or has the potential to be, a physical or health hazard.

Chemical Delivery System	Any system or equipment that supplies, or stores liquid chemicals or gases including gas cabinets, chemical delivery units, tanks, drums, or other delivery systems that supply chemicals in bulk to process related equipment/tools.

Decommissioning	The entire process of removing equipment from service including decontamination, defacilitization and final disposition.

Decontamination	Removal of contamination source and/or chemical contaminants from equipment, facilities and infrastructure by cleaning it to prevent harm to human health or the environment.

Defacilitization	Removal of facilities including electrical, piping, drains, ductwork, support equipment and infrastructure.

EHS Professional	Individual(s) assigned to EHS activities and who by education and experience are qualified to make EHS decisions.

Equipment	Term used within this document intended to describe any process equipment/tool, research equipment/tool and/or support equipment that is directly or indirectly used towards the manufacture, research, and/or development of a finished or processed product.

Equipment Decommissioning Plan & Checklist	The detailed checklist is to be used by equipment owner and contractor as a guide and documentation, specifying the decommission process to include decontamination and removal procedures. Forms 12MAZ0015313001 and 12MAZ00153B002 will be used.

Facilities Engineering	Facilities organization responsible for engineering layout, planning and design.

Hazardous chemical	Means any chemical that is a physical hazard or a health hazard as defined in 29CFR1910.1200.

Idle Equipment	Equipment/tools that have been taken out of service or placed offline for an extended period (greater than 6 months) and uses, contains, comes in contact with a hazardous chemical, and/or connects to a facility exhaust, waste drain, toxic gas monitoring or fire protection systems and/or contains any ionizing or non-ionizing radiation source (i.e. laser, RF microwave, X-ray, etc.).

Process	Manufacturing operations and Research/Development activities that contribute to the development of a product.

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Document Number: 12MAZ00153B	Issue: H

Definitions & Terms	Description
Project Manager/Coordinator	Person overseeing/managing a project with manufacturing focus on design level issues.

Site Refrigerant Manager	Freescale employee assigned to manage refrigerant use on site.

Utility	Services supplied to equipment/tool for operation and/or processing. This includes pneumatic, hydraulic, electrical, wastewater discharge, exhaust discharge, chemical delivery/collection, toxic gas monitoring and fire suppression/annunciation.

4.0	EQUIPMENT AND MATERIAL

•	Equipment Sign-off “Equipment Off — Caution - Do Not Use” Sticker

•	Equipment Sign-off “Caution Approved for Engineering Evaluation” Sticker

•	Equipment Sign-off “EHS Inspected and Approved” Sticker

•	Equipment Sign-off “Equipment Removal Tag” Sticker

5.0	PROCEDURE

5.1	Manufacturing Equipment/Tool Installation Sign-off Procedure:

The review and approval sign-off team is made up of the principle parties involved in acquiring, designing and/or installing the equipment. This can include EHS representatives, project manager/coordinator, appropriate facilities engineering disciplines or facilities operations, equipment engineering and process engineering personnel.

Step	Description
1	Upon arrival of equipment for installation, the “Equipment-off Caution Do Not Use” sticker must be affixed at the equipment in a visible location by the project manager/coordinator. The top section of the sticker is to be completed by project manager/coordinator and signed by equipment engineer/owner.

2	Tool fit-up installation process can now begin. Construction activities for tool/equipment utility install can proceed.

3	When all utility installations in Level 1 Priority Utility Sign-off section of the “Equipment-off Caution Do Not Use” sticker are completed and ready for start-up, the project manager/coordinator will arrange with the affected facilities engineering discipline or facilities operation personnel for review, approval and sign-off of the utilities. Any significant issues found during review that could impact people or property must be addressed prior to utility approval. If facilities engineering or facilities operation personnel are satisfied with only minor punch list items to complete, they will then sign-off the Priority Utility Sign-off (Level 1 section) indicating the utilities they have approved for start-up. (Minor punch list items that are not safety related and will not interfere with the safe operation of the tool can be finished during the remaining equipment installation process.) Minor punch list items must be listed in entirety on the punch list form. (Each sac will follow established methodology for tracking punch list items.)

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Document Number: 12MAZ00153B	Issue: H

Step	Description
4	Prior to starting up equipment and using any utility, the EHS representative, equipment engineer, and project manager/coordinator shall inspect tool installation and agree that the punch list items as listed by the inspectors are not significant enough to prevent the startup of the tool and/or utility. If in agreement, all 3 will sign-off in Level 1 section and the PRIORITY UTILITY SIGN-OFF will be granted. The EHS representative will place a “Caution Approved for Engineering Evaluation” sticker over top of the “Equipment-off Caution Do Not Use” sticker listing the utilities that can be turned on and sign/date sticker. Under certain circumstances EHS representative can make a determination if final sign-off is possible and grant the final tool installation approval and provide the “EHS Inspected & Approved” sticker.

5	After the Priority Utility Sign-off sticker is granted and applied, the equipment engineer can now request activation of the identified utilities from Facilities and/or chemical management service. At this step of the process, the equipment maintenance or vendor can now begin verification of tool functionality (I.e. EPO circuits, exhaust interlocks, cabinet interlocks, wafer handling systems, etc.)

6	When a discipline’s area of responsibility has been finalized from an equipment installation basis, the representative of Facilities engineering or operation discipline representative will inspect all of the utilities related to their area of responsibility and sign off in the Level 2 section titled FACILITIES INSTALLATION COMPLETION of the “Equipment- off Caution Do Not Use” sticker. This level 2 section will also require the signoff of Factory Support at the Chandler site. This section shall be signed only after all items have been completed in each representative’s discipline — no open punch-list items.

7	Before any hazardous chemicals can be turned onto tool/equipment, the EHS representative, tool owner, and project manager/coordinator must review, approve and sign-off under the FACILITIES INSTALLATION COMPLETION level 2 section. The Level 2 section must have all applicable signatures prior to allowing hazardous chemicals to be used — exception is recognized inert gases.

8	After obtaining the Facilities Installation Completion sign-offs, the EHS representative will update tool utility status with a “Caution Approved for Engineering Evaluation” sticker listing all utilities that can now be used or place a “EHS Inspected & Approved” sticker on the equipment /tool. The tool owner is permitted to activate all utilities of the equipment/tool identified on the “Caution Approved for Engineering Evaluation” sticker or if issued “EHS Inspected & Approved” sticker tool can now be released for manufacturing use.

9	At this time, if applicable EHS surveys and tests are to be completed by the EHS department and equipment engineering punch list items finalized during this stage.

10	The FINAL TOOL COMPLETION AND EHS APPROVAL sign-off involves the tool owner/equipment engineer and EHS representative reviewing tool for open punch list items and ability to release tool to manufacturing. EHS representative then removes all existing stickers and punch list and installs an “EHS Inspected and Approved” sticker, thereby formally releasing the tool for manufacturing use.

11	Equipment-off Caution Do Not Use sticker, Caution Approved for Engineering Evaluation sticker, punch lists and completed checklists will be put into the tool install package that is kept by Facilities Project Management Group.

12	The EHS Equipment, Gas Cabinet & VMB checklists are available to assist during review of tool/equipment. Facility engineering checklists can be found on the Site Services website. Checklists are used as reference only.

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Document Number: 12MAZ00153B	Issue: H

5.2.1	Equipment Relocation Sign-off Requirement

When a piece of equipment/tool is relocated the “EHS Inspected & Approved” sticker becomes invalid (see section 6.0 Equipment Decommissioning and Relocation). The department that owns the equipment must initiate a new sign-off process. If the equipment to be relocated is located within the same bay/room discuss the equipment sign-off requirements with safety representative, environmental representative and facilities project manager/coordinator. The sign-off process may be modified depending on the scope of installation required.

5.2.2	Equipment Modification Sign-off Requirement

When a piece of equipment/tool is planned to be modified, the department that owns the equipment must review the modification with safety representative and environmental representative to determine if the modification activity triggers a new a sign-off process. The following is a listing of items definitely requiring sign-off process activation:

•	Change or addition to chemistry on the tool

•	Major equipment addition to the tool (i.e. chamber, generator, etc.)

•	Any Safety system hardware or software changes (i.e. EMO, interlocks, etc.) Change of exhaust system on the tool or support equipment

•	Change to Toxic Gas Monitoring (TGM) point or fire protection system Change of effluent into waste drain system

•	Addition of a new utility

5.4	Idled Equipment

Equipment/tools that have been taken out of service or offline for an extended period (greater than 6 months) shall require a limited review and approval prior to re-starting. Discuss with safety representative and environmental representative the equipment/tool review and sign-off requirements regarding these conditions.

5.5	Gas Cabinet, Chemical Dispense Modules & VMB General Sign-off Criteria

All chemical delivery systems must undergo equipment sign-off process prior to start-up of equipment. All appropriate utility disciplines shall participate in this process to include chemical management department, if applicable. The format for the sign-off shall be the same as in section 5.1 titled “Manufacturing Equipment/Tool Installation Sign-off Procedure” of this document.

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Document Number: 12MAZ00153B	Issue: H

6.0	EQUIPMENT DECOMMISSIONING AND RELOCATION:

This section defines the procedures for handling process related equipment/tools for relocation. A sign-off requirement for decontaminating and decommissioning of front end, back end, point of use abatement, metrology, test and laboratory process related equipment/tools guides this procedure to ensure applicable regulations are met. Included in this procedure are a review, approval and sign-off process that encompasses the safe and proper decontamination and notification for equipment/tool, support or ancillary equipment being decommissioned or relocated.

Included in the “Equipment Relocation” sign-off process are the following equipment/tool situations:

•	Relocation (for re-installation within same bay/room or within site boundaries)

•	Moved to storage/staging on site

•	Sent off-site (sold to another company, for refurbishment, repair or maintenance)

* * * Exception: this does not include parts clean operations and pump repairs—provided a written procedure has been developed regarding the safe handling/shipping of equipment with residual contamination)

And in addition, if the equipment/tool has any one of the following features:

•	Uses, contains, comes in contact with a hazardous chemical

•	Connects to a facility system such as house exhaust, waste drains, chemical feed, toxic gas monitoring, fire alarm and/or suppression, and house air/vacuum systems

•	Has hardwired electrical service

•	Contains any ionizing or non-ionizing radiation source (i.e. laser, RF microwave, X-ray, etc.).

* * * Transportation, safety and environmental regulations prohibit the improper transportation and disposal of hazardous materials. Thus contaminated equipment and support facilities must be decontaminated prior to removal. When sufficient decontamination is not attained or is unfeasible, equipment and/or support materials will be packaged, labeled, transported, and disposed of as regulated waste.

Additionally, state regulations govern radiation sources and they must be properly managed and inventoried when removed or relocated

Manufacturing, finance or receiving entity equipment disposition requirements for asset removal or transfer are not included in this document.

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Document Number: 12MAZ00153B	Issue: H

6.3	PROCEDURE

6.3.1	Equipment Decommissioning and Removal Responsibilities

Equipment Engineer/Owner Responsibilities:

Step	Description
1	Declare intent and initiate process to remove or relocate equipment. Enter service request for tool removal, if applicable. Obtain and complete the #12MAZ00153B001, Equipment Decommissioning Plan, prior to any decontamination or defacilitization activities.

2	Determine the steps for proper decontamination and defacilitization for the equipment. Complete the Equipment Decommissioning Plan with the assistance of the Facilities Department, EHS Department, and personnel who will be performing the decommissioning or relocation. Prior to any decontamination or defacilitization activities.

3	Obtain approval of the Equipment Decommissioning Plan from personnel specified on the form. Upon completion of the Equipment Decommissioning Plan.

4	Install Equipment Removal Tag sticker on equipment/tool to be removed. Upon completion of the Equipment Decommissioning Plan.

5	Affix the #12MAZ00153B002, Equipment Decommissioning Checklist to equipment. Prior to any decontamination or defacilitization activities.

6	Coordinate the physical equipment decontamination process with appropriate personnel as detailed in the Equipment Decommissioning Plan. Upon approval of the Equipment Decommissioning Plan and after the Equipment Removal Tag sticker and Equipment Decommissioning Checklist have been affixed to the equipment.

7	Communicate to Project Manager and EHS professional that equipment/tool decontamination process is complete. After equipment/tool is decontaminated and PRIOR to packaging for transport/move.

8	Have EHS professional inspect/signoff equipment/tool prior to defacilitization work beings to ensure adequate decontamination has been performed on tool. To be completed on all equipment/tools that contained liquid chemistry.

Project Manager/Coordinator responsibilities:

Step	Description
1	Provide a copy of Equipment Decommissioning Plan to contractors involved in the equipment/tool removal process and communicate hazards and requirements of work to be performed. Prior to any decontamination or defacilitization activities.

2	Ensure all applicable parties sign the Equipment Removal Tag sticker and Equipment Decommissioning Checklist. After equipment area of responsibility has been inspected/approved and PRIOR to packaging for transport/move.

3	Contact EHS for final sign-off and approval. After equipment is inspected/approved for decommissioning and PRIOR to packaging for transport/move.

4	Coordinate the completion of the equipment decommissioning and relocation process. After EHS professional issued the final approval and signed the Equipment Removal Tag sticker and Equipment Decommissioning Checklist.

EHS Professional responsibilities:

Step	Description
1	Review and approve the Equipment Decommissioning Plan. Upon return of the completed Equipment Decommissioning Plan.

2	Keep a copy of the Equipment Decommissioning Plan. Upon approval of the Equipment Decommissioning Plan.

3	Inspect and approve decontamination effectiveness on all tools containing liquid hazardous chemicals. Only for equipment/tools containing liquid hazardous chemicals.

4	Review tool and issue the final sign off on the Equipment Removal Tag sticker and Equipment Decommissioning Checklist. After equipment is inspected/approved for decommissioning and PRIOR to packaging for transport/move.

5	File copies of the completed Equipment Decommissioning Plan & Checklist in accordance with document 68ASA66128B EHS record document. Upon completion of Equipment Removal sign-off process.

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Document Number: 12MAZ00153B	Issue: H

Facilities Department, Equipment Engineer/Owner, Equipment Vendor, Equipment Maintenance or Freescale Contractor Personnel responsibilities:

Step	Description
1	Decommission tool according to Equipment Decommissioning Plan & Equipment Decommissioning Checklist. Review and approve the Equipment Decommissioning Plan. When decommissioning begins and throughout the decommissioning process.

2	Sign your name on the Equipment Removal Tag sticker and Equipment Decommissioning Checklist. Upon work completion.

Factory Support responsibilities:

Step	Description
1	Inspect tool area for any clean room integrity follow-up (I.e. laminar flow, lighting, particles and signage.

2	Sign your name on the Equipment Removal Tag sticker and Equipment Decommissioning Checklist. Upon work completion.

6.4	Facilities Operations Owned and Operated Refrigeration Equipment — Decommissioning and Relocation Requirements

This section applies to refrigeration equipment that is owned and/or operated by the site Facilities Operations Department. Refer to control document # 12MAZ00323B, Refrigeration Management Program, for additional general information.

Who	What	When
Refrigeration Equipment Owner	Responsible for submitting a completed Equipment Decommissioning Plan Form, #12MAZ00153B001 to EHS and obtaining an Equipment Removal Tag.	As needed
	Ensure a Certified Refrigerant Technician(s) is contacted to perform the task.	As needed
Certified Refrigerant Technicians	Responsible for signing the appropriate box on the Equipment Removal Tag	As needed
	Responsible for proper handling, collection, and labeling of refrigerant	As needed
	Responsible for filling out all applicable service forms (Refrigeration Equipment Service Form, #12MAZ00323B001 and/or #12MAZ00323B002;	As needed

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Document Number: 12MAZ00153B	Issue: H

Who	What	When
Refrigerant Accidental or Unintentional Release Form, #12MAZ00323B003, and/or Refrigerant Cylinder Log Sheet, #12MAZ00323B004). Refer to control document #12MAZ00323B, Refrigerant Management Program.
Refrigeration Equipment Owner	Ensure proper labeling and storage of refrigerant or oil from the refrigeration equipment	As needed
	Notify EHS Program/System Champion for proper storage and disposal requirements.	As needed
Site Refrigerant Manager & EHS Program/System Champion	Responsible for ensuring the Equipment Decommissioning Checklist, #12MAZ00153B002, is completed and filed. Refer to control document #12MAZ00153B, Equipment Sign Off & Approval.	As needed

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Document Number: 12MAZ00153B	Issue: H

7.0	RECORDS

7.1	Required Record

Paragraph	Record Description
5.1	“Equipment-off Caution Do Not Use’ Sticker
5.1	“Caution Approved for Engineering Evaluation” Sticker
5.1	Equipment/Tool Sign-Off Punch List
6.3	Equipment Decommissioning Plan
6.3	Equipment Decommissioning Checklist

“Equipment-off Caution Do Not Use” Sticker, “Caution Approved for Engineering Evaluation” Sticker, Equipment Sign-Off Punch Lists and completed checklists will be put into the tool install package that is kept by Facilities Project Management Group.

Equipment Decommissioning Plan and Equipment Decommissioning Checklist will be maintained by EHS professional.

Refer to control document #12MWS10510D, Records Management Procedure which outlines the requirements for compliance with Records Management Policy SOP 4-15.

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Document Number: 12MAZ00153B	Issue: H

REVISION SHEET

Revision Date	Description of Revision & Writer	Spec Coord	Effective Date
O 28 Jan 00	New document written by Troy McCuskey.	HD	05 Nov 99

A 24 Feb 00	Section 6.1, Required Records revised by Troy McCuskey	HD	24 Feb 00

B 08 Mar 01	Section 5.1 Steps 5, 8, 10, 12, 13, and section 6.1 revised by Troy McCuskey to reflect current practices.	HD	06 Oct 00

C 09 Mar 01	Section 3.1 revised - document title of reference document # 68ASA66157B changed. Revised by Hana Dostalova	HD	09 Mar 01

D 18 Sep 02	Added section 5.2 and 5.3. Revised by Joy Jones	J. Lund	18 Sep 02

E 14 Jun 05	This document replaces Tempe and Chandler documents 68ASA66334B, 68ASA66453B, and 68ASA66454B. Add EHS professional decontamination inspection for liquid chemistry. Integrated Chandler and Tempe document. Document revised by John Bucciarelli.	J Lund	19 Sep 05

F 29 Sep 05	Added “New Equipment Installation and Process Change” Work Aid to be used at the Tempe Site. No procedural changes made.	J. Lund	29 Sep 05

G 31 Oct 07	Incorporated Factory Support personnel into equipment signoff and decommissioning process. Changed document number and reference documents from 68A’s to 12M’s. Added iCAP classification. Minor procedural changes made. Updates submitted by J. Bucciarelli and D. Crider.	J. Lund	29 Nov 07

H 05 May 08	Added section 6.4 to include the refrigeration equipment owned and/or operated by Facilities Operations for decommissioning and relocation purposes. Added exception statement under Scope and included a definition of Site Refrigerant manager. Updated 12MAZ00153B002. Revised by H. Kwong and J. Bucciarelli	J. Lund	21 May 08

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TITLE:	DOCUMENT NUMBER: 12MAZ00106B
EHS Goals & Management Review	ISSUE H	DATE 07 Feb 08	PAGE 1 OF 9

1.0 PURPOSE

The purpose of this document is to define the procedures for establishing and maintaining the site’s EHS goals, to establish an EHS program management procedure for monitoring these EHS goals and the process of conducting Management Reviews.

2.0 SCOPE

This document applies to Research, Design and Manufacture of Semiconductors at the Freescale Tempe and Chandler sites.

3.0 DOCUMENT INFORMATION

3.1	Reference Documents

Document Number	Document Title
12MWS10510D	Records Management Procedure
12MAZ00102B (68ASA66102B)	EHS Risk Assessment
12MAZ00104B (68ASA66104B)	Regulatory and Other Requirements
12MAZ00107B (68ASA66107B)	Management of Change
12MAZ00113B (68ASA66113B)	EHS Communication, Awareness and Employee Participation
12MAZ00118B (68ASA66118B)	Pollution Prevention System
12MAZ00128B (68ASA66128B)	Non-Conformance and Corrective & Preventive Action
12MAZ00131B (68ASA66131B)	EHS Assessments
12MAZ00195B (68ASA66195B)	Site General EHS Requirements

(Note: Documents in parenthesizes indicate previous document number)

3.1.1	Referenced Forms

No forms are required by the document.

3.1.2	Other Related Documents

Document Number	Document Title
12MAZ00127B (68ASA66127B)	EHS Monitoring, Measurement & Calibration
12MAZ00132B (68ASA66132B)	Regulatory and Operational Reporting

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Document Number: 12MAZ00106B	Issue: H

3.1.3	Drivers

Driver Description
Arizona EHS Management System Plan 12MAZ00101B (68ASA66101B)
Corporate Environmental, Health and Safety Management Plan (A 1000)
ISO 14001 - International Standard, Environmental Management Systems

3.2	General Environmental, Health and Safety Requirements

For general Environmental, Health and Safety (EHS) requirements refer to control document # 12MAZ00195B, Site General EHS Requirements.

3.3	Document Classification

This document is classified as “FREESCALE INTERNAL USE ONLY’. The information disclosed herein is the property of Freescale. Freescale reserves all proprietary, design, manufacturing, reproduction, use, and sales rights thereto, and to any article or process utilizing such information, except to the extent that rights are expressly granted to others.

3.4	Acronyms, Definitions & Terms

Acronym	Description
DMS	Document Management System
EHS	Environmental, Health and Safety
OHR	Occupational Health Resources

Definitions & Terms	Description
EHS Management	EHS Manager and management staff
Management Team	Management team comprised of organizational managers capable of setting/defining organizational goals and priorities and allocation of resources to support those goals and objectives
EHS Staff	EHS Employees at the site, including the EHS Management

4.0	PROCEDURE

4.1	Inputs to Goal Setting Process and Selection of Goals

The table below represents the minimum set of input criteria for the EHS goal setting exercise. The process is led by the site’s EHS management. A flow chart of the process is depicted in Appendix A (Flow Chart of Goal Setting & Management Process).

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Document Number: 12MAZ00106B	Issue: H

Who	What	When
EHS Management

Ensure a system is implemented for managing the list of potential EHS goals by considering at a minimum the following sources, and as appropriate the applicability to the site:

•       Significant Environmental Aspects and Health and Safety Risks to determine highest priority risks (refer to control document # 12MAZ00102B, EHS Risk Assessment)

•       Results of the assessments of the EHS Management System and evaluation of compliance (refer to control document # 12MAZ00131B, EHS Assessments)

•       Changes in legal and other requirements with potential site impact (refer to control document # 12MAZ00104B, Regulatory and Other Requirements)

•       Changes /issues related to site’s operations (refer to control documents # 12MAZ00107B, Management of Change, and # 12MAZ00128B, Non-Conformance and Corrective & Preventative Action)

•       Technological options and financial, operational and business requirements with potential site impact

•       Identified pollution prevention opportunities (refer to control document # 12MAZ00118B, Pollution Prevention System)

•       Corporate EHS Strategic Agenda

•       Proposed Corporate EHS Goals

•       Comments from internal and external customers and other interested parties for EHS improvement, (refer to control document # 12MAZ00113B, EHS Communication, Awareness and Employee Participation)

•       Potential goals from previous year(s) that have been deferred

Initial stages of the goal setting process and when significant risks are identified.
	Prioritize this potential list based on significance and potential EHS impact	During annual goal setting process

EHS Staff	Escalate information to the EHS management that could be an input to the potential goal list or impact the current goal list	During annual goal setting process and as findings, changes or non conformances are identified.

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Document Number: 12MAZ00106B	Issue: H

4.1.2	Formalizing EHS Goals and Capital Planning

Once the EHS management has prioritized all potential EHS goals, the EHS management must determine which goals are potentially achievable given staffing & resource limitations. One “Improvement of Environmental Performance” goal per year (at minimum) will be adopted, refer to Corporate Environmental, Health and Safety Management Plan (A1000).

Who	What	When
EHS Management

Adopt or modify site EHS goals through the applicable following actions:

•       Review and prioritize capital related goals

•       Prepare or obtain costs estimates for high priority goals and submit to appropriate members of the site’s Management Team, where appropriate

•       From the prioritized funded capital and non-capital related goals; develop a prioritized list of adopted site goals

•       Ensure that the goals are consistent with the site EHS policy

•       Ensure that the goals are established at each relevant function and level of the operation, where appropriate

•       Ensure site’s management team feels adequate staffing & resources are available to achieve goals sponsored by their organization

•       Incorporate adopted site goals into the performance plans for each EHS department staff member members’ assigned responsibility and accountability for achieving EHS goals.

•       Ensure each goal includes designation of responsibility and accountability for achieving EHS goals, and the key milestones including, accountability and time-frame by which these are to be achieved.

During annual goal setting process
	Ensure the potential goal list, even those not adopted by the site for the coming year, is maintained per Section 5.0, Records.	After the annual goal setting process.
	Modify adopted site EHS goals and affected performance plan(s) based on the evaluation/control results of any audit, inspection, environmental aspect/ EHS risk assessment, business condition change or capital availability.	When identified issue(s) warrant a change in the site EHS goals.

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Document Number: 12MAZ00106B	Issue: H

Who	What	When
Management Team

Integrate (sponsor) selected EHS goal(s) into the organization’s scorecard

•       Ensure adequate site staffing & resources are available to achieve adopted EHS goals sponsored by their organization

•       Support EHS objectives that are applicable to the manager’s specific operations

During annual goal setting process, then continuously throughout the year.

4.1.3	EHS Program Management

Who	What	When
EHS Management

Ensure reviews are conducted of the EHS goals to assess progress and the need for changes or additional resources. Include:

•       Assessing the progress of EHS related goals sponsored by organizations other than the EHS department

•       Tracking the progress of each EHS goal which includes listing key EHS and non-EHS contributors/team members. This record shall be maintained per Section 5.0, Records

Semiannually at a minimum.

EHS Staff	Monitor progress of the individual’s specific EHS goal(s). Escalate issues that may have an impact on the site’s EHS goals	Continuously

4.2	EHS Management Review Process

The management review shall assess the continuing suitability, adequacy and effectiveness of the EHS Management System. The management review shall take into account assessment results, changing processes, products, regulatory constraints, and the commitment to continual EHS improvement. The management review shall address the possible need for changes to the organization’s policy, goals and other programs, which address the elements of the site’s EHS Management System. Inputs to management review shall include:

•	Results of internal audits and evaluations of compliance with legal requirements and with other requirements to which the organization subscribes (refer to control documents # 12MAZ00131B, EHS Assessments)

•	Communication(s) from external interested parties, including complaints (refer to control document #12MAZ00113B, EHS Communication, Awareness, and Employee Participation)

•	The environmental, health and safety performance of the organization

•	Progress towards EHS goals / the extent to which EHS goals have been met

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Document Number: 12MAZ00106B	Issue: H

•	Status of corrective and preventive actions for significant issues (refer to control document # 12MAZ00128B, Non-conformance and Corrective and Preventive Action)

•	Follow-up actions from previous management reviews

•	Changing circumstances, including developments in legal and other requirements related to its environmental aspects (refer to documents # 12MAZ00102B, EHS Risk Assessments and # 12MAZ00107B, Management of Change)

•	Recommendations for Improvement

Meeting Requirements:

Who	What	When
EHS Management EHS	Coordinate preparation of the EHS Management Review presentation materials and scheduling of the meeting with site’s Management Team.	At least annually. Also, when a significant issue that needs to be reviewed, approved or funded by the site senior management emerges, schedule the EHS review as soon as possible.

Chair the EHS Management Review meeting and ensure:

•       Each member of the site management team receives the review

•       Management views the EHS Management System as suitable, adequate and effective

•       Meeting minutes are sent out including decisions and results discussed

During meeting.
	Maintain EHS Management Review Presentation Materials, Meeting Attendance List, and Meeting Minutes (including management comments and recommendations) per section 5.0, Records.	After each Management Review meeting

Management Team

Attend site’s EHS Management Review to:

•       Make decisions and/or provide support regarding issues being presented

•       Discuss EHS goals and sponsorship

•       Identify continuous improvement opportunities

•       Review the effectiveness of the EHS Management System

During meeting

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Document Number: 12MAZ00106B	Issue: H

The outputs from the management review shall include any decisions and actions related to possible changes to environmental, health and safety policy, goals, and other elements of the EHS management system, consistent with the commitment to continual improvement.

4.3	Non-conformance and Corrective Action

Non-conformances to the requirements of this document and related preventive and/or corrective actions will be addressed in accordance with control document # 12MAZ00128B, Non-Conformance and Corrective & Preventive Action.

5.0	RECORDS

5.1	Required Records

Paragraph	Record Description	Retention
4.1.2	List of Proposed EHS Goals	5 yrs
4. 1.3	EHS Goal Status Reviews	5 yrs
4.7	EHS Management Review Presentation Materials	5 yrs
4.2	Management Review Meeting Attendance List	5 yrs
4.2	Management Review Meeting Minutes	5 yrs

Refer to control document #12MWS10510D, Records Management Procedure which outlines the requirements for compliance with Records Management Policy SOP 4-15.

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Document Number: 12MAZ00106B	Issue: H

Appendix A

Flow Chart of Goal Setting & Management Review Process

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REVISION SHEET

Revision Date	Description of Revision & Writer	Spec Coord	Effective Date
Previous revision maintained in WWCM

D 19 Nov 04	Merged Chandler and Tempe documents into one procedure applicable to both facilities. Merged Tempe document EHS Goals 68ASA66406B and Management Review 68ASA66133 and 68ASA66433 documents for both sites. Revised by Tom Steeves. J. Lund	J. Lund	31 Jan 05

E 28 Sep 05	Modified section 4.1.2 to reflect current practice. Modified section 4.2 to include requirements of ISO 14001:2004 standard. Revised by Hana Dostalova	J. Lund	30 Sep 05

F 23 Mar 06	Modified document to comply with the 2004 revision of the ISO 14001 standard. Modified section 2.0, Scope to clarify document applies to Research, Design and Manufacture of Semiconductors. Modified section 4.2 to include current corporate EHS requirements. Revised by Hana Dostalova	J. Lund	24 Apr 06

G 27 Apr 06	Updated 4.2 Management Review Process. Revised by P. Felice and H. Dostalova	J. Lund	27 Apr 06

H 11 Dec 07	Updated goal process. Updated reference documents. Changed WWCM reference to DMS. Changed document number and reference documents from 68A’s to 12M’s. Added iCAP classification. Updates by P. Felice and H. Dostalova	J. Lund	07 Feb 08

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TITLE:	DOCUMENT NUMBER: 12MAZ00319B
Chemical Pre-Acquisition Approval	ISSUE I	DATE 21 May 08	PAGE 1 OF 12

1.0 PURPOSE

The purpose of this document is to define the responsibilities and procedures used to evaluate all chemicals prior to being brought onto the Freescale Site.

2.0 SCOPE

This document applies to Freescale Chandler and Tempe sites.

3.0 DOCUMENT INFORMATION

3.1	Reference Documents

Document Number	Document Title
A3009	Control and Approval of Chemicals Directive
12MWS10510D	Records Management Procedure
12MAZ00128B (68ASA66128B)	Non-conformance and Corrective & Preventive Action
12MAZ00131B (68ASA66131B)	EHS Assessments
12MAZ00153B (68ASA66153B)	Equipment Sign Off & Approval
12MAZ00195B (68ASA66195B)	Site General EHS Requirements
12MAZ00215B (68ASA66215B)	Hazard Communication Program
12MAZ00326B (68ASA66326B)	TSCA Site Plan
NA	Arizona Approved Chemical List
NA	DHS Appendix A List
NA	Freescale Chemical Approval List
NA	Materials Rules

(Note: Documents in parenthesizes indicate previous document number)

3.1.1	Referenced Forms

Form Number	Form Title
12MAZ00319B002	Freescale Arizona Chemical Disclosure Questionnaire

3.1.2	Other Related Documents

Document Number	Document Title
12MAZ00118B (68ASA66118B)	Pollution Prevention System
12MAZ00119B (68ASA66119B)	Hazardous Materials System
12MAZ00126B (68ASA66126B)	Contractors System

Freescale Internal Use Only

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Document Number: 12MAZ00319B	Issue: I

Document Number	Document Title
12MAZ00212B (68ASA66212B)	Chemical Exposure Assessment Monitoring

3.1.3	Drivers

Driver Description
29 CFR 1910.1200 OSHA Hazard Communication Standard
29 CFR 1910.Subpart Z Toxic and Hazardous Substances
40 CFR 700-799 & 19 CFR Part 12 EPA TSCA Standard
A3009 Control and Approval of Chemicals Directive

3.2	General Environmental, Health and Safety Requirements

For general Environmental, Health and Safety (EHS) requirements refer to control document # 12MAZ00195B, Site General EHS Requirements.

3.3	Document Classification

This document is classified as “FREESCALE INTERNAL USE ONLY”. The information disclosed herein is the property of Freescale. Freescale reserves all proprietary, design, manufacturing, reproduction, use, and sales rights thereto, and to any article or process utilizing such information, except to the extent that rights are expressly granted to others.

3.3	Acronyms, Definitions & Terms

Acronym	Description
CAS	Chemical Abstract Service
DHS	Department of Homeland Security
DMS	Document Management System
EHS	Environmental, Health and Safety
EU CMR	European Union Carcinogen, Mutagen, and Reprotoxin list
FIFRA	Federal Insecticide, Fungicide, and Rodenticide Act
FSL	Freescale
IARC	International Agency for Research on Cancer
MSDS	Material Safety Data Sheet
NTP	National Toxicology Program
OSHA	Occupational Safety and Health Administration
SNUR	Significant New Use Rule
TSCA	Toxic Substances Control Act
USEPA	United States Environment Protection Agency

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Document Number: 12MAZ00319B	Issue: I

Definitions & Terms	Description
Alert	Chemical that show up in the available international literature relating to carcinogens, tetratogens, mutagens, or reproductive toxins published by (IARC, ACGIH, OSHA, NTP, Reprotext, Shepard’s, California Proposition 65, EU CMR, etc.) but do not fit into the Restricted category.

Banned	Chemicals that are banned for use in electronic products above certain concentrations or in the manufacturing process.
This category may include chemicals that are not currently banned for use; but, a ban is expected or voluntary phase-out is likely. It may include any chemicals that are on any of Freescale’s product content lists.

Chemical	Any element, compound, or mixture thereof in solid, liquid, or gaseous form. Chemicals regulated by FIFRA are exempt from the requirements of this document. MSDSs of FIFRA regulated chemicals do not need to follow this approval process as long as the MSDSs are available during use on site.

Chemical Management Partner	Partner that supplies chemical management services to the operations

Contractor Chemical	Any chemical that is used by Freescale service contractors.

EHS Program/System Champion	EHS professional responsible for an EHS program

Free Chemical Sample	A chemical offered to Freescale by a vendor at no charge (e.g. certain evaluation chemicals)

New Chemical	A chemical never used at the site before, or a chemical to be acquired from a new manufacturer

Requisitioning System	FSL approved current purchasing system (Le. SAP, My Supply). Purchase of chemicals with company credit card is NOT allowed.

Requestor	Any individual initiating EHS approval of a chemical, and chemical acquisition request

Restricted	Chemicals that are ‘known or reasonably expected to be’ carcinogens, teratogens, mutagens, or reproductive toxins ‘in humans’ as found in all the available international literature relating to those categories published by (IARC, ACGIH, OSHA, NTP, Reprotext, Shepard’s, CA Proposition 65, EU CMR, etc.)

TSCA Inventory	A chemical inventory maintained and originated by EPA. Chemicals listed on the inventory may be used for commercial purposes

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Document Number: 12MAZ00319B	Issue: I

4.0 PROCEDURE

4.1	New Chemical Approval

Before a new chemical can be brought on site, MSDS review must take place and EHS approval must be received prior to the chemical requisition. Refer to Attachment A for the process flowchart.

Note: MSDSs for chemicals not used at a site for more than one year or which issue date has passed 10 years will be archived. Acquisition of chemical which MSDS has been archived needs to follow new chemical approval process.

Who	What	When
Requestor	Obtain an MSDS of new chemical from the manufacturer. Refer to control document # 12MAZ00215B, Hazard Communication	Prior to order new chemical/sample

	Request completion of Freescale Arizona Chemical Disclosure Questionnaire from chemical manufacturer. The questionnaire can be accessed at littp://compass.freescale.net/go/chemdisclosure	When only minimal data is provided on the MSDS and EHS is unable to verify compliance with this document and/or regulatory requirements per EHS request

	Submit New Chemical/Sample MSDS Approval Requests’ and MSDS to obtain EHS Approval. The Request can be accessed through the Freescale intranet at http://compass.freescale.net/go/azmsds Follow the Instruction on the website (click on “Help” for instruction) to submit the request.	Prior to order new chemical/ sample

EHS Program/System Champion(s)

1.      Review chemical components against the Freescale Chemical Approval List (access at http://compass.freescale.net/go/azmsds)

2.      Review chemical components against the DHS Appendix A List (access at http://compass.freescale.net/go/azmsds)

3.      Obtain any additional chemical information as needed for the internal review process

4.      Evaluate the chemical for environmental, safety, industrial hygiene (toxicity), emergency response, and health aspects

After request received

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Document Number: 12MAZ00319B	Issue: I

Who	What	When
EHS Program/System Champion(s) (cont)	Contact the requestor i [any concern related to unusual hazard/toxicity, regulatory, location of use, quantity of chemical requested, or other EHS concern is identified.	Per the judgment of the EHS professional based on the available data

Contact corporate EHS if the chemical or component is listed as “restricted” for further approval by corporate EHS. Identify that the use of this chemical is critical for the manufacturing process and why.

If use of the chemical does not get approved and the site would like additional consideration, the site must request a review by the “Corporate Chemical Review Committee”.

During the chemical approval process. For chemicals critical for the manufacturing process.

Track chemicals that have components listed on the “Alert” list by utilizing “Alert Chemical Tracking” Worksheet

Note: The spreadsheet needs to be checked out/reserved from Compass, downloaded to desktop, the site chemical information added, and then uploaded as a new version.

During the chemical approval process

	Reject chemicals that have components listed as both “banned” and “restricted” (unless otherwise instructed by “Corporate Chemical Review Committee”)	During the chemical approval process

	Reject chemicals that have components listed as “restricted” if use of this chemical is not critical to the manufacturing process (unless otherwise instructed by “Corporate Chemical Review Committee”)	During the chemical approval process

	Review all new chemical/sample for compliance with the TSCA Site Plan. Refer to document # 12MAZ00326B, TSCA Site Plan	During the chemical approval process

Upon approval of a chemical that is covered by a SNUR from the USEPA:

1.      Notify the Corporate TSCA Coordinator

2.      Define the specific requirement noted in the USEPA regulations

3.      Include these requirements in the approval documentation (Completed New Chemical/Sample MSDS Approval Request)

4.      Require the chemical user to follow these requirements and keep the required records

Upon approval of a chemical that is covered by a SNUR

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Document Number: 12MAZ00319B	Issue: I

Who	What	When
EHS Program/System Champion(s) (cont)

Upon approval of a chemical that is listed on the DHS Appendix A:

1.      Notify Corporate EHS that new regulated chemical has been approved,

2.      Track the quantity of chemicals listed on the DHS Appendix A list

3.      Notify Corporate EHS when the quantity of chemicals listed on the DHS Appendix A list exceeds the reportable quantity for a DHS “Top Screen” notification.

Notify upon approval, track continually and report when reportable quantity is exceeded.

	Identify chemicals no longer used (not used for more than one year). Provide the list of no longer used chemicals to MSDS coordinator who will archive the MSDS.	Annually

MSDS Coordinator(s)	Enter all applicable information into Arizona Approved Chemical List. The Database can be accessed through the Freescale intranet at http://compass.freescale.net/go/azmsds	Upon approval of new chemical

	Assign a MSDS number once the MSDS is approved	As needed

	Enter all applicable information into the Essential EH&S MSDS Module database. Refer to Material Rules for rules that need to be followed when entering new materials into the database. The Rules can be accessed through the Freescale intranet at http://compass.freescale.net/go/azmsds	As needed

	Scan/insert the MSDS into the MSDS Database located at “http://msds.freescale.net”	As needed

	File the original MSDS in the site Master MSDS file	As needed

	Identify MSDSs with issue date older than 10 years. Update MSDSs with newer version or archive MSDSs of chemicals not used for more than one year.	Annually

	Update Essential EH&S MSDS database and Arizona Approved Chemical List. Define MSDS as “Archived”. Ensure hard copy of MSDS is moved to Archived file.	Upon archiving of an MSDS.

4.2	Ordering Chemical and Purchasing Order Approval

Once chemical is approved for use on site, purchase requisition can be submitted. Refer to Attachment B for the process flowchart.

All chemicals (other than contractor chemicals and pre-approved free samples) must have a requisition submitted through approved requisitioning system in order to initiate chemical purchase or acquisition of a free sample. Commodity code or other indicator

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Document Number: 12MAZ00319B	Issue: I

needs to be included in order to clearly identify the requisition as chemical purchase. Purchase of chemicals with company credit card is not allowed.

Acquisition of contractor chemicals needs to comply with section 4.3. Certain free samples may be acquired outside of the approved requisitions system upon EHS approval.

Who	What	When
Requestor	Create and submit a requisition on an approved electronic requisitioning system prior to ordering any chemical(s). Include commodity code or other indicator to clearly identify the requisition as chemical purchase.	As needed

	Refer to the ‘Arizona Approved Chemical List’ to verify that a chemical has been approved for use on site. The list can be accessed through the Freescale intranet at http://compass.freescale.net/go/azmsds	As needed

	Follow all the requirements of # 12MAZ00153B, Equipment Sign off and Approval prior to ordering applicable chemical products	When applicable

Global Procurement	Ensure that chemicals ordered over an approved electronic requisitioning system have full EHS approval before processing the chemical order	Ongoing.

EHS Program/System Champion	Review chemical purchase orders and verify approved MSDS is on file.	Prior to chemical purchase approval
	Approve chemical purchase.	If active MSDS is on file
	Notify chemical purchase requestor about the need to follow MSDS approval process.	If active MSDS is not on file.

Chemical Management Partner	Ensure that chemical orders have full EHS approval and follow an approved ordering process prior to placing a chemical order	Ongoing
	Maintain a current inventory of manufacturing chemical deliveries to the site	As needed
	Chemicals without prior EHS approval are refused delivery and EHS is notified. Refer to documents # 12MAZ00128B, Non-Conformance and Corrective & Preventive Action.	Upon occurrence

Site Security	Maintain security at the entrances to the site and disallow any party from bringing chemicals onto the site without the proper approvals.	Continuously
	Contact the EHS for information about the approval status of any chemicals in question	As needed

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Document Number: 12MAZ00319B	Issue: I

Who	What	When
Shipping & Receiving	Responsible for NOT receiving chemicals at non-chemical receiving docks.	Continuously

4.3	Contractor Chemicals

Who	What	When
Contractor	Contact project manager or EHS to verify a chemical has been approved for use on site.	Prior to bringing chemical on site
Project Manager/Contractor	Submit an MSDS for any new chemicals to be used on site to EHS for approval. Follow steps described in section 4.1	Prior to bringing chemical on site
EHS Program/System Champion	Review and approve all new chemicals as described in section 4.1	As needed.
EHS Staff	Audit contractors to assure MSDS’s are available. Refer to # 12MAZ00131B, EHS Assessments.	Periodically

4.4	Access to Copies of MSDS’s

Copies of MSDSs can be found in the following locations at the Freescale Chandler and Tempe Sites:

-	Occupational Health Resources Office

-	MSDS Database located at “http:/msds.freescale.net” (not all approved MSDSs may be available through the web at this time)

4.5	Non-conformance and Corrective Action

Non-conformances to the requirements of this document and related preventive and/or corrective actions will be addressed in accordance with document # 12MAZ00128B, Non-Conformance and Corrective & Preventive Action.

5.0	Requires Records

Paragraph	Record Description	Retention
4.1	Approved MSDSs	30 years after last use of chemical

4.1	Alert Chemical Tracking Worksheet	Retained by corporate EHS

4.1	Completed Chemical Disclosure Questionnaire	30 years from record creation

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Document Number: 12MAZ00319B	Issue: I

Paragraph	Record Description	Retention
4.1	Completed New Chemical/Sample MSDS Approval Requests	30 years from record creation

4.1	List of Approved Chemicals	30 years from last record entry

4.1	List of Archived MSDSs	30 years from last record entry

Refer to control document #12MWS10510D, Records Management Procedure which outlines the requirements for compliance with Records Management Policy SOP 4-15.

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Document Number: 12MAZ00319B	Issue: I

Attachment A

Chemical / Sample EHS Approval Request

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Attachment B

Chemical Purchase Request

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Document Number: 12MAZ00319B	Issue: I

REVISION SHEET

Revision Date	Description of Revision & Writer	Spec Coord	Effective Date
Previous revision maintained in WWCM

C 26 Apr 05	Updated links. Defined locations of some referenced documents. Made other minor formatting changes. Revised by Hana Dostalova	J. Lund	27 Apr 05

D 16 May 05	Updated link to Chemical Disclosure Questionnaire. No procedural changes made. Updated by J. Lund.	J. Lund	16 May 05

E 23 Sep 05	Updated section 4.1, added requirement to check for PFAS. Updated section 3.4 to add PFAS and SNUR. Revised by Hana Dostalova.	J. Lund	23 Sep 05

F 10 Oct 06	Revised document to include reference to and requirements of corporate EHS document A3009, Control and Approval of Chemicals Directive. Revised by Hana Dostalova.	J. Lund	10 Oct 06

G 18 Jul 07	Deleted references to obsolete documents 68ASA66129B, SOP 5-15, and SOP 5-28. Added reference to 12MWS10510D, Records Management Procedure. Updated definition for Chemicals. Changed document number and reference documents from 68A’s to 12M’s. Added iCAP classification. Revised by H. Dostalova.	J. Lund	05 Sep 07

H 30 Aug 07	Added acronym FIFRA and definition for Requisitioning System. Updated sections 4.2 and 4.3. Revised by H. Dostalova.	J. Lund	30 Oct 07

I 05 May 08	Added Department of Homeland Security (DHS) and DHS Appendix A List to Section 3.0. Included DHS related requirements in Section 4.1. Also provided some clarifications to Section 4.1. Deleted ECS/Security from section 4.4	J. Lund	21 May 08

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TITLE:	DOCUMENT NUMBER: 12MAZ00101B
Arizona EHS Management System Plan	ISSUE J	DATE 19 Feb 08	PAGE 1 OF 15

1.0 GENERAL REQUIREMENTS

Sites Managers’ Statement

1.1 Purpose

1.2 Scope

1.3 Reference Documents

2.0 MANAGEMENT COMMITTEE

EHS Policy

3.0 PLANNING

3.1 Environmental Aspects & Occupational Health and Safety Risk Assessments

3.2 Regulatory and Other Requirements

3.3 EHS Goals and Program Management

3.4 Management of Change

4.0 IMPLEMENTATION AND OPERATION

4.1 Structure and Responsibility

4.2 Awareness and Employee Participation

4.3 Communication

4.4 EHS Management System Documentation

4.5 Document Control

4.6 Operational Control

5.0 CHECKING AND CORRECTIVE ACTION

5.1 Monitoring, Measurement and Calibration

5.2 Non-conformance and Corrective & Preventive Action

5.3 Records

5.4 EHS Assessments

5.5 Reporting

6.0 MANAGEMENT REVIEW

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Document Number: 12MAZ00101B	Issue: J

1.0 GENERAL REQUIREMENTS

The Freescale Semiconductor Corporate framework for EHS Management Systems is established in document A1000, Corporate Environmental, Health and Safety Management Plan and A2000, Freescale Semiconductor Environmental, Health and Safety Management System.

The Sites Managers’ statement concerning their commitment to continuous EHS improvement and responsibility for the EHSMS Plan is as follows:

I have reviewed this EHS Management Systems Plan, and am satisfied that it is adequate to achieve:

•	compliance with applicable laws and regulations,

•	conformance with other applicable requirements, and

•	the goals of the company’s and Site’s EHS policies

I am personally committed to this EHS Management Plan, continuous EHS improvement and to the company’s EHS policies.

To the best of my belief, this operation has the necessary resources to implement the management systems outlined in the EHS Management System Plan.

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Document Number: 12MAZ00101B	Issue: J

1.1 Purpose

The purpose of this EHS Management System Plan is to establish consistent methods for managing Environmental, Health and Safety Systems at the Freescale Chandler and Tempe sites, in accordance with Freescale EHS Policy, Freescale Environmental, Health and Safety Management System, ISO 14001 and all applicable regulations and requirements.

1.2 Scope

—This EHS Management System Plan is applicable to Research, Design and Manufacture of Semiconductors at Freescale Chandler and Tempe sites.

1.3 Reference Documents

Document Number	Document Title
12MQE00005A	Document and Data Control

12MWS10510D	Records Management Procedure

12MAZ00102B (68ASA66102B)	EHS Risk Assessment

12MAZ00104B (68ASA66104B)	Regulatory and Other Requirements

12MAZ00106B (68ASA66106B)	EHS Goals and Management Review

12MAZ00107B (68ASA66107B )	Management of Change

12MAZ00113B (68ASA66113B)	EHS Communication, Awareness and Employee Participation

12MAZ00118B (68ASA66118B)	Pollution Prevention System

12MAZ00119B (68ASA66119B)	Hazardous Materials System

12MAZ00120B (68ASA66120B)	Emergency Preparedness and Response System

12MAZ00121B (68ASA66121B)	Occupational Health System

12MAZ00122B (68ASA66122B)	Injury and Illness System

12MAZ00123B (68ASA66123B)	Personal Safety System

12MAZ00124B (68ASA66124B)	Equipment Safety System

12MAZ00125B (68ASA66125B)	EHS Training System

12MAZ00126B (68ASA66126B)	Contractors System

12MAZ00127B (68ASA66127B)	EHS Monitoring, Measurement and Calibration

12MAZ00128B (68ASA66128B)	Non-Conformance and Preventive & Corrective Action

12MAZ00131B (68ASA66131B)	EHS Assessments

12MAZ00132B (68ASA66132B)	Regulatory and Operational Reporting

A1000	Corporate Environmental Health and Safety Management Plan

A2000	Freescale Environmental Health and Safety Management System

A3026	EHS Reporting

ISO 14001	International Standard, Environmental MS

(Note: Documents in parenthesizes indicate previous document number)

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Document Number: 12MAZ00101B	Issue: J

2.0 MANAGEMENT COMMITMENT

Freescale Semiconductor EHS Policy

The Chandler and Tempe Freescale sites adopt and abide by the Freescale Corporate EHS Policy as their respective sites’ policy. The policy is communicated to all persons working for or on behalf of the organization, annually, and is available to the public.

It is the policy of Freescale Semiconductor to conduct all business activities in a responsible manner, free from recognized hazards and to respect the environment, health, and safety of our employees, customers, suppliers, partners and the community. We will comply with all environmental, health, and safety laws and regulations of countries where we operate, and we will strive to foster the sustainable use of the earth’s resources. We are committed to the implementation, maintenance and continuous improvement of our EHS management systems.

Key EHS Strategies Under This Policy:

Excellence in Employee Health. Maintain a safe and healthy workplace and support our employee’s work-life balance.

Minimization of Operational Risks. Assess the environmental aspects and safety and health risks of our operations, activities and services, and incorporate practical procedures and controls necessary to prevent adverse impacts.

Waste Minimization and Resource Conservation. Support the reuse and recycle of waste materials, the elimination of emissions that adversely impact the environment, and the conservation of natural resources.

Continuous Improvement in EHS. Set and review EHS goals and targets designed to ensure continuous improvement in EHS performance, occupational health and work place safety, and the prevention of pollution.

Supplier Business Conduct. Partner with our customers and suppliers to enhance EHS performance and Freescale Semiconductor’s competitive advantage.

Product Stewardship. Protect the environment by improving our environmental performance and designing environmentally conscious products.

Community Connection. Achieve global EHS leadership through participation in the formulation of improvements in EHS public policy, and extending our resources to improve the communities in which we live.

Michel Mayer

Chairman of the Board & CEO

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3.0 PLANNING

3.1 Environmental Aspects & Occupational Health and Safety Risk Assessments

Procedures for establishing, implementing, and maintaining a system to identify and evaluate environmental aspects and occupational health and safety risks of the site’s activities, processes, products and services within the defined scope of the EHS Management System that can be controlled and those that can be influenced taking into account planned or new developments, or new or modified activities, products and services are included in document 12MAZ00102B, EHS Risk Assessment. As detailed in the document significant aspects and risks are determined and related information is documented and kept up to date. Communication of significant environmental aspects to general public is limited to publicly available reports i.e., Toxic Release Inventory.

3.2 Legal and Other Requirements

The Procedure to identify and have access to current applicable Corporate, regulatory/legal, and other environmental, occupational health and safety requirements and to determine how these requirements apply to its aspects is included in document 12MAZ00104B, Regulatory & Other Requirements.

3.3 EHS Goals and Program Management

EHS Goals have been established and are maintained by each site. This procedure is outlined in control document 12MAZ00106B, EHS Goals & Management Review. When establishing and reviewing goals, consideration is given to legal and other requirements, significant environmental aspects, occupational health and safety risks, technological options and financial, operational and business requirements, and the views of interested parties. The site shall establish one Improvement in environmental performance’ goal at a minimum. The goals shall be consistent and supportive of the corporation’s goals and EHS policies and measurable where practicable. The EHS goals shall be integrated into the operation’s overall goals. The EHS goals are established at each relevant function and level of the operation, where appropriate.

This procedure designates responsibility and accountability for achieving EHS goals, and determines key milestones and the time frame by which they are to be achieved.

3.4 Management of Change

Procedure to manage change in the EHS Management System is included in document 12MAZ00107B, Management of Change. This procedure ensures that environmental aspects and occupational health and safety risks are evaluated for identified significant changes in activities, processes, products, services and/or facilities. The procedure also ensures that changes to regulatory/legal and other requirements are implemented into the appropriate operational control procedures to maintain compliance.

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4.0 IMPLEMENTATION AND OPERATION

4.1 Structure and Responsibility

4.1.1 Designated Responsible Manager

Arizona Site Services Manager Amy Belger, has the authority and responsibility for establishing, implementing, maintaining and improving the EHS management system. The Arizona Regional EHS Manager is responsible for reporting on the performance of the EHS management system to the senior management team for review and a basis for improvement of the EHS management system and environmental performance.

4.1.2 EHS Roles, Responsibilities, Authorities and Accountabilities

Freescale Semiconductor is dedicated to the Safety and Health of all its employees and to the protection and preservation of the environment. To ensure that environmental, health and safety programs are fully implemented at each facility, corporate EHS policy, signed by CEO Michel Mayer, has been adopted by the Chandler and Tempe sites. The management team for the Arizona Region is identified on the Site Managers’ Statement, section 1.0, of this document.

Although all site employees have an implied duty with respect to Environmental, Health and Safety issues and everyone has the authority to take the necessary steps to ensure that Corporate and site obligations are met, certain specialized support personnel have specific responsibilities. These responsibilities are outlined in level 2 procedures within the Management System. Competency for jobs that could impact the environmental is determined by training, experience, certification, education or a combination of these factors.

Site Management Team

Site management team is comprised of management from manufacturing, research & development, major business groups and site services capable of setting/defining organizational goals and priorities, and allocation of resources to support those goals and objectives. The role of the management team includes:

(a)	The overall responsibility for administering the Environmental, Health and Safety Policy rests with the management team.

(b)	The management team will ensure that the necessary resources are available and that the Environmental, Health and Safety Policy is being effectively implemented.

(c)	Review progress of Environmental, Health and Safety Programs regularly and ensure responsibility is properly assigned, accepted and understood at appropriate levels.

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Environmental, Health and Safety Department

The EHS Department is comprised of Environmental, Safety, Industrial Hygiene and Occupational Health Resources personnel. The role of the EHS Department includes:

(a)	Formulate, administer and make necessary changes in the site EHS programs in accordance with Corporate and regulatory requirements. Act in an advisory capacity on EHS matters pertaining to Freescale Semiconductor operations.

(b)	Maintain a record system for the investigation and prevention of accidents, incidents and injuries.

(c)	Convey requirements of national, regional, local regulations, legal requirements and pertinent industry standards to site management; develop methods of compliance and/or methods to enhance EHS programs on site.

(d)	Evaluate proposed regulations, legal requirements or standards for their impact on the site. Make comments and recommendations to management as to the applicability, cost of implementation, future benefit, and any additional review.

(e)	Ensure safety is engineered into each job where there is a potential for significant physical or health risk.

Occupational Health Resources

The OHR Department is comprised of Occupational Health Resources personnel. The responsibilities of the OHR Department include:

(a)	Standard Occupational Health Nursing services

(b)	Emergency preparedness, response and triage.

(c)	Assessment and treatment of injuries/illnesses.

(d)	Preventative health.

(e)	Case management.

(f)	Risk assessments.

Management

Management includes all managers located at the site and managers directly responsible for operations at the site. This includes, but is not limited to, the management team. The role of Management includes:

(a)	Encourage and enforce safe behavior of employees under his/her direction and operate his/her business safely. Manager is responsible for the actions of employees under his/her direction and for the safety of the operation.

(b)	Maintain full support of all EHS requirements, procedures and policies.

Supervisors/Managers

Supervisors/Managers are supervisors and managers with direct reports. The role of Supervisors/Managers includes:

(a)	Ensure all direct reports have received hazard communication training and new employee orientation.

(b)	Ensure all direct reports receive basic safety and environmental instructions for the job that they will perform. This must occur prior to beginning his/her duties without direct supervision, or when transferred to a new assignment.

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(c)	Ensure direct reports who have duties requiring function specific training such as lockout/tagout, forklift operation, confined space entry, etc. receive the appropriate EHS training before performing those duties.

(d)	Provide safety equipment and protective devices as required by the job and specified by the EHS department, and ensure proper use and working order of each.

(e)	Investigate and determine the cause of all accidents/incidents with the assistance of the EHS department, including those resulting in minor injuries or near misses.

(f)	Take prompt corrective action whenever conditions or behaviors are noted in his/her area that are contrary to EHS policies or procedures.

(g)	Ensure that employees under his/her direction are informed of established EHS rules, inform direct reports that violation of these rules will not be tolerated, and that corrective action to improve employee performance in this area will be instituted.

Employees

Employees include Freescale employees and embedded contractors. Their roles include:

(a)	Observe all established EHS policies, requirements and procedures.

(b)	Understand and follow EHS guidelines included in work instructions. This information should include the hazards associated with the process or operation being performed, and what personal protective equipment is necessary to ensure the safety and health of the employee doing the work.

(c)	Attend mandatory EHS training courses.

(d)	Report any conditions or behaviors that are contrary to EHS policies or procedures.

Contractors

Contractors are sponsored by a Freescale employee. The contractors are advised of company regulations, with regards to the environment, health and safety and to facility emergency procedures. The Freescale sponsor is responsible for their safety and conduct while on Freescale site. The role of the Contractor includes:

(a)	Take responsibility for themselves and others who may be affected by his/her actions or omissions; and

(b)	Follow EHS requirements, laws and regulations.

Visitors

All Visitors are escorted by a Freescale employee or authorized contractor. The escort is responsible for their safety and conduct while on Freescale site. This includes compliance with company regulations, with regards to the environment, health and safety and to facility emergency procedures. The role of the Visitor includes:

(a)	Be escorted by authorized Freescale employee / contractor and follow directions.

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4.2 Awareness and Employee Participation

Procedures to make persons working for or on behalf of the company aware of the importance of conformity with the EHS policy and procedures and with the requirements of the EHS management system, the significant EHS aspects and related actual or potential impacts associated with their work, and the environmental benefits of improved personal performance, their roles and responsibilities in achieving conformity with the requirements of the EHS management system, and the potential consequences of departure from specified procedures are included in document 12MAZ00113B, EHS Communication, Awareness and Employee Participation. This procedure demonstrates ongoing and meaningful management and employee involvement in relevant EHS initiatives.

4.3 Communication

Procedures for internal communication between the various levels and functions of the organization are included in document 12MAZ00113B, EHS Communication, Awareness and Employee Participation. This document also references a procedure for internal reporting, including anonymous reporting, of perceived violations of EHS laws, regulations and internal requirements.

The procedure describes how confidentiality and anonymity are maintained to the extent allowed by law, custom or policy. The procedures also include a no-reprisal commitment, identify the methods by which issues are referred to individuals who can respond appropriately, define responsibility and authority for handling and investigating issues, and provide a mechanism for following-up with the reporting person, whenever possible, on the outcome of any investigation initiated as a result of the report.

Procedures for receiving, documenting and responding to relevant communication from external interested parties are also included in document 12MAZ00113B, EHS Communication, Awareness and Employee Participation. This document considers EHS community communication programs and visibility in the community.

4.4 EHS Management System Documentation

The EHS management system documentation includes

1.	The EHS policy and goals,

2.	Description of the scope of the EHS management system,

3.	Description of the main elements of the EHS management system and their interaction, reference to related documents,

4.	Documents, including records, required by the management system, and

5.	Documents, including records, determined to be necessary to ensure the planning; operation and control of processes that relate to the site’s significant EHS aspects

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Document Number: 12MAZ00101B	Issue: J

This EHS MS Plan and documents referenced by this Plan represent the core elements of the EHS management system. This EHS MS Plan represents the guiding principals of the management system. The nine EHS systems, described in section 4.6, provide guidance for compliance with procedures required by regulatory authorities or the Corporation. Each of the nine EHS systems delineates procedures and/or records required for substantiating conformance with the systems. Other documents are referenced for guidance as needed. These reference documents include regulatory citations and documents controlled under other Freescale management systems in place such as TS16949. This EHS MS Plan, the nine EHS systems and any procedures required for conformances to the Plan are controlled documents.

4.5 Document Control

The EHS MS documents are controlled per document # 12MQE00005A Document and Data Control. This document establishes and maintains procedures for the creation and modification of various types of documents and for controlling all documents required by the EHS Management System to ensure that:

1.	They can be located;

2.	They are periodically reviewed, revised as necessary and approved for adequacy by authorized personnel;

3.	The current versions of relevant documents are available at all locations where operations essential functioning of the EHS management system are performed;

4.	Obsolete documents are removed from all points of issue and points of use, otherwise assured against unintended use;

5.	Any obsolete documents retained for legal and/or knowledge preservation purposes are suitable identified.

Documentation shall be legible, dated (with dates of revision) and readily identifiable, maintained in an orderly manner and retained for a specified period.

4.6 Operational Control

Operations, equipment and activities that are associated with significant environmental aspects or occupational health and safety risks are identified in accordance with document 12MAZ00102B, EHS Risk Assessment. Procedures are established, implemented and maintained to control situations where their absence could lead to deviations from legal and other requirements, the EHS policy and goals. These procedures are based on the aspects and risk assessment. These procedures stipulate operating criteria and include preventive maintenance elements. Relevant procedures are communicated to affected parties, including but not limited to suppliers and contractors. These procedures have been categorized as follows:

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Document Number: 12MAZ00101B	Issue: J

4.6.1 Pollution Prevention System (Document 12MAZ00118B)

Pollution prevention system identifies waste streams, opportunities to reduce or eliminate waste streams and conserve natural resources, and develop, implement and track plans to address identified opportunities.

4.6.2 Hazardous Materials Management System (Document 12MAZ00119B)

Hazardous materials management system identifies hazardous materials brought onto or created on-site, develops and maintains necessary safety and health information related to the identified hazardous materials, and provides for the safe, healthful and environmentally acceptable handling, use, storage, transport and disposition of the identified hazardous materials.

4.6.3 Emergency Preparedness and Response System (Document 12MAZ00120B)

Emergency preparedness and response system establishes, implements, and maintains procedures to identify the potential for and respond to accidents and emergency situations, and for preventing and mitigating the EHS risks associated with them. The procedures are periodically reviewed and revised, in particular, after the occurrence of accidents or emergency situations and the procedures are periodically tested where practicable.

4.6.4 Occupational Health System (Document 12MAZ00121B)

Occupational health system anticipates, identifies, evaluates and controls potential chemical, physical and biological agents or stressors in the workplace.

4.6.5 Injury and Illness System (Document 12MAZ00122B)

Injury and illness system provides for a consistent method of reporting and recording occupational injuries and illnesses, develops trends and established accident investigation procedures to reduce or eliminate causes of injuries and illnesses.

4.6.6 Personal Safety System (Document 12MAZ00123B)

Personal safety system establishes programs and procedures for employees, and minimizes risks associated with exposure to potential workplace hazards that could cause injuries or illnesses.

4.6.7 Equipment Safety System (Document 12MAZ00124B)

Equipment safety system evaluates potential hazards associated with equipment utilized in the workplace, and assures that appropriate controls are in place to minimize risks associated with exposure to potential workplace hazards.

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Document Number: 12MAZ00101B	Issue: J

4.6.8 Environmental, Health and Safety Training System (Document 12MAZ00125B)

Training system identifies necessary environmental, health and safety skills and awareness.

4.6.9 Contractors System (Document 12MAZ00126B)

Contractors system pre-qualifies independent contractors, randomly evaluates and monitors their EHS activities, and exchanges appropriate EHS information with them.

5.0 CHECKING AND CORRECTIVE ACTION

5.1 Monitoring, Measurement and Calibration

Procedures to establish and maintain documented inspection systems, to monitor and measure, on a regular basis, identified operations and activities that can have significant impact on the environment or occupational health and safety risk and equipment calibration are included in document 12MAZ00127B, EHS Monitoring, Measurement and Calibration. These include recording information to track EHS performance, identify hazards, relevant operational controls and conformance with the operation’s EHS goals.

5.2 Non-Conformance and Corrective & Preventive Action

Procedures for handling and investigating actual and potential nonconformity(ies) and for initiating, tracking and completing corrective and preventive action items are described by document 12MAZ00128B, Non-Conformance and Corrective & Preventive Action.

This document includes implementation and recording of any changes in the documented procedures resulting from preventive and corrective action and review the effectiveness of corrective and preventive action taken; and reference to methodology and administration of disciplinary action where warranted for EHS violations.

5.3 Records

Records required by this EHS Management System Plan are identified in the applicable procedures and/or work instructions. Procedures for the maintenance and disposition of records are described by document 12MWS10510D, Records Management Procedure.

5.4 EHS Assessments

Procedures for conducting annual documented assessment of the EHS Management System, including EHS compliance, are described by document 12MAZ00131B, EHS Assessments. Results that provide evidence of depth and scope of the assessment shall be maintained in accordance with document 12MWS10510D, Records Management

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Document Number: 12MAZ00101B	Issue: J

Procedure. The assessment procedure covers scope, frequency and methodologies, and responsibilities for planning and conducting the assessment and reporting results and maintaining associated records. Results will be provided to the site management team, and site and corporate EHS management. The assessors are independent of the program to ensure objectivity and the impartiality of the assessment process. For issues identified, a written corrective action plan will be developed in accordance with the procedure defined in Section 5.2.

5.5 Reporting

Procedures to identify, prepare and file required regulatory and operational reports are described by document 12MAZ00132B, Regulatory and Operational Reporting. Internal reporting of significant EHS incidents and other EHS issues and non-conformances are also completed according to corporate document A3026, EHS Reporting.

6.0 MANAGEMENT REVIEW

Procedure for management review of progress towards EHS goals and the EHS Management System is described by document 12MAZ00106B, EHS Goals & Management Review

This procedure ensures continuing suitability, adequacy and effectiveness of EHS Management System. The management of progress towards EHS goals and the EHS Management System reviews involve at a minimum, the Operations Managers and site EHS management. These reviews are to be documented and take into account assessment results, changing processes, products, regulatory constraints, and the commitment to continual EHS improvement. These reviews address the possible need for changes to the operation’s policy, goals, and other programs that address the elements of the EHS Management System.

Input to management reviews shall include:

1.	Results of internal audits and evaluations of compliance with legal requirements and with other requirements to which the organization subscribes

2.	Communication(s) from external interested parties, including complaints

3.	The environmental, health and safety performance of the organization

4.	The extent to which objectives and targets have been met

5.	Status of corrective and preventive actions

6.	Follow-up actions from previous management reviews

7.	Changing circumstances, including developments in legal and other requirements related to its environmental aspects

8.	Recommendations for improvement

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The outputs from management reviews shall include any decisions and actions related to possible changes to environmental, health and safety policy, goals and other elements of the EHS management system, consistent with the commitment to continual improvement.

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REVISION SHEET

Revision Date	Description of Revision & Writer	Spec Coord	Effective Date
Previous revisions maintained in WWCM

F 04 Nov 04	Merged Price and Elliot EHS Management System Plan (68ASA66401B) into the Chandler Site’s EHSMS Plan. Renamed the document to Arizona EHS Management System Plan. Revised text and format from Motorola to Freescale. Updated the designated responsible manager. Deleted Site EHS Policy as the site adopts Corporate EHS Policy, updated corporate EHS policy, updated site Management Endorsement to include current Chandler and Tempe Site Managers. Other content changes to address procedures in both Arizona sites. Revised by Hana Dostalova.	J Lund	31 Jan 05

G 14 Apr 06	Modified document to include requirements of revised ISO 14001:2004 standards per Freescale Semiconductor Environmental, Health and Safety Management System document A2000 requirements. Modified format to be consistent with A 1000, Corporate Environmental Health and Safety Management Plan. Revised Sites Managers’ Statement to obtain current endorsement of the management team. Revised by Hana Dostalova	J Lund	15 May 06

H 17 Dec 07	Removed references to 68ASA66129B (EHS Records), and 68ASA66117B (EHS Documentation and Document Control). Added references to 12MWS10510D (Records Management) and 12MQE00005A (Document and Data control). Updated Section 1.0, Site Managers’ Statement to include current management. Updated section 4.1.1 - new title for Amy Belger. Changed document number and reference documents from 68A’s to 12M’s. Added iCAP classifications.	J Lund	25 Jan 08

J 15 Feb 08	Updated Section 1.0, General Requirements with additional managers’ signatures.	J Lund	19 Feb 08

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TITLE:	DOCUMENT NUMBER: 12MAZ00118B
Pollution Prevention System	ISSUE K	DATE 17 Oct 07	PAGE 1 OF 13

1.0	PURPOSE

The purpose of this specification is to define those programs and procedures required to reduce and/or eliminate the generation of waste streams and conserve natural resources.

2.0	SCOPE

This document applies to the Freescale Tempe and Chandler sites.

3.0	DOCUMENT INFORMATION

3.1	Reference Documents

Document Number	Document Title
12MAZ00102B (68ASA66102B)	EHS Risk Assessment

12MAZ00104B (68ASA66104B)	Regulatory & Other Requirements

12MAZ00106B (68ASA66106B)	EHS Goals and Management Review

12MAZ00107B (68ASA66107B)	Management of Change

12MAZ00113B (68ASA66113B)	EHS Communication, Awareness and Employee Participation

12MAZ00119B (68ASA66119B)	Hazardous Materials System

12MAZ00125B (68ASA66125B)	EHS Training System

12MAZ00127B (68ASA66127B)	EHS Monitoring, Measurement, and Calibration

12MAZ00128B (68ASA66128B)	Non-Conformance and Corrective & Preventive Action

12MAZ00132B (68ASA66132B)	Regulatory and Operational Reporting

12MAZ00153B (68ASA66153B)	Equipment Sign Off & Approval

12MAZ00163B (68ASA66163B)	Design Review

12MAZ00195B (68ASA66195B)	Site General EHS Requirements

12MAZ00319B (68ASA66319B)	Chemical Pre-Acquisition Approval Procedure

12MSA10598D	AZSS Calibration of Environmental Compliance Monitoring Equipment

12MWS10510D	Records Management Procedure

40 CFR 122.26	Federal Regulations — Storm Water Protection Program

N/A	Chandler/Tempe Pollution Prevention Plans (approved by ADEQ)

N/A	Chandler/Tempe Air Permit and Operations and Maintenance Plans (approved by MCAQD)

N/A	Chandler/Tempe Spill Prevention Control and Countermeasures Plans

Document Number: 12MAZ00118B	Issue: K

Document Number	Document Title
N/A	Chandler/Tempe Stormwater Pollution Prevention Plans

N/A	Chandler/Tempe CAD Drawings of Potential Pollution Conveyances

N/A	Chandler/Tempe Waste Characterization Guidelines

(Note: Documents in parenthesizes indicate previous document number)

3.1.1	Referenced Forms

Form Number	Form Title
N/A

3.1.2	Other Related Documents

Form Number	Form Title
N/A

3.1.3	Drivers

Driver Description
A2000 Corporate 1-. I IS Management Systems
ADEQ Pollution Prevention Planning
Freescale Pollution Prevention Initiatives
ISO 14001 Environmental Management Systems
Chandler/Tempe Air Permit
Chandler/Tempe Wastewater Discharge Permit

3.2	General Environmental, Health and Safety Requirements

For general Environmental, Health and Safety (EHS) requirements refer to control document # 12MAZ00195B, Site General EHS Requirements

3.3	Document Classification

This document is classified as “FREESCALE INTERNAL USE ONLY”. The information disclosed herein is the property of Freescale. Freescale reserves all proprietary, design, manufacturing, reproduction, use, and sales rights thereto, and to any article or process utilizing such information, except to the extent that rights are expressly granted to others.

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Document Number: 12MAZ00118B	Issue: K

3.4	Acronyms, Definitions & Terms

Acronym	Description
ADEQ	Arizona Department of Environmental Quality
BMP	Best Management Practice
CAD	Computer Aided Design
DMS	Document Management System
EHS	Environmental, Health, and Safety
IWT	Industrial Wastewater Treatment
KBP	Key Business Partner
MCAQD	Maricopa County Air Quality Department
O&M	Operations and Maintenance
SPCC	Spill Prevention Control and Countermeasure
SWPP	Storm Water Pollution Prevention

Definitions & Terms	Description
AZ Sites	Chandler and Tempe Arizona sites
EHS Manager	A person with responsibilities over Environmental Health and Safety Department
EHS Professional	Individual(s) assigned to EHS activities and who by education and experience are qualified to make EHS decisions
EHS Program/System Champion	EHS professional responsible for an EHS program
Facilities Engineering Manager	A person responsible for facilities engineering and CAD, functions
Facilities Operations and Maintenance Manager	A person responsible for facilities operation and maintenance functions
Key Business Partner	Freescale employees and contractors outside of the EHS Organization
Management Team	Management team comprised of organizational managers capable of setting/defining organizational goals and priorities and allocation of resources to support those goals and objectives
Pollution Prevention	Use of processes, practices, techniques, materials, products, services or energy that avoid, reduce or control (separately or in combination) the creation, emission or discharge of any type of pollutant or waste in order to reduce adverse environmental impacts. This may include recycling, treatment, process changes, control mechanisms, energy or resource efficiency, and material substitution
Site Services	An organization consists of Facilities, Project Management, and EHS

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Definitions & Terms	Description
Waste Streams	Air emissions, hazardous/non-hazardous wastes, and wastewater effluent

4.0	PROCEDURE

4.1	Pollution Prevention System

The Pollution Prevention System ensures a comprehensive identification of the waste materials and evaluates opportunities to reduce or eliminate the waste streams and conserve natural resources. The system also establishes methods for the development, implementation and tracking of plans to address identified pollution prevention opportunities.

4.2	Identification and Characterization of Waste Streams

Freescale Chandler and Tempe sites identify and characterize waste streams resulting from the site activities using related EHS management systems elements such as; control document #12MAZ00107B, Management of Change (#12MAZ00163B, Design Review, #12MAZ00153B, Equipment Sign Off & Approval, and #12MAZ00319B, Chemical Pre-acquisition Approval Procedure). Potential risks and impacts to the environment, safety, and health of employees, plant neighbors, and the environment are evaluated in on-going basis as new waste streams are identified, and regulatory requirements are assessed and addressed in accordance with control documents #12MAZ00104B, Regulatory and Other Requirements and #12MAZ00102B, EHS Risk Assessment. Identification and characterization of significant waste streams are documented in Waste Characterization Guidelines, hazardous waste manifests and related records, recycling and landfill records, air permit compliance emissions tracking and reporting tools, and waste water monitoring activities.

Who	What	When
EHS Professional(s), EHS Program/System Champion	Identify and characterize waste streams, waste generation activities, and materials that may contribute to these waste streams.	As needed

Evaluate potential risks associated with identification of existing and new waste streams and incorporate into operational controls and to mitigate risks in accordance with control documents

#12MAZ00102B, EHS Risk Assessment and

#12MAZ00107B, Management of Change

As needed, annually at minimum
	Document identification and characterization of significant waste streams.	As needed

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Document Number: 12MAZ00118B	Issue: K

4.3	Reduction or Elimination of Waste Streams and Conservation of Natural Resources

a.	Freescale AZ EHS identifies opportunities to reduce or eliminate waste streams and conserve natural resources through a variety of sources. These sources include, but are not limited to, management of change programs (design review, new equipment installation and process change review/approval, chemical acquisition protocol, and monitoring and measurement data collection and review) participation in manufacturing meetings, new construction activities, and technical council activities. Pollution prevention opportunities are also identified and/or mandated by specific programs such as regulated air emissions reductions, Freescale Corporate or regional pollution prevention initiatives, energy reduction, water use/waste reduction, regulatory permit conditions, and Pollution Prevention Planning program administered by ADEQ.

b.	The pollution prevention goals are tied to eliminating, reusing, recycling or reducing the amount of natural resources used by the Freescale Arizona sites, and to reducing wastes generated at each site. Pollution prevention opportunities are identified, considered, and implemented in accordance with control document #12MAZ00106B, EHS Goals and Management Review.

c.	Site-specific goals are selected and prioritized in accordance with control document # 12MAZ00106B, EHS Goals and Management Review. Progress to meeting EHS (pollution prevention) goals is managed using EHS Goal setting and progress maintenance process.

d.	The potential pollution prevention goals are presented to operations management at least annually in accordance with the site’s control document #12MAZ00106B, EHS Goals and Management Review. The pollution prevention goals are endorsed and supported by the site senior management at implementation. EHS (pollution prevention) goals may be integrated into site operational goals as appropriate to the nature of the goal and the source of pollution prevention. Progress to meeting established EHS (pollution prevention) goals is communicated to corporate, regional, and EHS management and employees in accordance with control documents #12MAZ00113B, EHS Communications, Awareness, and Employee Participation, #12MAZ00107B, Management of Change, and to appropriate regulatory authorities/agencies in accordance with control document #12MAZ00104B, Regulatory and Operational Reporting.

e.	Refer to control document #12MAZ00132B, Regulatory and Operational Reporting, on requirements for regulatory and operations reports such as Toxic Release Inventory Report, Facilities Annual Report (hazardous waste), Tier II Report, Emissions Inventory Report (air emissions), Industrial Wastewater Discharge Report, EHS metrics Report (internal), Pollution Prevention Progress Reports, etc. The EHS Regulatory Reporting Schedule outlines the schedule and recordkeeping requirements. All regulatory and operations reports related to pollution prevention program will be managed in accordance with control document #12MWS10510D, Records Management Procedure.

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PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Document Number: 12MAZ00118B	Issue: K

Who	What	When
EHS Program/System Champion(s)	Identify opportunities to reduce or eliminate waste streams and conserve natural resources.	Continually
	Identify pollution prevention goals based on opportunities identified.	Annually
	Communicate/report pollution prevention goals and progress to Freescale management, employees, and regulatory agencies	As needed/ required.
	Address non-conformance to EHS (pollution prevention) goals in accordance with control documents #12MAZ00128B, Non-Conformance and Corrective & Preventive Action and #12MAZ00106B, EHS Goals and Management Review	As needed
EHS Manager	Present pollution prevention progress and potential goals to the site senior management.	As needed, annually at minimum
Key Business Partners	Review, endorse and support pollution prevention goals. Integrate into operational goals as appropriate.	Review and endorse periodically, support continually

4.4	Treatment, Disposal and Recycling of Hazardous and Non-hazardous Waste

Freescale AZ EHS employs the most environmentally friendly options for treatment and disposal of its hazardous and non-hazardous waste. Recycling and reuse opportunities are always considered first, before disposal options. For waste disposal options refer to Waste Characterization Guidelines. For requirements concerning the management of hazardous waste, see control document #12MAZ00119B, Hazardous Materials System.

Who	What	When
EHS Professional(s)	Identify methods of treatment, disposal and recycling of hazardous and non-hazardous waste based upon minimizing long-term impact on the environment; economics; and professional knowledge of methodologies. Refer to control document #12MAZ00119B, Hazardous Materials System and Waste Characterization Guidelines.	Continually

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PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Document Number: 12MAZ00118B	Issue: K

4.5	Air Pollution Emission Control

Freescale AZ EHS utilizes the best practical control technologies to minimize emissions in accordance with federal, state, or local regulations and permit conditions. Control technology selection/considerations include; capital and operational cost, control efficiency, physical space, applicable regulatory requirements. Where required, air emissions are controlled to levels mandated by each site’s air permit, and in certain operations no physical controls may be employed or required. To ensure the continued efficient operation of control equipment and abatement of air emissions, in accordance with local regulatory requirements, Operations and Maintenance (O&M) Plans are developed and implemented when required. Approved O&M Plans and associated records of compliance are maintained in accordance with control document #12MWS10510D, Records Management Procedure. Non-conformances with O&M Plan limits and maintenance intervals are addressed in accordance with control document #12MAZ00128B, Non-Conformance and Corrective & Preventive Action as well as control document #12MAZ00132B, Regulatory and Operational Reporting as needed. Equipment used to monitor and measure performance of control devices are calibrated, where applicable, in accordance with control document #12MAZ00127B, EHS Monitoring, Measurement and Calibration and AZ Site Services control document #12MSA10598D, AZSS Calibration of Environmental Compliance Monitoring Equipment.

Who	What	When
EHS Manager, Facilities Operations and Maintenance Manager, and EHS Program/System Champion	Responsible for compliance with air emissions permit limits and O&M Plan requirements.	Continually

EHS Program/System Champion, KBPs, Facilities Engineering and Operations/Maintenance	Ensure the utilization of the best practical air emission control technologies, where required, to minimize emissions.	Continually
	Ensure proper operation and maintenance of emission control technologies as specified in O&M Plans	Continually

Facilities Operations and Maintenance, KBPs	Responsible for performing preventive maintenance (PM) on air abatement equipment and generating records of maintenance. Refer to control document #12MWS10510D, Records Management Procedure.	According to PM program

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Document Number: 12MAZ00118B	Issue: D

Who	What	When
Facilities Operations and Maintenance, KBPs (cont)	Contact EHS Program/System Champion immediately when the operating parameter of the air abatement equipment is out of the specifications, or when an emergency occurs that may lead to permit violation or threaten the safety and health of personnel or the environment.	As needed
	Ensure newly employed personnel work under the supervision of a trained person before starting to operate or service the air abatement equipment alone.	Until trained and authorized by supervision
	Ensure air abatement equipment training is completed for any new employee.	Continually

EHS Management, EHS Program/System Champion	Maintain monitoring, measurement, and calibration of compliance equipment records as well as reports to regulatory agencies in accordance with control document #12MWS10510D, Records Management Procedure.	Continually
	Report non-conformances to air permit conditions/limitations in accordance with control documents #12MAZ00132B, Regulatory and Operational Reporting and 12MAZ00128B Non-Conformance and Corrective & Preventive Action	As needed

4.6	Industrial Waste Water

Freescale AZ sites operate Industrial Wastewater Treatment (IWT) systems, to ensure that industrial wastewater discharge permit limits are met. Equipment used to monitor and measure industrial wastewater discharges (eg. pH and flow) are calibrated in accordance with control document # 12MAZ00127B, EHS Monitoring, Measurement and Calibration as well as control document #12MSA10598D, AZSS Calibration of Environmental Compliance Monitoring Equipment

Who	What	When
EHS Program/System Champion	Maintain monitoring, measurement, and calibration of compliance equipment records as well as reports to regulatory agencies in accordance with control document #12MWS10510D, Records Management Procedure	Continually

ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Document Number: 12MAZ00118B	Issue: K

Who	What	When
EHS Program/System Champion (cont)	Report non-conformances to wastewater permit conditions/limitations in accordance with control document #12MAZ00132B Regulatory and Operational Reporting and #12MAZ00128B Non-Conformance and Corrective & Preventive Action	As needed

EHS Manager, Facilities Operations and Maintenance Manager, EHS Program/System Champion	Responsible for compliance with industrial wastewater discharge permit limits.	Continually

Facilities Operations and Maintenance	Responsible for performing preventive maintenance (PM) on equipment and instrumentation of the wastewater treatment system and generating records of maintenance. Refer to control document #12MWS10510D, Records Management Procedure.	According to PM program

	Contact EHS Program/System Champion immediately when the pH of the wastewater discharge is not within the permitted pH limits, or when an emergency occurs in the wastewater treatment systems that may lead to a permit violation or threaten the safety and health of personnel or the environment.	As needed

	Ensure the newly employed Wastewater Operator works under the supervision of a trained Wastewater Operator before starting to operate or service the wastewater treatment system alone.	Until trained and authorized by supervision

	Ensure wastewater treatment training is completed for any new employee.	Continually

EHS Program/System Champion, Facilities Engineering, and/or Facilities Operations and Maintenance	Determine the root cause of a permit violation or a system failure. Assure that a corrective/preventive action plan is implemented to address the deficiency. Refer to control document # 12MAZ00128B, Non-Conformance and Corrective & Preventive Action.	After a violation occurs or a significant system failure that would lead to a permit violation or pose threats to the safety and health of personnel.

ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Document Number: 12MAZ00118B	Issue: K

Who	What	When
EHS Management, EHS Program/System Champion	Perform notification, as applicable, described in the control document # 12MAZ00132, Regulatory and Operational Reporting.	Upon knowledge of the violation

4.7	Surface Water and Groundwater Protection

Freescale AZ sites protect surface water and groundwater quality from industrial and construction contamination through implementation of Best Management Practices (BMP’s). Each site maintains written and implemented Storm Water Pollution Prevention (SWPP) Plans. SWPP Plans identify potential on-site surface water pollution sources, and describe management practices, which are in place to prevent surface water contamination. Prior to soil disturbance, the need for a surface water pollution prevention plan for construction activities is evaluated, a written plan developed, and a permit secured if necessary. The sites have implemented a number of additional provisions such as the Spill Prevention Control and Countermeasure (SPCC) Plan in order to prevent pollution in the stormwater and groundwater.

Who	What	When
Facilities Operations and Maintenance Manager	Ensure provisions to protect surface water quality from industrial and construction contamination are implemented.	Continually
EHS Program/System Champion	Ensure the Storm Water Pollution Prevention Plan is developed and implemented.	Continually
	Evaluate the need for surface water pollution prevention plan for construction activities and develop a written plan if required. Refer to 40 CFR 122.26(b)(15) for requirements on storm water discharges associated with small construction activity under EPA’s storm water program.	As Needed

ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Document Number: 12MAZ00118B	Issue: K

Who	What	When
EHS Professional(s)	Maintain the Spill Prevention Control and Countermeasures (SPCC) Plans. Each site maintains a SPCC Plan that describes procedures to prevent releases of oil based hazardous liquids to the environment.	Continually

	Conduct regular inspections of bulk tanks containing regulated hazardous materials, and their secondary containment areas for leaks and signs of deterioration in accordance with control document #12MAZ00119B, Hazardous Materials System.	Monthly

	Address hazardous material storage and secondary containment deficiencies and spills in accordance with control documents #12MAZ00128B, Non-Conformance and Corrective & Preventive Action and #12MAZ00132B, Regulatory and Operational Reporting	As needed

Facilities Engineering Manager	Ensure secondary containments are provided for all external hazardous material storage facilities.	Continually

Facilities Operations and Maintenance, EHS Program/System Champion (site specific)	Ensure the diesel tanks and the secondary containment of emergency generators and fire pumps are inspected for their integrity and for signs of spills. Provide maintenance or repairs as needed.	Periodically during scheduled preventive maintenance activities, or monthly (site specific)

4.8	Identification of Potential Pollution Conveyances

Freescale AZ sites identify potential pollution conveyances such as piping, wells, and storm water retention basins, water supply wells, and drywells. The site drawings are maintained within the Facilities Engineering CAD department.

4.9	Personnel Training on Pollution Prevention

Freescale AZ sites conduct personnel training to promote general awareness and provide site specific information and instructions to prevent pollution to the environment. EHS Training requirements are described in control document #12MAZ00125B, EHS Training System.

ELECTRONIC VERSONS ARE UNCONTROLLED EXCEPT WHEN ACCESSED DIRECTLY FROM COMPASS SERVER.

PRINTED VERSIONS ARE UNCONTROLLED EXCEPT WHEN STAMPED “CONTROLLED COPY” IN RED.

Document Number: 12MAZ00118B	Issue: K

5.0	RECORDS

5.1	Required Records

Paragraph	Record Description	Retention
4.5	Air permit monitoring, measurement, and calibration records as well as reports to regulatory agencies	Year created +30 yrs

4.6	Wastewater discharge and wastewater treatment monitoring, measurement, and calibration records as well as reports to regulatory agencies	Year created + 30 yrs

Refer to control document #12MWS10510D, Records Management Procedure which outlines the requirements for compliance with Records Management Policy SOP 4-15.

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Document Number: 12MAZ00118B	Issue: K

REVISION SHEET

Revision Date	Description of Revision & Writer	Spec Coord	Effective Date
Previous revision maintained in WWCM

G 15 Jan 05	Combined elements of Tempe and Chandler Pollution Prevention System documents into one document to be shared by both sites. This document replaces 68ASA66141B, 68ASA66296B, 68ASA66310B, 68ASA66314B, 68ASA66596B, 68ASA66610B. Document revised by Brian Johnson and Hsi-An Kwong.	J Lund	10 Feb 05

H 19 Sep 05	Changed name of ancillary document from “Identification and Characterization Log” to “Waste Characterization Guidelines”. Added additional sources of waste stream characterization. Modified sections 3.0 and 5.0 to include current documents and records. Modified section 4.8. Minor format changes made throughout the document. Document revised by B. Johnson and Hana Dostalova	J Lund	30 Sep 05

J 04 May 06	Changed Stormwater Pollution Prevention Plan to a work aid by removing it from Section 5.1. Added Section 4.3.e to address pollution prevention related reports. Modified Section 4.3.b to remove regulatory or operations reports to a new Section 4.3.e. Updated the list of required records and record retention in Section 5.1. Document revised by Hsi-An Kwong.	J Lund	15 May 06

K 21 Aug 07	Combined Section 4.8 Groundwater Protection into Section 4.7 to include both surface water and groundwater protections in the same section. Added reference to 40 CFR 122.26 in Section 4.7. Updated responsibility of KBP in sections 4.5 and 4.6. Updated recordkeeping requirements to the Corporate document throughout the sections. Updated training requirements in Section 4.9. Updated existing document numbers to new document numbers throughout all sections. Document number and reference documents changed from 68A’s to 12M’s. Added iCAP classification. Document revised by Hsi-An Kwong	J Lund	17 Oct 07

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EXHIBIT C

Floor Plans of Premises

[Attached]

C-1

Chandler - A and B Bldg Level 1

LOBBY
OHR
TSO Lab

2,856 sf lab space

One MRAM Tool in this Lab

MESA Lab Space highlighted in Brown

M. Aguirre
Freescale Real Estate & Space Mgmt

January 24, 2008

Chandler Site –M and N Building - Level 1

MESA Fab Space highlighted in Brown

Fab: 7,130 sf

M. Aguirre
Freescale Real Estate & Space Mgmt

January 24, 2008

Chandler Site - M and N Building - Level 2

MESA Office Space highlighted in Brown

Sedona Conf
Room 450 Sq. Ft.
Office and Admin
Space 483 Sq. Ft.
Requested Eng/Tech Cube
Space – (Approx 2523 sq.ft)
Requested Offices and Cube
Space – (Approx 2324 sq.ft)
Requested Cube Space –
(Approx 258 sq.ft)

Total Space requested = 6,038 sq. ft.

M. Aguirre
Freescale Real Estate & Space Mgmt

January 24, 2008

EXHIBIT D

Description of Property

PARCEL 1:

THE NORTH HALF OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 1 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA; EXCEPT THE SOUTH 20 FEET OF THE NORTH 33 FEET; AND

EXCEPT THE WEST 322 FEET OF THE NORTH 270.56 FEET OF THE NORTH HALF OF THE SOUTHEAST QUARTER OF SAID SECTION 20; and

EXCEPT COMMENCING AT THE SOUTHEAST CORNER OF SAID SECTION 20;

THENCE NORTH 00 DEGREES 09 MINUTES 47 SECONDS EAST ALONG THE EAST LINE OF SAID SECTION 20 A DISTANCE OF 1390.28 FEET TO A POINT WHICH BEARS SOUTH 00 DEGREES 09 MINUTES 47 SECONDS WEST A DISTANCE OF 1251.15 FEET FROM THE EAST QUARTER CORNER OF SAID SECTION 20;

THENCE NORTH 89 DEGREES 50 MINUTES 13 SECONDS WEST, A DISTANCE OF 158.39 FEET TO THE POINT OF BEGINNING OF THE PARCEL HEREIN DESCRIBED;

THENCE WEST, A DISTANCE OF 59.58 FEET;

THENCE NORTH 00 DEGREES 14 MINUTES 38 SECONDS EAST, A DISTANCE OF 45.97 FEET;

THENCE EAST A DISTANCE OF 16.60 FEET;

THENCE SOUTH 00 DEGREES 14 MINUTES 35 SECONDS WEST, A DISTANCE OF 6.42 FEET;

THENCE EAST A DISTANCE OF 46.77 FEET;

THENCE NORTH, A DISTANCE OF 31.65 FEET;

THENCE EAST, A DISTANCE OF 38.63 FEET;

THENCE SOUTH 00 DEGREES 14 MINUTES 50 SECONDS WEST, A DISTANCE OF 28.74 FEET;

THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS WEST, A DISTANCE OF 60.05 FEET TO THE POINT OF BEGINNING; AND

D-1

EXCEPT ANY PORTIONS THEREOF LYING WITHIN DEDICATIONS FOR THE RIGHT OF WAY FOR ALMA SCHOOL ROAD.

PARCEL 2:

THAT PORTION OF SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 1 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SAID SECTION 20;

THENCE NORTH 00 DEGREES 47 MINUTES 35 SECONDS WEST, ALONG THE EAST LINE OF SAID SOUTHEAST QUARTER, 1320.74 FEET TO THE NORTH LINE OF SAID SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER;

THENCE SOUTH 89 DEGREES 02 MINUTES 34 SECONDS WEST, ALONG SAID NORTH LINE, 55.00 FEET TO THE WEST LINE OF EAST 55.00 FEET OF SAID SOUTHEAST QUARTER AND THE TRUE POINT OF BEGINNING;

THENCE SOUTH 89 DEGREES 02 MINUTES 34 SECONDS WEST, ALONG SAID NORTH LINE 1174.85 FEET;

THENCE SOUTH 00 DEGREES 57 MINUTES 26 SECONDS EAST, 37.50 FEET;

THENCE SOUTH 45 DEGREES 57 MINUTES 26 SECONDS EAST, 53.03 FEET TO THE SOUTH LINE OF THE NORTH 75.00 FEET OF SAID SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER;

THENCE NORTH 89 DEGREES 02 MINUTES 34 SECONDS EAST, ALONG SAID WEST LINE, 1137.13 FEET TO THE WEST LINE OF THE EAST 55.00 FEET OF SAID SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER;

THENCE NORTH 00 DEGREES 47 MINUTES 35 SECONDS WEST, ALONG SAID WEST LINE, 75.00 FEET TO THE TRUE POINT OF BEGINNING.

D-2

EXHIBIT E

Initial Term Fixed Rent Chart

Location	Sq.Ft.	Unit Fixed Rent Rate	Annual Fixed Rent	Monthly Fixed Rent
Office Space (Building M)	6,038	$20/sq.ft./year	$120,760/year	$10,063.33/month
Fab Space (Bldgs. M&N)	7,130	$85/sq.ft/year	$606,050/year	$50,504.17/month
Lab Space (Bldg. B)	2,856	$40/sq.ft/year	$114,240/year	$9,520.00/month

Total	16,024		$841,050/year	$70,087.50/month

E-1

EXHIBIT F

Renewal Term Fixed Rent Chart

Location	Sq.Ft.	Unit Fixed Rent Rate	Annual Fixed Rent	Monthly Fixed Rent
Office Space (Building M)	6,038	$20.80/sq.ft./year	$125,590.40/year	$10,465.87/month
Fab Space (Bldgs. M&N)	7,130	$88.40/sq.ft/year	$630,292.00/year	$52,524.33/month
Lab Space (Bldg. B)	2,856	$41.60/sq.ft/year	$118,809.60/year	$9,900.80 /month

Total	16,024		$874,692.00/year	$72,891.00/month

F-1

EXHIBIT G

Intentionally Deleted

G-1

EXHIBIT H

Janitorial Specifications

(i)	Landlord will dust and vacuum the Office Space twice per month.

(ii)	Trash will be emptied 2 to 3 times per week from the Office Space.

(iii)	Landlord will clean rest rooms daily Monday through Friday except during holidays or shutdown days.

(iv)	Window cleaning will be an additional charge to Tenant which shall be paid as Additional Rent.

(v)	Tenant to provide janitorial services to the Lab Space and the Fab Space in accordance with all applicable site specifications and requirements at its cost with personnel approved by Landlord.

H-1

EXHIBIT I

Description of Landlord’s Furniture in Premises

OFFICE SPACE (M Building – Level 2):

Sedona Conference Room

Description	Qty
Improv task chairs	10
Improv side chairs	12
12x4 conference room table	1
PC small table	1
Electric screen	1
polycom phone	1
Epson overhead projector	1

Executive Office and Admin area

Description	Qty
7’ wood desk	1
5’ wood credenza	1
5’ wood wardrobe cabinet	1
small 72”x36” table	1
conference chairs	8
Panaboard-electric white board	1
white screen	1
4’ foot Haworth panels	4
42” wide/ file cabinets	4
Haworth work surfaces	3
Improv office chair	1

Cubicles in M bldg office area

8x8 Haworth cubicles	4
8x12 Haworth cubicles	17
Hardwall offices	5

Each 8x8 cubicle has the following

1. seats one person
2. has 7 4 foot panels
3. has 3 work surfaces
4. has 2 - 4 overheads
5. has 1 - 2 drawer file cabinet
6. has 2 pedestal file cabinets
7. has 1 keyboard holder
8. has 1 office chair

I-1

Each 8x12 cubicle has the following

1. seats 2 persons
2. has 9 4 foot panels
3. has 5 work surfaces
4. has 4 - 4 overheads
5. has 1- 2 drawer file cabinet
6. has 4 pedestal file cabinets
7. has 2 keyboard holder
8. has 2 office chair

Each Hard wall office has the following

1. seats one person
2. Has one 5 high file cabinet
3. has 5 work surfaces
4. has 4 - 4 overheads
5. has 1 - 2 drawer file cabinet
6. has 2 pedestal file cabinets
7. has 1 keyboard holder
8. has 1 office chair

LAB SPACE (A Building – Level 1)

Description/Office Equipment	Qty
42” Haworth file cabinets	7
misc stools and lab seating	11
Haworth 36” panels	12
Haworth work surfaces	15
Office type chairs- various	8
Lab benches- various	6
Various computers and monitors

FAB SPACE (M Building – Level 1): None

I-2

EXHIBIT J

Additional Rent @ Up to 75wspw Full Wafer Equivalent:

Gas & Chemicals and

Failure and Reliability Analytical Laboratory Services

Item		Additional Rent Year 1
Manufacturing Services
1.	Manufacturing consumables	$3,404/mo
Includes: - Bulk gases and chemicals for up to 75wspw full wafer equivalent

2.	Manufacturing support services	$12,176/mo

Includes:

- Use of factory manufacturing execution and analysis software (PROMIS, Tool Tracking, SPC) in CH-FAB

- Chandler Analytical Lab services (PALAZ TEM, SEM, etc. Maximum 18 samples/mo)

- Chandler Failure and Reliability Analysis Lab services

- Tenant may requisition incidental parts and supplies from CH-FAB with a total value not to exceed $1,000 per month at no charge

Items not included:

- Maintenance of MRAM equipment not included in service contracts

- Shipping costs

- Parts ordering and stocking

- Operator staffing to run Tenant-owned tools

- Specialty gases and chemicals that are not provided as part of factory bulk delivery systems

Tenant expense

The rate for each of the above items will increase on the first (1st) anniversary (and each anniversary thereafter) of the Lease Term by an amount equal to four percent (4.0%) of the rate for such item for the preceding year.

J-1

EXHIBIT K

HVAC SPECIFICATIONS

Lab Space (A Building – Level 1):

Temperature: 62ºF – 74ºF

Relative Humidity: 15% – 75%

Fab Space (M Building – Level 1):

Temperature: 66ºF – 70ºF

Relative Humidity: 37% – 48%

K-1

EXHIBIT L

FORM EMPLOYEE COMPUTER ACCESS AGREEMENT

[Attached]

L-1

Freescale Semiconductor, Inc.

NON-DISCLOSURE AGREEMENT- COMPUTER ACCESS

COMPANY: EVERSPIN TECHNOLOGIES, INC.

EMPLOYEE’S/AGENT’S NAME:

The term ‘User’, as used herein, shall be deemed to refer equally to Company and Company’s individual employee or agent signing this Non-Disclosure Agreement-Computer Access (this “Agreement”). IN consideration of Freescale Semiconductor, Inc. (“Freescale’) providing access to User to certain of Freescale’s computerized data. User hereby agrees as follows:

1.	Company agrees to require all of its employees or agents who will obtain access to a password (used for authentication purposes) and a user id (used to identify computer system users) permitting access to Freescale’s computer to sign a copy of this Agreement.

2.	The password, together with the proprietary information and other confidential data which are stored on Freescale’s computer systems (“Proprietary Information”) are of a confidential and proprietary nature and are and will remain the property of Freescale and may only be accessed by means of a password to be provided to User by Freescale. The term Proprietary Information shall exclude any of User’s confidential or proprietary information stored on Freescale’s computer systems. A password will be provided to User by Freescale which User will be instructed to change periodically to maintain the password’s integrity. User hereby agree to maintain any password, together with all Proprietary Information acquired from the Freescale computer systems, in confidence. User agree not to copy, use or disclose Proprietary Information except only for the limited purpose expressly set forth in this Agreement or in any other written Agreement between User and Freescale. User agree to access the Freescale computer system only from the Freescale Chandler, Arizona facility or any other site approved in writing by Freescale.

3.	User’s obligations under this Agreement will continue 10 years from after the date of this Agreement, even after the completion by User of any work for Freescale, except with respect to any information which:

A.	was known to User prior to disclosure by Freescale without restriction on disclosure, or is, at the time of disclosure under this Agreement, already known to the User without restriction on disclosure, or

B.	is now generally known to the public, or later becomes so through no fault of User, or

C.	comes to User without any obligation of secrecy, from a third party that did not receive it directly or indirectly from Freescale, or

D.	which is ordered to be produced by a court, in which event User shall notify Freescale in writing before producing such information in order to afford Freescale the opportunity to seek a protective order.

4.	On the earlier of (i) a written request by Freescale, or (ii) the termination of this Agreement, User will promptly deliver to the designated Freescale representative all Freescale documents, Proprietary Information, records, passwords, access codes, user id’s and other data which relate to the business activities of Freescale and were received by User under this non-disclosure Agreement-computer access.

5.	Upon Freescale’s written request not more than twice annually, an officer of the Company will certify in writing that User is in compliance with this Agreement.

6.	This Agreement is governed by the laws of the State of Arizona. This Agreement can be modified or waived only in a writing signed by the parties.

UNDERSTOOD AND AGREED:

(All information below must be provided before NDA can be approved.)

‘COMPANY PRESIDENT / VICE PRESIDENT’

NAME & TITLE:

SIGNED:

DATE:

EMPLOYEE/AGENT

NAME & TITLE:

SIGNED:

DATE:

FREESCALE SEMICONDUCTOR, INC.

NAME & TITLE:

SIGNED:

DATE:

CID: